            As filed with the Securities and Exchange
                 Commission on January 31, 1996

                                                 File No. 2-33889

               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

               __________________________________

                            FORM N-lA

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF l933    X

                   Pre-Effective Amendment No.

                 Post-Effective Amendment No. 51                X

                             and/or

           REGISTRATION STATEMENT UNDER THE INVESTMENT
                      COMPANY ACT OF l940                       X

                        Amendment No. 31

               __________________________________

                 Fiduciary Management Associates
       (Exact Name of Registrant as Specified in Charter)

                Alliance Capital Management L.P.
    1345 Avenue of the Americas, New York, New York    l0105
     (Address of Principal Executive Office)      (Zip Code)

                 Registrant's Telephone Number,
              including Area Code:  (800) 221-5672
               __________________________________

                      EDMUND P. BERGAN, JR.
                Alliance Capital Management L.P.
                   1345 Avenue of the Americas
                    New York, New York  l0105
             (Name and address of agent for service)

      It is proposed that this filing will become effective
                     (check appropriate box)

    __X__immediately upon filing pursuant to paragraph (b)
    _____on (date) pursuant to paragraph (b)

    _____60 days after filing pursuant to paragraph (a) (1)
    _____on (date) pursuant to paragraph (a) (1)
    _____75 days after filing pursuant to paragraph (a) (2)
    _____on (date) pursuant to paragraph (a) (2) of rule 485.

         If appropriate, check the following box:

    _____this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Registrant has registered an indefinite number of shares of Beneficial Interest pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrant filed a notice pursuant to such Rule for its fiscal year ended September 30, 1995 on November 29, 1995.

                      CROSS REFERENCE SHEET
                  (as required by Rule 404(c))

                                           Location in Prospectus
N-lA Item No.                                     (Caption)
_____________                              ______________________

PART A

Item l.  Cover Page.......................  Cover Page

Item 2.  Synopsis.........................  Expense Information

Item 3.  Condensed Financial Information..  Financial Highlights

Item 4.  General Description of Registrant  Description of the
                                            Fund; General
                                            Information

Item 5.  Management of the Fund..........   Management of the
                                            Fund; General
                                            Information

Item 6.  Capital Stock and Other
           Securities...................... General Information;
                                            Dividends,
                                            Distributions and
                                            Taxes

Item 7.  Purchase of Securities Being
           Offered.......................   Purchase and
                                            Redemption of Shares;
                                            General Information

Item 8.  Redemption or Repurchase........   Purchase and
                                            Redemption of Shares

Item 9.  Pending Legal Proceedings........  Not Applicable

                                            Location in Statement
                                                 of Additional
                                            Information (Caption)
PART B                                      _____________________

Item l0. Cover Page.......................  Cover Page

Item ll. Table of Contents................  Cover Page

Item l2. General Information and History..  Investment Policies
                                            and Restrictions;
                                            Management of the

                                            Fund; General
                                            Information

                      CROSS REFERENCE SHEET
                  (as required by Rule 404(c))

                                            Location in Statement
                                                 of Additional
N-lA Item No.                               Information (Caption)
_____________                               _____________________

PART B (continued)


Item l3. Investment Objectives and
           Policies.......................  Investment Policies
                                            and Restrictions

Item l4. Management of the Registrant.....  Management of the
                                            Fund

Item l5. Control Persons and Principal
           Holders of Securities..........  Management of the
                                            Fund

Item l6. Investment Advisory and
           Other Services.................  Management of the
                                            Fund

Item l7. Brokerage Allocation and
           Other Practices................  Portfolio
                                            Transactions

Item l8. Capital Stock and Other
           Securities.....................  General Information

Item l9. Purchase, Redemption and Pricing
           of Securities Being Offered....  Purchase and
                                            Redemption of Shares

Item 20. Tax Status.......................  Dividends,
                                            Distributions and
                                            Taxes

Item 21. Underwriters.....................  General Information

Item 22. Calculation of Performance Data..  General Information

Item 23. Financial Statements.............  Financial Statements;
                                            Report of Independent
                                            Auditors

                                                 FIDUCIARY MANAGEMENT ASSOCIATES
--------------------------------------------------------------------------------

P.O. Box 1520 Secaucus, New Jersey 07096-1520

Toll Free (800) 221-5672

--------------------------------------------------------------------------------

Fiduciary Management Associates (the "Fund") is a diversified, open-end manage-ment investment company designed to afford institutional investors the opportu-nity to choose among three separately managed pools of assets ("Portfolios") which have differing investment objectives and policies. This Prospectus offers only shares of the two Portfolios mentioned below. Shares of the Fund's other Portfolio are offered by a separate prospectus.

--------------------------------------------------------------------------------
               A DIVERSIFIED SELECTION OF INVESTMENT ALTERNATIVES

--------------------------------------------------------------------------------
Growth Portfolio--seeks capital appreciation by investing principally in equity securities. Current income is incidental to the objective of capital growth. This Portfolio is designed for investors seeking superior gains and willing to accept the relatively greater risks associated with aggressive investment techniques.

Short-Term Global Income Portfolio--seeks the highest level of current income, consistent with what Alliance Capital Management L.P., the Fund's investment adviser (the "Adviser"), considers to be prudent investment risk, that is available from a portfolio of high quality debt securities having remaining ma-turities not exceeding three years and an average weighted maturity not exceed-ing one year. The Short-Term Global Income Portfolio has not commenced invest-ment operations as of the date of this Prospectus.

--------------------------------------------------------------------------------
                              PURCHASE INFORMATION

--------------------------------------------------------------------------------
Shares of the Portfolios may be purchased only by investment management clients of the Adviser or its affiliates and by institutional investors. The minimum initial investment in each Portfolio is $5,000,000, except that investment man-agement clients of the Adviser or its affiliates may invest in any amount.
There is no minimum for subsequent investments. Further information can be ob-tained from Alliance Fund Services, Inc. at the telephone number or address shown above.
An investment in the Fund is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not federally insured by the Federal Deposit In-surance Corporation, the Federal Reserve Board or any other agency.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION

--------------------------------------------------------------------------------

This Prospectus sets forth concisely the information which a prospective in-vestor should know about the Portfolios before investing. A "Statement of Addi-tional Information" dated February 1, 1996, which provides further information regarding certain matters discussed in this Prospectus and other matters which may be of interest to some investors, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call or write Alliance Fund Services, Inc. at the address or telephone number shown above.

(R)/SM : These are registerd marks used under licenses from the owner, Alliance Capital Management L.P.
--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          PROSPECTUS/February 1, 1996

  Investors are advised to read this Prospectus carefully and to retain it for future reference.

                              EXPENSE INFORMATION

SHAREHOLDER TRANSACTION EXPENSES

  The Portfolios have no sales load or deferred sales load on purchases or re-
    invested dividends.
  The Portfolios have no redemption fee.

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)

                                                             SHORT-TERM
                                                            GLOBAL INCOME GROWTH
                                                            ------------- ------
 Management Fees..........................................       .45%       .75%
 12b-1 Fees...............................................         0%         0%
 Other Expenses...........................................       .40%       .36%
                                                                 ---       ----
Total Fund Operating Expenses.............................       .85%      1.11%

EXAMPLE:
  You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (cumulatively through the end of each time period):

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Growth Portfolio................................  $11     $35     $61     $135
Short-Term Global Income Portfolio..............  $ 9     $27     --       --

  The purpose of the foregoing table is to assist the investor in understand-ing the various costs and expenses that an investor will bear directly or in-directly. "Other Expenses" for the Short-Term Global Income Portfolio, which has not yet commenced operations, are based on estimated amounts for the cur-rent fiscal year. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                     FINANCIAL HIGHLIGHTS--GROWTH PORTFOLIO
                      PER SHARE INCOME AND CAPITAL CHANGES
                  FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

  The following information as to net asset value, ratios and certain supple-mental data for each of the periods shown below has been audited by Ernst & Young LLP, the Fund's independent auditors, whose unqualified report thereon (referring to financial highlights) for each of the five years in the period ended September 30, 1995 appears in the Statement of Additional Information. The following information should be read in conjunction with the financial statements and related notes included in the Statement of Additional Informa-tion.

                                                          YEAR ENDED SEPTEMBER 30,
                          ---------------------------------------------------------------------------------------------------------
                            1995       1994       1993       1992       1991      1990       1989      1988       1987       1986
                          --------   --------   --------   --------   --------  --------   --------  --------   --------   --------
Net asset value,
 beginning of year......    $29.94     $31.29     $27.41     $30.93     $23.09    $40.61     $29.08    $47.26     $47.51     $36.35
                          --------   --------   --------   --------   --------  --------   --------  --------   --------   --------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income
 (loss).................      (.07)      (.20)      (.10)      (.07)       .07       .08        .11      (.02)      (.01)       .02
Net realized and
 unrealized gain (loss)
 on investments.........      7.51       (.93)      7.29      (2.24)      8.28    (10.45)     11.87     (8.08)     10.93      12.93
                          --------   --------   --------   --------   --------  --------   --------  --------   --------   --------
Net increase (decrease)
 in net asset value from
 operations.............      7.44      (1.13)      7.19      (2.31)      8.35    (10.37)     11.98     (8.10)     10.92      12.95
                          --------   --------   --------   --------   --------  --------   --------  --------   --------   --------
LESS: DISTRIBUTIONS
Dividends from net
 investment income......       -0-        -0-        -0-       (.07)      (.10)     (.07)      (.05)      -0-        -0-       (.18)
Distributions from net
 realized gains.........     (4.48)      (.22)     (3.31)     (1.14)      (.41)    (7.08)      (.40)   (10.08)    (11.17)     (1.61)
                          --------   --------   --------   --------   --------  --------   --------  --------   --------   --------
Total dividends and
 distributions..........     (4.48)      (.22)     (3.31)     (1.21)      (.51)    (7.15)      (.45)   (10.08)    (11.17)     (1.79)
                          --------   --------   --------   --------   --------  --------   --------  --------   --------   --------
Net asset value, end of
 year...................    $32.90     $29.94     $31.29     $27.41     $30.93    $23.09     $40.61    $29.08     $47.26     $47.51
                          ========   ========   ========   ========   ========  ========   ========  ========   ========   ========
TOTAL RETURN
Total investment return
 based on net asset
 value(a)...............     30.94%     (3.63)%    27.79 %    (7.52)%    37.03%   (29.53)%    41.94%    (9.51)%    28.90%     41.92%
                          ========   ========   ========   ========   ========  ========   ========  ========   ========   ========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
 (000's omitted)........  $128,135   $106,435   $138,932   $129,188   $183,538  $130,082   $187,046  $135,357   $181,786   $167,429
Ratio of expenses to
 average net assets.....      1.11 %      .98 %      .97 %      .92 %      .96%      .90 %      .96%      .93 %      .89  %     .91%
Ratio of net investment
 income (loss) to
 average net assets.....      (.26)%     (.42)%     (.31)%     (.19)%      .25%      .30 %      .31%     (.05)%     (.02) %     .02%
Portfolio turnover rate.       159 %      116 %      100 %      122 %      102%       87 %      101%       60 %       75  %      74%

--------
(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and re-demption on the last day of the period.

  Further information about the Growth Portfolio's performance is contained in the Portfolio's annual report to shareholders which may be obtained by share-holders without charge by contacting Alliance Fund Services, Inc. at the ad-dress or telephone number shown on the cover of the Prospectus.

                            DESCRIPTION OF THE FUND


INTRODUCTION TO THE FUND

  The Fund is a diversified, open-end management investment company commonly known as a "mutual fund" whose shares are offered in separate series referred to as "Portfolios." Because the Fund offers multiple Portfolios, it is known as a "series fund." Each Portfolio is a separate pool of assets constituting, in effect, a separate fund with its own investment objectives and policies. A shareholder in a Portfolio will be entitled to its pro rata share of all divi-dends and distributions arising from that Portfolio's assets and, upon redeem-ing shares of that Portfolio, the shareholder will receive the then current net asset value of that Portfolio represented by the redeemed shares. (See "Pur-chase and Redemption of Shares," below). The Fund is empowered to establish, without shareholder approval, additional Portfolios which may have different investment objectives.

  The investment objectives and policies of each Portfolio are set forth below. Except as otherwise provided below, the Fund's investment policies are not des-ignated "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act") and may, therefore, be changed by the Trustees without a shareholder vote. However, the Fund will not change its in-vestment policies without contemporaneous written notice to shareholders. There can be, of course, no assurance that any of the Portfolios will achieve their respective investment objectives.

INVESTMENT OBJECTIVE AND POLICIES OF THE GROWTH PORTFOLIO

General. The investment objective of the Growth Portfolio, which may not be changed without shareholder approval, is to emphasize growth of capital and in-vestments will be made based upon their potential for capital appreciation. Therefore, current income will be incidental to the objective of capital growth.

  Within this basic framework, the policy of the Portfolio will be to invest in any companies and industries and in any type of securities which are believed to offer possibilities for capital appreciation. Investments may be made in well-known and established companies as well as in new and unseasoned compa-nies, but the Portfolio may invest in the securities of a new company with a record of less than three years of continuous operation only if immediately thereafter less than 10% of the Portfolio's assets are invested in the securi-ties of such new companies.

  The Portfolio will invest in both listed and unlisted securities and in for-eign as well as domestic securities. While the Portfolio has no present inten-tion of investing any significant portion of its assets in foreign securities, it reserves the right to invest in foreign securities if purchase thereof would not cause more than 15% of the value of the Portfolio's total assets, at the time of purchase, to be invested in foreign securities.

  Critical factors which will be considered in the selection of securities will include the economic and political outlook, the values of individual securities relative to other investment alternatives, trends in the determinants of corpo-rate profits, and management capability and practices. Generally speaking, dis-posal of a security will be based upon factors such as (i) actual or potential deterioration of the issuer's earning power which the Fund believes may ad-versely affect the price of the issuer's securities, (ii) increases in the price level of the security or of securities generally which the Fund believes reflect earnings growth too far in advance, and (iii) changes in the relative opportunities offered by various securities.

  It is expected that under normal circumstances substantially all of the Port-folio's assets will be invested in equity securities (common stocks, securities convertible into common stocks or rights or warrants to subscribe for or purchase common stocks). The Portfolio at times may also invest in debt securities and pre-ferred stocks offering a significant opportunity for price appreciation. The average dollar weighted maturity of the Portfolio's portfolio of debt securi-ties is expected to vary between 1 and 30 years.

  The Portfolio may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the as-sets of the issuing company. Also, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

  Defensive Position. When business or financial conditions warrant, the Port-folio may assume a temporary defensive position and invest without limit in in-vestment grade debt securities or preferred stocks or hold its assets in cash equivalents. Such cash equivalents may include (i) obligations of the U.S. Gov-ernment and its agencies or instrumentalities, (ii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having to-tal assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation, and (iii) commercial paper of prime quality rated A-1 or higher by Standard & Poor's Ratings Services ("S&P") or Prime-1 or higher by Moody's Investors Services, Inc. ("Moody's") or, if not rated, issued by compa-nies which have an outstanding debt issue rated A or higher by Moody's or S&P.

  Restricted Securities. The Portfolio may invest in restricted securities (i.e., securities that must be registered under the Securities Act of 1933 be-fore they may be offered or sold to the public) and in other assets having no ready market if such purchases at the time thereof would not cause more than 10% of the value of the Portfolio's net assets to be invested in all such re-stricted or not readily marketable (or other illiquid) assets. Unless so regis-tered, restricted securities may be sold only in privately negotiated transac-tions or pursuant to Rule 144 or 144A under such Act.

  Portfolio Turnover. The Portfolio will actively use trading to achieve its investment objectives and policies, and the effect on its shareholders of the different tax treatment of long and short-term capital gains will not be a fac-tor in the Portfolio's decision to dispose of any security. Accordingly, the Portfolio may be subject to a greater degree of turnover and, therefore, a higher incidence of short-term capital gain taxable as ordinary income than might be expected from investment companies which invest substantially all of their funds on a long-term basis, and correspondingly larger brokerage or mark-up charges can be expected to be borne by the Portfolio. See "Dividends Distri-bution and Taxes" and "General Information--Portfolio Transactions." Management anticipates that the annual turnover in the Portfolio may be in excess of 100% in future years, but turnover is not expected to exceed 200%. An annual turn-over rate of 200% occurs, for example, when all of the securities in the Port-folio are replaced twice in a period of one year. Such a turnover rate is greater than that of many other investment companies.

  Certain Fundamental Investment Policies of the Growth Portfolio. To maintain portfolio diversification and reduce investment risk, as a matter of fundamen-tal policy, the Portfolio may not: (i) invest more than 5% of the value of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to this limitation; (ii) purchase the securities of any one issuer (other than the U.S. government and its agencies or instrumentalities) if imme-diately after and as a result of such purchase the Portfolio owns more than 10% of the outstanding securities or of any one class of securities of such issuer;
(iii) purchase securities on margin, but it may obtain such short-term credits from banks as may be necessary for the clearance of purchases and sales of se-curities; or (iv) borrow money except for the short-term credits from banks re-ferred to in (iii) above and except for temporary or emergency purposes and then only from banks and in an aggregate amount not exceeding 5% of the value of its total assets at the time any such borrowing is made.

INVESTMENT OBJECTIVE AND POLICIES OF THE SHORT-TERM GLOBAL INCOME PORTFOLIO

General

  The investment objective of the Short-Term Global Income Portfolio is to seek the highest level of current income, consistent with what the Adviser considers to be prudent investment risk, that is available from a portfolio of high-qual-ity debt securities having remaining maturities not exceeding three years and an average weighted maturity not exceeding one year. The Portfolio seeks high current yields by investing in a portfolio of debt securities denominated in the U.S. Dollar and selected foreign currencies. Accordingly, the Portfolio will seek investment opportunities in foreign, as well as domestic, securities markets and will invest in issuers located in at least three countries. While the Portfolio normally will maintain a substantial portion of its assets in debt securities denominated in foreign currencies, the Portfolio will maintain at least 25% of its net assets in U.S. Dollar-denominated securities. The Port-folio is designed for the investor who seeks a higher yield than a money market fund and less fluctuation in net asset value than a longer-term bond fund.

  In pursuing its investment objective, the Portfolio seeks to minimize credit risk and fluctuations in net asset value by investing only in short-term debt securities. Normally, a high proportion of the Portfolio's holdings consists of money market instruments. The Adviser actively manages the Portfolio in accor-dance with a multi-market investment strategy, allocating the Portfolio's in-vestments among securities denominated in the U.S. Dollar and the currencies of a number of foreign countries and, within each such country, among different types of debt securities. The Adviser adjusts the Portfolio's exposure to each currency based on its perception of the most favorable markets and issuers. In this regard, the percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the Adviser's assessment of the relative yield and appreciation potential of such securities and the relationship of a country's currency to the U.S. Dol-lar. Fundamental economic strength, credit quality and interest rate trends are the principal factors considered by the Adviser in determining whether to in-crease or decrease the emphasis placed upon a particular type of security or industry sector within the Portfolio's investment portfolio. The Portfolio will not invest more than 25% of its net assets in debt securities denominated in a single currency other than the U.S. Dollar.

  The returns currently available from short-term foreign currency-denominated debt instruments can be adversely affected by changes in exchange rates. The Adviser believes that the use of foreign currency hedging techniques, including "cross-hedges" (see "Investment Practices of the Short-Term Global Income Port-folio--Forward Foreign Currency Exchange Contracts," below), can help protect against declines in the U.S. Dollar value of income available for distribution to shareholders and declines in the net asset value of the Portfolio's shares resulting from adverse changes in currency exchange rates. For example, the re-turn available from securities denominated in a particular foreign currency would diminish in the event the value of the

U.S. Dollar increased against such currency. Such a decline could be partially or completely offset by an increase in value of a cross-hedge involving a for-ward exchange contract to sell a different foreign currency, where such con-tract is available on terms more advantageous to the Portfolio than a contract to sell the currency in which the position being hedged is denominated. It is the Adviser's belief that cross-hedges can therefore provide significant pro-tection of net asset value in the event of a general rise in the U.S. Dollar against foreign currencies. However, a cross-hedge cannot protect against ex-change rate risks perfectly, and if the Adviser is incorrect in its judgment of future exchange rate relationships, the Portfolio could be in a less advanta-geous position than if such a hedge had not been established.

  The Portfolio invests in debt securities denominated in the currencies of countries whose governments are considered stable by the Adviser. In addition to the U.S. Dollar, such currencies include, among others, the Australian Dol-lar, Austrian Schilling, British Pound Sterling, Canadian Dollar, Danish Krone, Dutch Guilder, European Currency Unit ("ECU"), French Franc, German Mark, Irish Pound, Italian Lira, Japanese Yen, Mexican Peso, New Zealand Dollar, Norwegian Krone, Spanish Peseta, Swedish Krona and Swiss Franc. An issuer of debt securi-ties purchased by the Portfolio may be domiciled in a country other than the country in whose currency the instrument is denominated.

  The Portfolio seeks to minimize investment risk by limiting its portfolio in-vestments to income producing debt securities of high quality and will invest at least 65% (and normally substantially all) of its total assets in such secu-rities. The securities held by the Portfolio will consist only of: (i) debt se-curities issued or guaranteed by the U.S. government, its agencies or instrumentalities ("U.S. Government Securities"); (ii) obligations issued or guaranteed by a foreign government or any of its political subdivisions, au-thorities, agencies, or instrumentalities, all of which are rated AAA or AA by S&P or Aaa or Aa by Moody's ("High Quality Ratings") or, if unrated, determined by the Adviser to be of equivalent quality; (iii) obligations issued or guaran-teed by supranational entities and corporate debt securities, all of which have at least one High Quality Rating or, if unrated, determined by the Adviser to be of equivalent quality; (iv) certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks (including for-eign branches of U.S. banks or U.S. or foreign branches of foreign banks) hav-ing total assets of more than $500 million and determined by the Adviser to be of high quality; and (v) commercial paper rated A-1 by S&P, Prime-1 by Moody's, Fitch-1 by Fitch Investors Service, Inc., or Duff 1 by Duff & Phelps Inc. or, if not rated, issued by U.S. or foreign companies having outstanding debt secu-rities rated AAA or AA by S&P or Aaa or Aa by Moody's and determined by the Ad-viser to be of equivalent quality.

  The Portfolio may invest without limitation in commercial paper which is in-dexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or down-wards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. The Portfolio will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Portfolio to hedge (or cross-hedge) against a decline in the U.S. Dollar value of in-vestments denominated in foreign currencies while providing an attractive money market rate of return. The Portfolio will purchase such commercial paper for hedging purposes only, not for speculation.

  Under normal circumstances, and as a matter of fundamental policy, the Port-folio "concentrates" at least 25% of its total assets in debt instruments is-sued by domestic and foreign companies engaged in the banking industry, in-cluding bank holding companies. Such investments may include certificates of deposit, time deposits, bankers' acceptances, and obligations issued by bank holding companies, as well as repurchase agreements entered into with banks (as distinct from non-bank dealers) in accordance with the policies set forth in "Repurchase Agreements" below. However, when business or financial condi-tions warrant the Portfolio may, for temporary defensive purposes, vary from its policy of investing at least 25% of its total assets in the banking indus-try. For example, the Portfolio may reduce its position in debt instruments issued by domestic and foreign banks and bank holding companies and increase its position in U.S. Government Securities or cash equivalents.

  Due to the Portfolio's investment policy with respect to investments in the banking industry, the Portfolio will have greater exposure to the risk factors which are characteristic of such investments. In particular, the value of and investment return on the Portfolio's shares will be affected by economic or regulatory developments in or related to the banking industry. Sustained in-creases in interest rates can adversely affect the availability and cost of funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. The banking industry is also subject to the effects of: the concentration of loan portfolios in particular businesses such as real estate, energy, agriculture or high tech-nology-related companies; national and local regulation; and competition within those industries as well as with other types of financial institutions. In addition, the Portfolio's investments in commercial banks located in sev-eral foreign countries are subject to additional risks due to the combination in such banks of commercial banking and diversified securities activities. As discussed above, however, the Portfolio will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of high quality.

  The Portfolio may invest in debt securities denominated in the ECU, which is a "basket" consisting of specified amounts of the currencies of certain of the member states of the European Community, a twelve-nation organization engaged in cooperative economic activities. The specific amounts of currencies com-prising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies. The Adviser does not believe that such adjustments will adversely affect hold-ers of ECU-denominated obligations or the marketability of such securities. European governments and supranational organizations (discussed below), in particular, issue ECU-denominated obligations.

  The Portfolio may invest in debt securities issued by supranational organi-zations such as: the International Bank for Reconstruction and Development (commonly referred to as the "World Bank"), which was chartered to finance de-velopment projects in developing member countries; the European Community; the European Coal and Steel Community, which is an economic union of various Euro-pean nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote in-vestment and provide technical assistance to member nations in the Asian and Pacific regions.

  Investing in securities issued by foreign governments and corporations in-volves considerations and possible risks not typically associated with investing in obligations issued by the U.S. government and domestic corpo-rations. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, in-cluding withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions be-tween various currencies. In addition, foreign brokerage commissions are gener-ally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential dif-ficulties in enforcing contractual obligations and could be subject to extended settlement periods.

  The Portfolio will not invest in illiquid securities if immediately after such investment more than 10% of the Portfolio's total assets (taken at market value) would be invested in such securities. In addition, the Portfolio will not maintain more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) direct placements or other securities which are subject to legal or contractual restrictions on re-sale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (b) options purchased by the Portfolio over-the-counter and the cover for options written by the Portfolio over-the-counter, and (c) repurchase agreements not terminable within seven days. Securities eligible for resale under Rule 144A of the Securities Act of 1933, as amended, that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Adviser will monitor the liquidity of such restricted securi-ties under the supervision of the Trustees. See the Statement of Additional In-formation for further discussion of illiquid securities.

  The net asset value of the Portfolio's shares will change as the general lev-els of interest rates fluctuate. When interest rates decline, the value of a portfolio primarily invested in debt securities can be expected to rise. Con-versely, when interest rates rise, the value of a portfolio primarily invested in debt securities can be expected to decline. However, a shorter average matu-rity is generally associated with a lower level of market value volatility and, accordingly, it is expected that the net asset value of the Portfolio's shares normally will fluctuate less than that of a longer-term bond fund.

  The Portfolio is "non-diversified," which means the Portfolio is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, the Portfolio conducts, and intends to continue to con-duct, its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which will relieve the Portfolio of any liability for Federal income tax to the ex-tent its earnings are distributed to shareholders. See "Dividends, Distribu-tions and Taxes--U.S. Federal Income Taxes." To so qualify, among other re-quirements, the Portfolio will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25 percent of the market value of the Portfolio's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50 percent of the market value of its total assets, not more than five percent of the market value of its total as-sets will be invested in the securities of a single issuer and the Portfolio will not own more than 10 percent of the outstanding voting securities of a single issuer. The Portfolio's investments in U.S. Government Securities are not subject to these limitations.

Because the Portfolio, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Portfolio may, under certain circumstances, present greater risk to an investor than an investment in a diversified company.

Investment Practices of the Short-Term Global Income Portfolio

  Futures Contracts and Options on Futures Contracts. The Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income se-curities or foreign currencies, or contracts based on financial indices includ-ing any index of U.S. Government Securities, foreign government securities or corporate debt securities ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures con-tracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of a contractual obligation to acquire the securi-ties or foreign currencies called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a speci-fied dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the fixed-income securities under-lying the index is made. Options on futures contracts to be written or pur-chased by the Portfolio will be traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in interest or exchange rates which otherwise might either adversely affect the value of portfolio securities or adversely affect the prices of securities which the Portfolio intends to purchase at a later date. See the Statement of Additional Information for further discussion of the use, risks and costs of futures contracts and options on futures contracts.

  The Portfolio will not (i) enter into any futures contracts or options on futures contracts if immediately thereafter the aggregate of margin deposits on all the outstanding futures contracts of the Portfolio and premiums paid on outstanding options on futures contracts would exceed 5% of the market value of the total assets of the Portfolio, or (ii) enter into any futures contracts or options on futures contracts if the aggregate of the market value of the out-standing futures contracts of the Portfolio and the market value of the curren-cies and futures contracts subject to outstanding options written by the Port-folio would exceed 50% of the market value of the total assets of the Portfolio.

  Options on Foreign Currencies. The Portfolio may purchase and write put and call options on foreign currencies for the purpose of protecting against de-clines in the U.S. Dollar value of foreign currency-denominated portfolio secu-rities and against increases in the U.S. Dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an ef-fective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Portfolio's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign cur-rencies to be written or purchased by the Portfolio are traded on U.S. and for-eign exchanges or over-the-counter. There is no specific percentage limitation on the Portfolio's investments in options on foreign currencies. See the State-ment of Additional Information for further discussion of the use, risks and costs of options on foreign cur-rencies.

  Forward Foreign Currency Exchange Contracts. The Portfolio may purchase or sell forward foreign currency exchange contracts ("forward contracts") to at-tempt to minimize the risk to the Portfolio from adverse changes in the rela-tionship between the U.S. Dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Portfolio may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a secu-rity denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). Additionally, for example, when the Portfolio believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, the Portfolio may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the portfolio securities denominated in such foreign currency, or when the Portfolio believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). In this situation the Portfolio may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Portfolio believes that the U.S. Dollar value of the currency to be sold pursu-ant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Portfolio are denominated ("cross-hedge"). The Portfolio's Custodian will place cash not available for investment in U.S. Government Securities or other liquid high quality debt securities in a separate account of the Portfolio having a value equal to the aggregate amount of the Portfolio's commitments under forward con-tracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in a separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Portfolio's commitments with re-spect to such contracts. As an alternative to maintaining all or part of the separate account, the Portfolio may purchase a call option permitting the Port-folio to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Portfolio may purchase a put option permitting the Portfolio to sell the amount of for-eign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts.

  Interest Rate Transactions. The Portfolio may enter into interest rate swaps and may purchase or sell interest rate caps and floors. The Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. The Portfolio may also enter into these transactions to protect against any increase in the price of securi-ties the Portfolio anticipates purchasing at a later date. The Portfolio does not intend to use these transactions in a speculative manner. Interest rate swaps involve the exchange by the Portfolio with another party of their respec-tive commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are usually entered into on a net basis (i.e., the two payment streams are netted out, with the Fund re-ceiving or paying, as the case may be, only the net amount of the two pay-ments). The purchase of an interest rate cap entitles the purchaser, to the ex-tent that a specified index exceeds a predetermined interest rate, to receive payments on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchas-er, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate floor.

  The Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities. The net amount of the excess, if any, of the Portfo-lio's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or high quality liquid debt securities having an aggregate net asset value at least equal to the ac-crued excess will be maintained in a segregated account by the Fund's Custodi-an. The Portfolio will not enter into any interest rate swap, cap or floor transaction unless it is with its Custodian, or with any other counterparty if:
(i) for transactions with maturities under one year, the counterparty has out-standing short-term paper rated at least A-1 by S&P or Prime-1 by Moody's, or
(ii) for transactions with maturities greater than one year, the counterparty has outstanding debt securities rated at least AA by S&P or Aa by Moody's, if there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utiliz-ing standardized swap documentation. As a result, the swap market has become well established and provides a degree of liquidity. Caps and floors are more recent innovations for which documentation is not as standardized and, accord-ingly, they are less liquid than swaps.

  General. The successful use of the foregoing investment practices draws upon the Adviser's special skills and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate and cur-rency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of futures contracts, options or forward contracts or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

  The Portfolio's ability to dispose of its positions in futures contracts, op-tions and forward contracts will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of fixed-income securities and currencies are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a second-ary market does not exist with respect to an option purchased or written by the Portfolio over-the-counter, it might not be possible to effect a closing trans-action in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Portfolio would have to be exercised in order for the Portfolio to realize any profit and (ii) the Portfolio may not be able to sell currencies or portfolio securities covering an option written by the Portfolio until the option expires or it delivers the underlying futures contract or cur-rency upon exercise. Therefore, no assurance can be given that the Portfolio will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Portfolio's ability to engage in options and futures transactions may be limited by tax considerations. See "Dividends, Dis-tributions and Taxes--U.S. Federal Income Taxes."

  Loans of Portfolio Securities. The Portfolio may make secured loans of its portfolio securities to brokers, dealers and financial institutions provided that cash, U.S. Government Securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and main-tained by the borrower with the Portfolio. The risks in lending portfolio secu-rities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, the Adviser (subject to review by the Trustees) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned thereon and the Portfolio may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. The Portfolio may pay reasonable finders, administrative and custodial fees in connection with a loan. The Portfolio will not lend port-folio securities in excess of 20% of the value of its total assets, nor will the Portfolio lend its portfolio securities to any officer, director, employee or affiliate of the Fund or the Adviser. The Trustees will monitor the Portfo-lio's lending of portfolio securities.

  Repurchase Agreements. The Portfolio may enter into "repurchase agreements" pertaining to U.S. Government Securities with member banks of the Federal Re-serve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on the Portfo-lio's ability to enter into repurchase agreements. Currently, the Portfolio en-ters into repurchase agreements only with its Custodian and such primary deal-ers. A repurchase agreement arises when a buyer such as the Portfolio purchases a security and simultaneously agrees to resell it to the vendor at an agreed upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed upon interest rate which is effective for the period of time the buyer's money is invested in the secu-rity and which is related to the current market rate rather than the coupon rate on the purchased security. Such agreements permit the Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Portfolio requires continual mainte-nance by its Custodian for its account in the Federal Reserve/Treasury Book En-try System of collateral in an amount equal to, or in excess of, the resale price. In the event a vendor defaulted on its repurchase obligation, the Port-folio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor's bankruptcy, the Portfolio might be delayed in, or prevented from, selling the collateral for the Portfolio's benefit. The Trustees have established proce-dures, which are periodically reviewed by the Trustees, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Portfolio enters into repurchase agreement transactions.

  Portfolio Turnover. The Portfolio may engage in active short-term trading to benefit from yield disparities among different issues of securities, to seek short-term profits during periods of fluctuating interest rates, or for other reasons. Such trading will increase the Portfolio's rate of turnover and the incidence of short-term capital gain taxable as ordinary income. Management an-ticipates that the annual turnover in the Portfolio will not be in excess of 500%. An annual turnover rate of 500% occurs, for example, when all of the se-curities in the portfolio are replaced five times in a period of one year. A high rate of portfolio turnover involves correspondingly greater expenses than a lower rate, which expenses must be borne by the Portfolio and its sharehold-ers. High portfolio turnover also may result in the realization of substantial net short-term capital gains. In order to continue to qualify as a regulated investment company for Federal tax purposes, less than 30% of the annual gross income of the Portfolio must be derived from the sale of secu-rities held by the Portfolio for less than three months. See "Dividends, Dis-tributions and Taxes" and "General Information--Portfolio Transactions."

  Certain Fundamental Investment Policies of the Short-Term Global Income Port-folio. To maintain portfolio diversification and reduce investment risk, as a matter of fundamental policy, the Portfolio may not: (i) invest 25% or more of its total assets in securities of companies engaged principally in any one in-dustry other than the banking industry, except that this restriction does not apply to U.S. Government Securities; or (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting re-demptions may not exceed 5%, of the value of the Portfolio's total assets (in-cluding the amount borrowed) less liabilities (not including the amount borrow-
ed) at the time the borrowing is made; securities will not be purchased while borrowings in excess of 5% of the value of the Portfolio's total assets are outstanding.
                             MANAGEMENT OF THE FUND

ADVISER

  Alliance Capital Management L.P., a Delaware limited partnership with princi-pal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an advisory agreement (the "Advisory Agreement") to provide in-vestment advice and, in general, to conduct the management and investment pro-gram of each of the Fund's Portfolios subject to the general supervision and control of the Trustees. The employees of the Adviser principally responsible for the Fund's investment program are (i) for the Growth Portfolio, Alden M. Stewart and Randall E. Haase, who are, respectively, an Executive Vice Presi-dent and a Senior Vice President of ACMC, and (ii) for the Short-Term Global Income Portfolio, Doug Peebles, who is Vice President of ACMC.

  The Adviser is a leading international investment manager supervising client accounts with assets as of September 30, 1995 totaling more than $140 billion (of which approximately $47 billion represented the assets of investment compa-nies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 51 registered investment companies managed by the Ad-viser comprising 106 separate investment portfolios currently have over two million shareholders. As of September 30, 1995, the Adviser was retained as an investment manager for 29 of the Fortune 100 companies.

  ACMC, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equita-ble Life Assurance Society of the United States ("Equitable"), one of the larg-est life insurance companies in the United States, which is a wholly-owned sub-sidiary of The Equitable Companies Incorporated, a holding company controlled by AXA, a French insurance holding company. Certain information concerning the ownership and control of Equitable by AXA is set forth in the Fund's Statement of Additional Information under "Management of the Fund."

  The Advisory Agreement between the Fund and the Adviser provides that the Ad-viser will furnish advice and recommendations with respect to each of the Fund's Portfolios and will provide persons satisfactory to the Fund's Trustees to act as officers and employees of the Fund. Such officers and employees, as well as certain Trustees of the Fund, may be employees of the Adviser or its affiliates. For the services rendered by the Adviser under the Advisory Agreement, the Fund pays as follows: (i) for the Growth Portfo-lio, a quarterly fee on the first business day of July, October, January and April in each year of .1875 of 1% (approximately .75 of 1% on an annualized basis) of the Portfolio's net assets; and (ii) for the Short-Term Global In-come Portfolio, a fee at an annual rate of .45 of 1% of the average daily value of the Portfolio's net assets computed daily and paid monthly. For the fiscal year ended September 30, 1995, the Adviser received from the Growth Portfolio, the only Portfolio of the Fund then in operation, a fee equivalent to .75% of that Portfolio's average net assets.

EXPENSES OF THE FUND

  In addition to the payments to the Adviser under the Advisory Agreement de-scribed above, the Fund pays certain other costs including (a) custody, trans-fer and dividend-disbursing expenses; (b) fees of Trustees who are not affili-ated with the Adviser; (c) legal and auditing expenses; (d) clerical, accounting and other office costs; (e) costs of printing the Fund's prospec-tuses and shareholder reports; (f) cost of maintaining the Fund's existence;
(g) interest charges, taxes, brokerage fees and commissions; (h) costs of sta-tionery and supplies; (i) expenses and fees related to registration and filing with the Securities and Exchange Commission (the "Commission") and with state regulatory authorities; and (j) such promotional expenses as may be contem-plated by any effective plan pursuant to Rule 12b-1 under the 1940 Act, as amended.

  As to the obtaining of clerical and accounting services not required to be provided to the Fund by the Adviser under the Advisory Agreement, the Fund may employ its own personnel. For such services, it also may utilize personnel em-ployed by the Adviser or by its affiliates; in such event, the services are provided to the Fund at cost and the payments therefor must be specifically approved in advance by the Fund's Trustees.

  The Advisory Agreement further provides that the Adviser will reimburse the Fund for its net expenses (except interest, taxes, brokerage, distribution services fees, and extraordinary expenses, all to the extent permitted by ap-plicable state securities laws and regulations) which in any year exceed the limits prescribed by any state in which each Portfolio's shares are qualified for sale. The Fund believes that presently, the most restrictive expense ratio limitation imposed by any state in which each Portfolio's shares have been qualified for sale is 2.5% of the first $30 million of a Portfolio's average net assets, 2% of the next $70 million of its average net assets and 1.5% of its average net assets in excess of $100 million. For the fiscal year ended September 30, 1995, the ordinary operating expenses of the Growth Portfolio, the only Portfolio of the Fund then in operation, were 1.11% of the Portfo-lio's average net assets.


                       PURCHASE AND REDEMPTION OF SHARES

PURCHASE OF SHARES

  Shares of the Fund are offered on a continuous basis at net asset value, without any sales or other charge, directly by the Fund and by Alliance Fund Distributors, Inc., the Fund's Distributor, acting as agent for the Fund. The minimum for initial investments in a Portfolio is $5,000,000, except that in-vestment management clients of the Adviser or its affiliates may invest in any amount. There is no minimum for subsequent investments.

  Shares of the Portfolios may be purchased only by investment management cli-ents of the Adviser or its affiliates and by institutional investors, which for this purpose are persons other than (i) individuals, sole proprietors or pro-fessional corporations or (ii) individual retirement accounts and employer-sponsored retirement plans of the types commonly referred to as Keogh or H.R. 10 plans.

  The subscriber should use the subscription application found at the back of this Prospectus for its initial investment and enclose with the subscription application a check in the amount of its subscription. Shareholders wishing to purchase additional shares of the Fund should send a check payable to the Fund directly to the Fund at the address listed on the cover of this Prospectus.

  Orders for shares of a Portfolio received by the Fund or by the Distributor prior to the close of business on a Fund business day as defined below are priced at the net asset value of shares of that Portfolio computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") (cur-rently 4:00 p.m. New York time) on that day. If orders are received after the close of a Fund business day, such orders are priced as of the close of regular trading on the Exchange on the next succeeding Fund business day. The Fund re-serves the right to reject any subscription in its sole discretion or to sus-pend the sale of its shares to the public in response to market conditions or for other reasons.

  Full and fractional shares are credited to a subscriber's account in the amount of its subscription. As a convenience to the subscriber, and to avoid unnecessary expense to the Fund, certificates representing shares of the Fund are not issued except upon written request of the shareholder. This facilitates later redemption and relieves the shareholder of the responsibility and incon-venience of preventing the share certificates from becoming lost or stolen. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

REDEMPTION

  The Fund redeems its shares at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. There is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for re-demption.

  To redeem shares of the Fund for which no share certificates have been is-sued, the registered owner or owners should forward a letter to the Fund con-taining a request for redemption. The signature or signatures on the letter must be guaranteed by a national bank, other bank or by a savings and loan as-sociation which is insured by the Federal Deposit Insurance Corporation or by an institution that is an "eligible guarantor " as defined in Rule 17Ad-15 un-der the Securities Exchange Act of 1934, as amended.

  To redeem shares represented by share certificates, the investor should for-ward the appropriate share certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock as-signment form on the reverse side of each share certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

GENERAL

  The Fund reserves the right to close out an account of a Portfolio that through redemption has remained below $1,000,000 after at least 60 days' written notice to the shareholder unless the balance in such account is increased to at least that amount during such period. In the case of a redemption of shares recently pur-chased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

  The net asset value per share for purchases and redemptions of shares of each Portfolio is determined in accordance with the Fund's Agreement and Declaration of Trust and By-Laws at the next close of regular trading on the Exchange (cur-rently 4:00 p.m. New York time) following receipt of a purchase order or re-demption order for shares of that Portfolio, on any Fund business day on which such an order is received and trading in the types of securities in which such Portfolio invests might materially affect the value of its shares. A Fund busi-ness day is any weekday exclusive of national holidays on which the Exchange is closed and Good Friday. Net asset value per share of each Portfolio is calcu-lated by adding the market value of all securities held in such Portfolio and other assets, subtracting such Portfolio's liabilities incurred or accrued, and dividing by the number of shares of that Portfolio outstanding.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

  The Fund intends to distribute to shareholders of the Growth Portfolio, after the end of each fiscal year of the Fund, substantially all of such Portfolio's respective net investment income for such year.

  Dividends on shares of the Short-Term Global Income Portfolio will be de-clared from its net investment income on each Fund business day. The Portfolio declares dividends for Saturdays, Sundays and holidays on the previous business day. Dividends on shares of the Portfolio are paid at approximately the close of business on the last business day of each month.

  Net capital gains realized by a Portfolio during a fiscal year of the Fund will usually be distributed to its shareholders after the end of such fiscal year.

U.S. FEDERAL INCOME TAXES

  Each Portfolio intends to qualify to be taxed as a "regulated investment com-pany" under the Code. Qualification as a regulated investment company relieves each Portfolio of Federal income and excise taxes on the portion of its invest-ment company taxable income and net capital gain distributed to its sharehold-ers. To so qualify, a Portfolio must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies;
(ii) derive less than 30% of its gross income in each taxable year from the sale or other disposition of stock, securities or certain other investments held less than three months; and (iii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met:
(a) at least 50% of the total value of a Portfolio's assets is represented by cash, U.S. Government Securities, securities of other regulated investment com-panies and other securities (for this purpose, such other securities will qual-ify only if a Portfolio's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio's total assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the total value of a Portfolio's assets is invested in secu-rities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies). These requirements will limit the ability of the Short-Term Global Income Portfolio to pursue hedging strate-gies.

  The Treasury Department is authorized to issue regulations to provide that foreign currency gains that are "not directly related" to a Portfolio's prin-cipal business of investing in stock or securities may be excluded from the income that qualifies for purposes of the 90% gross income requirement de-scribed above with respect to a Portfolio's qualification as a "regulated in-vestment company." No such regulations have yet been issued.

  Each income dividend and capital gains distribution, if any, declared by the Fund on the outstanding shares of any Portfolio will, at the election of each shareholder, be paid in cash or reinvested in additional full and fractional shares of that Portfolio. Election to receive dividends and distributions in cash or shares is made at the time the shares are subscribed for and may be changed by notice received by the Fund from a shareholder at least 30 days prior to the record date for a particular dividend or distribution. There is no charge in connection with the reinvestment of dividends and capital gains distributions.

  There is no fixed dividend rate and there can be no assurance that any Port-folio will pay any dividends or realize any capital gains. The amount of any dividend or distribution paid by a Portfolio must necessarily depend upon the realization by the Fund of income and capital gains from that Portfolio's in-vestments. All dividends and distributions will be made to shareholders of a Portfolio solely from assets of that Portfolio. Such dividends or distribu-tions are subject to applicable taxes to the extent that the investor is sub-ject to such taxes.

  For Federal income tax purposes, dividends of net ordinary income and dis-tributions of any net realized short-term capital gain, whether paid in cash or reinvested in shares of a Portfolio, are taxable to shareholders as ordi-nary income. In the case of corporate shareholders, such dividends are eligi-ble for the dividends-received deduction, except that the amount eligible for the deduction is limited to the amount of qualifying dividends received by the Portfolio. Since the Short-Term Global Income Portfolio expects to derive sub-stantially all of its gross income (exclusive of capital gains) from sources other than dividends, it is expected that none of such Portfolio's dividends or distributions will qualify for the dividends-received deduction for corpo-rations. A corporation's dividends-received deduction will be disallowed un-less the corporation holds shares in the Portfolio at least 46 days. Further-more, provisions of the tax law disallow the dividends-received deduction to the extent a corporation's investment in Portfolio shares of the Fund is financed with indebtedness.

  Distributions of net realized long-term capital gains, whether paid in cash or reinvested in shares of a Portfolio, are taxable to shareholders as long-term capital gains irrespective of the length of time the shareholder has held its shares. Such long-term capital gains distributions are not eligible for the dividends-received deduction referred to above.

  A dividend or capital gains distribution with respect to Portfolio shares held by a tax-deferred or qualified plan, such as a corporate pension or profit sharing plan, will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

  Under current Federal income tax law, the amount of an income dividend or capital gain distribution declared by the Fund during October, November and December of a year to shareholders of record as of a specified date in such a month that is paid during January of the following year is includable in the prior year's taxable income of shareholders that are calendar year taxpayers.

  Any dividend or distribution received by a shareholder on shares of a Portfo-lio will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribu-tion made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to the shareholder as described above. If a shareholder held shares for six months or less and during that period received a distribution taxable to such shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term loss to the extent of such distribution.

  Shareholders will be advised annually as to the Federal tax status of divi-dends and capital gains distributions made by the Portfolios for the preceding year. Distributions by a Portfolio may be subject to state and local taxes.

FOREIGN INCOME TAXES

  Investment income received by a Portfolio from sources within foreign coun-tries may be subject to foreign income taxes withheld at the source. To the ex-tent that the Short-Term Global Income Portfolio is liable for foreign income taxes withheld at the source, the Portfolio intends to operate so as to meet the requirements of the Code to "pass through" to the Portfolio's shareholders credits for foreign income taxes paid, but there can be no assurance that the Portfolio will be able to do so.


                              GENERAL INFORMATION

PORTFOLIO TRANSACTIONS

  Subject to the general supervision of the Trustees of the Fund, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Fund. Portfolio transactions for the Short-Term Global Income Portfolio occur primarily with issuers, underwriters or major dealers acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread be-tween bid and asked prices. Premiums are paid with respect to options purchased by the Portfolio and brokerage commissions are payable with respect to transac-tions in exchange-traded futures contracts. Transactions for the Growth Portfo-lio are normally effected by brokers.

  The Fund has no obligation to enter into transactions in portfolio securities with any broker, dealer, issuer, underwriter or other entity. In placing or-ders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one broker or dealer, the Adviser may, in its discretion, purchase and sell se-curities through brokers and dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Fund. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Fund determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the broker-age and research and statistical services provided by the executing broker. The supplemental information received from a broker or dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the ex-penses of the Adviser will not necessarily be reduced as a result of the re-ceipt of such information. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best execution, the Fund may consider sales of its shares as a factor in the selec-tion of brokers and dealers to execute portfolio transactions for the Fund.

  The Fund may from time to time place orders for the purchase or sale of secu-rities with Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), an af-filiate of the Adviser, and with brokers which may have their transactions cleared or settled, or both, by the Pershing Division of DLJ for which DLJ may receive a portion of the brokerage commission in accordance with Section 11(a) of the Securities Exchange Act of 1934. In such instances, the placement of or-ders with such brokers will be consistent with the Fund's objective of ob-taining best price and execution and will not be dependent upon the fact that DLJ is an affiliate of the Adviser.

CAPITALIZATION

  The Fund was organized as a Delaware corporation on May 12, 1969 under the name "Fiduciary Growth Associates, Incorporated." As of March 12, 1986, the Fund was reorganized under its current name as a business trust under the laws of Massachusetts. The Fund has an unlimited number of authorized shares of ben-eficial interest, par value $.01 per share, which may, without shareholder ap-proval, be divided into an unlimited number of series. Such shares are cur-rently divided into several series, one underlying each Portfolio. Shares of each Portfolio are normally entitled to one vote for all purposes. Generally, shares of each Portfolio would vote as a single series on matters, such as the election of Trustees, that affected all Portfolios in substantially the same manner. Massachusetts law does not require annual meetings of shareholders and it is anticipated that shareholder meetings will be held only when required by Federal law. Shareholders have available certain procedures for the removal of Trustees. Shares of each Portfolio are freely transferable, are entitled to dividends as determined by the Trustees and, in liquidation of the Fund, are entitled to receive the net assets of that Portfolio. Shareholders have no pre-emptive rights.

DISTRIBUTOR

  Alliance Fund Distributors, Inc., 1345 Avenue of the Americas, New York, New York, 10105, the Fund's distributor, is an indirect wholly-owned subsidiary of the Adviser. The Adviser may, from time to time and from its own resources, make payments for distribution services to Alliance Fund Distributors, Inc.; the latter may in turn pay part or all of such compensation to brokers (which may include DLJ) or other persons for their distribution assistance.

CUSTODIANS

  State Street Bank and Trust Company, 225 Franklin Street, Boston Massachu-setts 02110, acts as custodian for the securities and cash of the Growth Port-folio, but plays no part in deciding on the purchase or sale of securities.

  Brown Brothers Harriman & Co. acts as custodian for the securities and cash of the Short-Term Global Income Portfolio, but plays no part in deciding on the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Trustees, Brown Brothers Harriman & Co. may enter into sub-custodial agreements for the holding of the Portfolio's foreign securities.

REGISTRAR, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

  Alliance Fund Services, Inc., an indirect wholly-owned subsidiary of the Ad-viser, located at 500 Plaza Drive, Secaucus, New Jersey 07094, is the Fund's registrar, transfer agent and dividend-disbursing agent for a fee based upon the number of shareholder accounts maintained for the Fund.

PERFORMANCE INFORMATION

  From time to time the Fund advertises the "yield" of the Short-Term Global Income Portfolio and the "total return" of all Portfolios. The Short-Term Global Income Portfolio's yield for any 30-day (or one-month) period is com-puted by dividing the net investment income per share earned during such pe-riod by the net asset value per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula pre-scribed by the Securities and Exchange Commission which provides for com-pounding on a semi-annual basis. The Short-Term Global Income Portfolio may also advertise in sales literature an "actual distribution rate" which is com-puted in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment in-come per share.

  Advertisements of each Portfolio's total return disclose its average annual compounded total return for recent one, five and ten-year periods, in the case of the Growth Portfolio, and, in the case of the Short-Term Global Income Portfolio, the period since inception. A Portfolio's total return for such pe-riod is computed by finding, through the use of a formula prescribed by the Securities and Exchange Commission, the average annual compounded rate of re-turn over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of comput-ing total return, income dividends and capital gains distributions paid on shares of a Portfolio are assumed to have been reinvested when paid.

ADDITIONAL INFORMATION

  Shareholder inquiries may be directed to the shareholder's broker or to Al-liance Fund Services, Inc. at the address or telephone number listed on the cover of this Prospectus. This Prospectus and the Statement of Additional In-formation, which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the Securities and Exchange Commission under the Securities Act of 1933, as amended. Copies of the Registration Statement may be obtained at a reason-able charge from the Commission or may be examined, without charge, at the of-fice of the Commission in Washington, D.C.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                        FIDUCIARY MANAGEMENT ASSOCIATES

                            SUBSCRIPTION APPLICATION

                         (SEE INSTRUCTIONS ON PAGE 25)

1. NAME (IMPORTANT: PLEASE PRINT)

                --------------------------------------------   ----------------

                --------------------------------------------   ----------------
                    Indicate name of corporation, other         Tax Ident. No.
                   organization or fiduciary capacity; if
                 trustee, include date of trust instrument

2. ADDRESS

-------------------------------------     -------------------------------------
               street                     city            state            zip

-------------------------------------
area code         telephone

3. INITIAL INVESTMENT

  We hereby subscribe for the largest number of full and fractional shares of Fiduciary Management Associates that may be purchased with the enclosed check
or draft payable to Fiduciary Management Associates for $    .

Such check or draft is to be allocated to the purchase of the largest possible number of full and fractional shares of the following Portfolio:

   [_] Growth Portfolio.

   [_] Short-Term Global Income Portfolio.

4. DISTRIBUTION OPTIONS

          Income Dividends                     Capital Gains Distributions
-------------------------------------     -------------------------------------

ELECT  [_] reinvest dividends             ELECT  [_] reinvest capital gains
ONE    [_] pay dividends in cash          ONE    [_] pay capital gains in cash

  If no election is made, dividends and capital gains will be automatically re-invested in additional shares at net asset value.

5. SIGNATURE AND TAXPAYER IDENTIFICATION NUMBER CERTIFICATION

  We certify under penalty of perjury that the taxpayer identification number shown in Part 1 of this form is correct and that we have not been notified that this account is subject to backup withholding.

  We are of legal age and capacity and have received and read the Prospectus and agree to its terms.

---------------------------------  ---------------------
      Authorized Signature                 date

---------------------------------  ---------------------  Acceptance Date: ____
      Authorized Signature                 date

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                   INSTRUCTIONS FOR SUBSCRIPTION APPLICATION

OPENING YOUR ACCOUNT
  Complete the application and mail it to:

     Fiduciary Management Associates
     P.O. Box 1520
     Secaucus, New Jersey, 07096

  Please enclose with your subscription application your check payable to Fi-duciary Management Associates in the amount of your investment. The Fund will not accept checks drawn on banks outside the United States.

MINIMUM INVESTMENTS

  Except as provided in the Prospectus, the minimum initial investment is $5,000,000 in a Portfolio, except that investment management clients of the Adviser or its affiliates may invest in any amount. There is no minimum for subsequent investments.

REDEMPTIONS

  Shares can be redeemed in any amount and at any time by the methods de-scribed in the Prospectus. In the case of redemptions of shares recently pur-chased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to fifteen cal-endar days following the purchase date.
  Certain legal documents will be required from corporations or other organi-zations, executors and trustees, or if redemption is requested by anyone other than the shareholder of record. If you have any questions concerning a redemp-tion, contact Alliance Fund Services, Inc. toll-free at (800) 221-5672.

SIGNATURES--BE SURE TO SIGN THE APPLICATION
  If shares are registered in the name of:
  --a corporation or other organization, an authorized officer should sign
    (please indicate corporate office or title).
  --a trustee or other fiduciary, the fiduciary or fiduciaries should sign
    (please indicate capacity).

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

FMA PRO 2/96

This prospectus does not constitute an
offering in any state in which such
offering may not lawfully be made.


TABLE OF CONTENTS                  PAGE
---------------------------------------

Expense Information                   2
Financial Highlights                  3
Description of the Fund               4
Management of the Fund               14
Purchase and Redemption of Shares    15
Dividends, Distributions and Taxes   17
General Information                  19
Subscription Application             23



          INVESTMENT ADVISER
   Alliance Capital Management L.P.
     1345 Avenue of the Americas
          New York, NY 10105



              Fiduciary
---------------------------------------
              Management
---------------------------------------
              Associates
---------------------------------------

     Prospectus and Application
          February 1, 1996


        Goal: A
        diversified
        selection of
        investment
        alternatives for
        institutional
        investors.


        Alliance/R/
        Mutual funds without the Mystery./SM/

        -------------------------------------

ALLIANCE ARM FUND
FOR FINANCIAL INSTITUTIONS
________________________________________________________________

P.O. Box 1520, Secaucus, New Jersey 07096-1520
For Information: (800) 221-5672
________________________________________________________________

                INVESTMENT OBJECTIVE AND POLICIES
________________________________________________________________

    The Alliance ARM Fund for Financial Institutions (the "Fund") seeks the highest level of current income, consistent with low volatility of net asset value, that is available from a portfolio of securities of high quality.


    The Fund is one of the three series of Fiduciary Management Associates. This Prospectus offers only shares of the Fund. Shares of the other two portfolios, each of which has its own investment objectives and policies, are offered by a separate Prospectus.

________________________________________________________________

                      PURCHASE INFORMATION
________________________________________________________________

    Shares of the Fund are eligible for purchase by Federal savings associations, national banks and other institutional investors. The minimum initial investment in the Fund is $1,000,000, except that investment management clients of Alliance Capital Management L.P., the Fund's investment adviser (the "Adviser"), or its affiliates may invest in any amount. The Fund may, in its discretion, waive the minimum initial investment. There is no minimum for subsequent investments. For further information, contact Alliance Fund Services, Inc. at the telephone number or address shown above.

    AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OR OBLIGATION OF,
OR GUARANTEED OR ENDORSED BY, ANY BANK AND IS NOT FEDERALLY
INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL
RESERVE BOARD OR ANY OTHER AGENCY.

________________________________________________________________

                     ADDITIONAL INFORMATION
________________________________________________________________

    This Prospectus sets forth concisely the information which a prospective investor should know about the Fund before investing.

A "Statement of Additional Information" which provides further information regarding certain matters discussed in this Prospectus and other matters which may be of interest to some investors, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call or write Alliance Fund Services, Inc. at the telephone number or address shown above.



(R)/SM These are registered marks used under licenses from the owner, Alliance Capital Management L.P.


________________________________________________________________

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   PROSPECTUS/February 1, 1996

    INVESTORS ARE ADVISED TO READ THIS PROSPECTUS CAREFULLY AND
TO RETAIN IT FOR FUTURE REFERENCE.

                       EXPENSE INFORMATION

Shareholder Transaction Expenses

    The Fund has no sales load or deferred sales load on purchases or reinvested dividends. The Fund has no redemption fee.

Annual Fund Operating Expenses
(as a percentage of average net assets)
Management Fees ..........        .45%
12b-1 Fees................        .15%
Other Expenses............        .10%
--- Total Operating Expenses..    .70%

Example:                     1 Year  3 Years  5 Years  10 Years
                             ______  _______  _______  ________
You would pay the following
expenses on a $1,000
investment, assuming a
5% annual return (cumulatively
through the end of each time
period):                       $7      $22      $39       $87

    The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor will bear directly or indirectly. Long-term shareholders of the Fund may pay aggregate sales charges totaling more than the economic equivalent of the maximum initial sales charges permitted by the Rules of Fair Practice of the National Association of Securities Dealers, Inc. See "Management of the Fund--Distribution Services Agreement." "Other Expenses" are based on estimated amounts for the Fund's current fiscal year. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

________________________________________________________________

                     DESCRIPTION OF THE FUND

________________________________________________________________

Introduction to the Fund


    The investment objective and policies of the Fund are set forth below. Except as otherwise provided below, the Fund's investment policies are not designated "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), and may, therefore, be changed by the

Trustees without a shareholder vote. However, the Fund will not change its investment policies without contemporaneous written notice to shareholders. There can be, of course, no assurance the Fund will achieve its investment objective.

Investment Objective and Policies

    General. The investment objective of the Fund is to seek the highest level of current income, consistent with low volatility of net asset value, that is available from a portfolio of securities of high quality. In seeking to achieve its investment objective, the Fund will invest at least 65% of its total assets in adjustable rate mortgage securities. The Fund will only purchase securities that are issued or guaranteed by the United States Government, its agencies or instrumentalities, or are rated AA or higher by Standard & Poor's Ratings Services ("S&P") or Aa or higher by Moody's Investors Service, Inc. ("Moody's"), or are rated of equivalent credit quality by a nationally recognized rating organization. The Fund invests primarily in "securities backed by or representing an interest in mortgages on domestic residential housing or manufactured housing" meeting the definition of such assets for purposes of the qualified thrift lender ("QTL") test under the current regulations of the Office of Thrift Supervision of the Department of the Treasury ("OTS Regulations"). Pending any revisions of the current OTS Regulations, the Fund expects that absent extraordinary market developments, at least 65% of its assets will qualify for QTL purposes as an investment for savings associations, although actual percentages may be higher. In addition, the Fund will not purchase any securities having a risk-based weighting in excess of 20% under the current risk-based capital regulations established by the OTS. Furthermore, the Fund's risk-based weighting for banks, under current Federal regulations, will not exceed 50%. In addition, the Fund does not intend to invest in securities defined as "high-risk" under guidelines issued by the Federal Financial Institutions Examination Council.

    The mortgage-related securities the Fund may invest in may be classified into the following principal categories according to the issuer or guarantor:

- Governmental mortgage-related securities that are backed by the full faith and credit of the U.S. Government. The Government National Mortgage Association ("GNMA"), the principal U.S. Government guarantor of such securities, is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States, the timely payment of principal and interest, but not of market value, on securities issued by approved institutions and backed by pools of FHA-insured or VA-guaranteed mortgages.

- Government-related mortgage-related securities that are not backed by the full faith and credit of the U.S. Government. Issuers include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a U.S. Government-sponsored corporation owned entirely by private stockholders. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC issues mortgage-related securities representing interests in residential mortgage loans pooled by it. FHLMC is a U.S. Government-sponsored corporation and guarantees the timely payment of interest and ultimate collection of principal.

- Private mortgage-related securities that represent interests in, or are collateralized by, pools consisting principally of residential mortgage loans created by non-governmental issuers. These securities generally offer a higher rate of interest than governmental and government-related mortgage-related securities because there are no direct or indirect government guarantees of payment as in the former securities, although certain credit enhancements may exist. Securities issued by private organizations may not have the same degree of liquidity as those with direct or indirect government guarantees. Private mortgage-related securities purchased by the Fund must be rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization.

    The Adviser seeks to provide a relatively stable net asset value by investing the Fund's assets in a portfolio of securities which the Adviser believes, in the aggregate, will experience relatively low price volatility. A group of mortgage-related securities may, in the aggregate, experience lower price volatility if, for example, the group contains adjustable rate securities the value of which tends to fluctuate less significantly as compared to fixed-rate securities of comparable maturities, and securities the value of which tends to move in opposite directions relative to other mortgage-related securities in response to changes in interest rates. See "Adjustable Rate Mortgage Securities," below.

    Under normal circumstances, the Fund expects that the duration of its portfolio securities will range from less than three months to one and one-half years. The Fund's duration (sometimes referred to as "option-adjusted" or "effective" duration) is a measure of the price sensitivity of its investment portfolio, including expected cash flow and mortgage prepayments under a wide range of interest rate conditions. The maturity of a security measures only the time until final payment is due; it takes no account of the pattern of the security's cash flows over time, including how cash flow is affected by prepayments and by changes in interest rates. In computing the duration of the Fund's investment portfolio, the Adviser will estimate the duration of obligations that are subject to prepayment or redemption by the issuer taking into account the influence of interest rates on cash flows and prepayments. There can be no assurance that the Fund will always achieve its targeted duration, because the Adviser's computation of the Fund's duration is based in part on estimated rather than known factors, including, among others, expected prepayment rates, valuation of homeowners' prepayment options and the degree of correlation between the markets for securities and the hedging instruments held by the Fund.

    The Adviser believes that by investing in mortgage-related securities from a variety of market sectors on a selective basis and adjusting the effective duration of the portfolio to one-year or less, the Fund will achieve a more consistent and less volatile net asset value than is characteristic of mutual funds that invest primarily in mortgage-related securities paying a fixed rate of interest.

    The Adviser believes that because of the nature of the Fund's assets, it is not exposed to any material risk of loss as a result of default on any securities held by the Fund. Like all investors in interest-bearing securities, however, the Fund is exposed to the risk that the prices of individual securities held by it can fluctuate, in some cases significantly, in response to changes in prevailing interest rates.

    The Fund's investment policy of investing at least 65% of the value of its total assets in adjustable rate mortgage securities (except when in a temporary defensive posture) is deemed fundamental and may not be changed without shareholder approval. The Fund's other investment policies are not fundamental and, therefore, may be changed by the Trustees without shareholder approval. The Fund is a non-diversified investment company, which means that it has greater latitude than a diversified fund with respect to the investment of its assets in the securities of a relatively few issuers. As a non-diversified investment company, the Fund may present greater risks than a diversified company.

    Pass-Through Mortgage-Related Securities. The mortgage-related securities in which the Fund may invest provide funds for mortgage loans made to residential home buyers. These include securities which represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers and commercial banks. Pools of mortgage loans are assembled for sale to investors (such as the Fund) by various governmental, government-related and private organizations.

    Interests in pools of mortgage-related securities differ from other forms of traditional debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, mortgage-related securities provide a monthly payment which consists of both interest and principal. In effect, these payments are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments result from repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities, such as securities issued by the Government National Mortgage Association ("GNMA"), are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagors actually make mortgage payments when due.

    The investment characteristics of pass-through mortgage-related securities differ from those of traditional fixed income securities. The major differences include the payment of interest and income on the mortgage-related securities on a more frequent schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities.

    The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Generally, prepayments on pass-through mortgage-related securities increase during periods of falling mortgage interest rates and decrease during periods of rising mortgage interest rates. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Fund.

    Collateralized Mortgage Obligations and Multi-Class Pass-Through Securities. Mortgage-related securities in which the Fund may invest may also include collateralized mortgage obligations ("CMOs") and multi-class pass-through securities. CMOs are debt obligations issued by special purpose entities that are secured by mortgage-backed certificates, including, in many cases, certificates issued by governmental and government-related guarantors, including GNMA, FNMA and FHLMC, together with certain funds and other collateral. Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-related securities. Payments of principal and interest on underlying collateral provides the funds to pay debt service on the CMO or make scheduled distributions on the multi-class pass-through security. CMOs and multi-class pass-through securities (collectively CMOs unless the context indicates otherwise) may be issued by agencies or instrumentalities of the United States Government or by private organizations. The issuer of a CMO may elect to be treated as a Real Estate Mortgage Investment Conduit ("REMIC").

    In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. Interest is paid or accrues on all classes of a CMO on a monthly, quarterly or semi-annual basis. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. In a common structure, payments of principal, including any principal prepayments, on the underlying mortgages are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of a CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full.

    One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index such as the London Interbank Offered Rate ("LIBOR"). These adjustable rate tranches known as "floating rate CMOs" will be considered as ARMS by the Fund. Floating rate CMOs may be backed by fixed or adjustable rate mortgages. To date, fixed-rate mortgages have been more commonly utilized for this purpose. Floating rate CMOs are typically issued with lifetime caps on the coupon rate thereon. These caps, similar to the caps on adjustable rate mortgages described in "Adjustable Rate Mortgage Securities" below represent a ceiling beyond which the coupon rate on a floating rate CMO may not be increased regardless of increases in the interest rate index to which the floating rate CMO is geared.

    Adjustable Rate Mortgage Securities. Adjustable rate mortgage securities ("ARMS") in which the Fund may invest include
(i) pass-through securities backed by adjustable rate mortgages and issued by GNMA, FNMA, FHLMC and by private organizations and
(ii) floating rate CMOs. The interest rates on ARMS are reset at periodic intervals to an increment over some predetermined interest rate index. The Adviser intends to invest in ARMs with reset periods ranging from one month to 36 months with a bias towards reset periods ranging from one month to twelve months. There are two main categories of indices: (i) those based on U.S. Treasury securities and (ii) those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year Treasury rate, the three-month Treasury bill rate, the six-month Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds Index, the National Median Cost of Funds, the one-month or three-month LIBOR, the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds Index (often related to ARMS issued by FNMA), tend to lag changes in market rate levels and tend to be somewhat less volatile. The Adviser will seek to diversify the Fund's investments in ARMS among a variety of indices and reset periods so that the Fund is not at any one time unduly exposed to the risk of interest rate fluctuations. In selecting a type of ARMS for investment, the Adviser will also consider the liquidity of the market for such ARMS.

    The underlying adjustable rate mortgages which back ARMS in which the Fund may invest will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (i) per reset or adjustment interval and (ii) over the life of the loan. Some residential adjustable rate mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization, i.e., an increase in the balance of the mortgage loan. ARMS in which the Fund may invest may also be backed by fixed-rate mortgages. Such ARMS, known as floating rate CMOs (as described above), generally have lifetime caps on the coupon rate thereon.

    The Fund believes that ARMS are particularly well-suited to facilitate its ability to accomplish the Fund's investment objective of high current income, consistent with low volatility of net asset value, because the value of ARMS should remain relatively stable as compared to that of traditional fixed-rate debt securities paying comparable rates of interest. While the value of ARMS, like other debt securities, generally varies inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the value of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. Accordingly, as interest rates change, the value of the Fund's shares should be more stable than that of funds which invest primarily in securities backed by fixed-rate mortgages or in other non-mortgage-related debt securities, which do not provide for adjustment in the interest rates thereon in response to changes in interest rates.

    The ARMS in which the Fund may invest include pass-through mortgage-related securities backed by adjustable rate mortgages and floating rate CMOs. As described above, adjustable rate mortgages typically have caps, which limit the maximum amount by which the interest rate may be increased or decreased at periodic intervals or over the life of the loan. Floating rate CMOs have similar lifetime caps. To the extent that interest rates rise faster than the allowable caps on ARMS, such ARMS will behave more like securities backed by fixed-rate mortgages than by adjustable rate mortgage loans. Consequently, interest rate increases in excess of caps can be expected to cause ARMS to behave more like traditional debt securities than adjustable rate securities and, accordingly, to decline in value to a greater extent than would be the case in the absence of such caps.

    As noted above, because the interest rates on ARMS are adjusted in response to changing interest rates, fluctuations in prices of ARMS due to changes in interest rates will be less than in the case of traditional debt securities. The adjustable rate feature of ARMS will not, however, eliminate such price fluctuations, particularly during periods of extreme fluctuations in interest rates. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages.

    ARMS, like other mortgage-related securities, differ from conventional bonds in that principal is to be paid back over the life of ARMS rather than at maturity. As a result, the holder of the ARMS (i.e., the Fund) receives monthly scheduled payments of principal and interest and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments it receives, it may receive a rate of interest on the reinvestment which is lower than the rate on the existing ARMS.

    ARMS, while having less risk of price decline during periods of rapidly rising rates than certain fixed-rate mortgage-related securities of comparable maturities, will have less potential for capital appreciation than such securities. In addition, to the extent ARMS are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments will result in some loss of the holders' principal investment to the extent of the premium paid. On the other hand, if ARMS are purchased at a discount, an unscheduled prepayment of principal will increase total return and accelerate the recognition of income to the Fund and, as a result, will increase the amount of income received by shareholders to the extent that the Fund distributes such income. For a discussion of the tax treatment of the distribution of income to shareholders, see "Dividends, Distributions and Taxes." Types of Credit Support. To lessen the effect of failures by obligors on underlying mortgages to make payments, mortgage-related securities may contain credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. The protections may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of these approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

    The ratings of securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the enhancement provider. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

    Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those expected to be required to make payment on the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Other information which may be considered includes demographic factors, loan underwriting practices and general market and economic conditions. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

    Other Securities-General. The Fund may also invest in (i) non-mortgage-related securities issued or guaranteed by the United States Government, its agencies and instrumentalities, including certain "zero coupon" Treasury securities described in " 'Zero Coupon' Treasury Securities," below, (ii) "zero coupon" Treasury securities issued by private corporate issuers, described in "'Zero Coupon' Treasury Securities," below, (iii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of commercial banks, savings bank or savings association whose deposits are insured by the Federal Deposit Insurance Corporation ("FDIC"), (iv) commercial paper rated A-2 or higher by S&P or Prime-2 or higher by Moody's or are rated of equivalent credit quality by a nationally recognized rating organization or, if not rated, issued by companies which have an outstanding debt issue rated AA by S&P or Aa by Moody's and (vi) debt securities which, although not mortgage-related securities, are secured by mortgages on commercial real estate or residential rental properties, provided such securities are rated AA by S&P or Aa by Moody's or are rated of equivalent credit quality by a nationally recognized rating organization; such securities may entitle the holder to participate in income derived from the mortgaged properties or from sales thereof. When business or financial conditions warrant, the Fund may take a temporary defensive position and invest without limit in the foregoing securities.

    "Zero Coupon" Treasury Securities. The Fund may invest in "zero coupon" Treasury securities, which are U.S. Treasury bills issued without interest coupons, U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons, and receipts or certificates representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price). Such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate reinvestment risk and lock in a rate of return to maturity. For a discussion of the tax treatment of "zero coupon" Treasury securities see "Dividends,

Distributions and Taxes-Zero Coupon Treasury Securities" in the
Fund's Statement of Additional Information.

    Currently, the only U.S. Treasury security issued without coupons is the Treasury bill. Although the U.S. Treasury does not itself issue Treasury notes and bonds without coupons, under the U.S. Treasury STRIPS program interest and principal payments on certain long-term Treasury securities may be maintained separately in the Federal Reserve Book Entry System and may be separately traded and owned. In addition, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The staff of the Commission has indicated that, in its view, these receipts or certificates should be considered as securities issued by the bank or brokerage firm involved and, therefore, should not be included in the Fund's categorization of U.S. Government Securities (as defined below in "Certain Fundamental Investment Policies").

    New Instruments. The Fund expects that new types of ARMS, other mortgage-related securities, asset-backed securities and other securities in which the Fund may invest will be developed and marketed from time to time. Consistent with the Fund's investment objective, policies and quality standards, the Adviser will consider making investments in such new types of securities.

Additional Investment Policies and Practices

    Futures Contracts and Options on Futures Contracts. The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities, or contracts based on financial indices including any index of (i) securities issued or guaranteed by the United States Government, its agencies or instrumentalities or (ii) corporate debt securities ("futures contracts"), and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts").
A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the fixed-income securities underlying the index is made. Options on futures contracts to be written or purchased by the Fund will be traded on exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in interest rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date. See the Fund's Statement of Additional Information for further discussion of the use, risks and costs of futures contracts and options on futures contracts.

    The Fund will not (i) enter into any futures contracts or options on futures contracts if immediately thereafter the aggregate of margin deposits on all the outstanding futures contracts of the Fund and premiums paid on outstanding options on futures contracts would exceed 5% of the market value of the total assets of the Fund or (ii) enter into any futures contracts or options on futures contracts if the aggregate of the market value of the outstanding futures contracts of the Fund and the market value of the futures contracts subject to outstanding options written by the Fund would exceed 50% of the market value of the total assets of the Fund.

    Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities. Such transactions may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a "when, as and if issued" trade.

    When forward commitment transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest accrues to the purchaser prior to the settlement date. At the time, the Fund enters into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be cancelled in the event that the required condition did not occur and the trade was cancelled.

    The use of forward commitments enables the Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. However, if the Adviser were to forecast incorrectly the direction of interest rate movements, the Fund might be required to complete such when-issued or forward transactions at prices less favorable than current market values. No forward commitments will be made by the Fund if, as a result, the Fund's aggregate commitments under such transactions would be more than 30% of the then current value of the Fund's total assets.

    The Fund's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date, but the Fund will enter into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Fund's custodian will maintain, in the separate account of the Fund, cash or high quality liquid debt securities having value equal to, or greater than, any commitments to purchase securities on a forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves. If the Fund, however, chooses to dispose of the right to receive or deliver a security subject to a forward commitment prior to the settlement date of the transaction, it can incur a gain or loss. In the event the other party to a forward commitment transaction were to default, the Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

    Interest Rate Transactions. The Fund may enter into interest rate swaps and may purchase or sell interest rate caps and floors. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. The Fund may also enter into these transactions to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund does not intend to use these transactions in a speculative manner. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed-rate payments). Interest rate swaps are usually entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate floor.


    The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or high quality liquid debt securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. The Adviser will monitor the creditworthiness of counterparties to its interest rate swap, cap and floor transactions on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The Adviser has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the Fund sells (i.e., writes) caps and floors, it will maintain in a segregated account cash or high quality liquid debt securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund's obligations with respect to the caps or floors. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

    There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive. The Fund may purchase and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described above.

    Eurodollar Instruments. The Fund may invest in Eurodollar instruments for hedging purposes. Eurodollar instruments are essentially U.S. dollar-denominated futures contracts or options thereon that are linked to the LIBOR. Eurodollar futures contracts enable purchasers to obtain a fixed-rate for the lending of funds and sellers to obtain a fixed-rate for borrowings. The Fund intends to use Eurodollar futures contracts and options thereon to hedge against changes in the LIBOR to which many short-term borrowings and floating rate securities are linked. Eurodollar instruments are subject to the same limitations and risks as other futures contracts and options thereon as described above and below and in the Fund's Statement of Additional Information.

    General. The successful use of the foregoing investment practices draws upon the Adviser's special skills and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate movements correctly. Should interest rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts and options on futures contracts or may realize losses and, thus, be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the prices of such instruments and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses.

    The Fund's ability to dispose of its position in futures contracts and options on futures contracts will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of fixed-income securities are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts and options on futures contracts. If a secondary market does not exist with respect to an option purchased or written by the Fund over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying security or futures contract upon exercise. See "Illiquid Securities," below. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Fund's ability to engage in options and futures transactions may be limited by tax considerations. See "Dividends, Distributions and Taxes."

    Repurchase Agreements. The Fund may enter into "repurchase agreements," pertaining to the types of securities in which it invests, with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government Securities (as defined below).
There is no percentage restriction on the Fund's ability to enter into repurchase agreements. Currently, the Fund enters into repurchase agreements only with its custodian and such primary dealers. A repurchase agreement arises when a buyer such as the Fund purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate which is effective for the period of time the buyer's money is invested in the security and which is related to the current market rate rather than the coupon rate on the purchased security. Such agreements permit the Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Fund requires continual maintenance by its custodian for its account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the resale price. In the event a vendor defaulted on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor's bankruptcy, the Fund might be delayed in, or prevented from, selling the collateral for the Fund's benefit. The Trustees have established procedures, which are periodically reviewed by the Trustees, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Fund enters into repurchase agreement transactions.

    Reverse Repurchase Agreements and Dollar Rolls. The Fund may also use reverse repurchase agreements and dollar rolls as part of its investment strategy. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities.

Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.

    The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

    The Fund will establish a segregated account with its custodian in which it will maintain cash or high quality liquid debt securities equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

    Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Fund. Under the requirements of the 1940 Act, the Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. The Fund may engage in reverse repurchase agreements and dollar rolls in an amount up to 50% of the Fund's net assets.

    Loans of Portfolio Securities. The Fund may make secured loans of its portfolio securities to brokers, dealers and financial institutions provided that cash, securities issued or guaranteed by the United States Government, its agencies or instrumentalities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Fund. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, the Adviser (subject to review by the Trustees) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. The Fund may pay reasonable finders', administrative and custodial fees in connection with a loan. The Fund will not lend portfolio securities in excess of 20% of the value of its total assets, nor will the Fund lend its portfolio securities to any officer, director, employee or affiliate of the Fund or the Adviser. The Trustees will monitor the Fund's lending of portfolio securities.

    Illiquid Securities. The Fund will not maintain more than 15% of its net assets (taken at market value) in illiquid securities. For this purpose, illiquid securities include, among others, (i) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers),
(ii) options purchased by the Fund over-the-counter, and (iii) repurchase agreements not terminable within seven days. Securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended, that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Adviser will monitor the liquidity of such securities under the supervision of the Trustees. See the Fund's Statement of Additional Information for further discussion of illiquid securities.

Portfolio Turnover

    The investment activities described above are likely to result in the Fund engaging in a considerable amount of trading of securities held for less than one year. Accordingly, it can be expected that the Fund will have a higher turnover rate, and, thus, a higher incidence of short-term capital gains taxable as ordinary income, than might be expected from investment companies which invest substantially all of their funds on a long-term basis. Management anticipates that the annual turnover in the Fund will not be in excess of 200%. An annual turnover rate of 200% occurs, for example, when all the securities in the Fund's portfolio are replaced two times in a period of one year. A high rate of portfolio turnover involves correspondingly greater expenses than a lower rate, which expenses must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gain. See "Dividends, Distributions and Taxes" and "General Information-Portfolio Transactions."

Certain Fundamental Investment Policies

    As a matter of fundamental policy, the Fund may not: (i) invest 25% or more of its total assets in securities of companies engaged principally in any one industry, except that this restriction does not apply to investments in the mortgage and mortgage-finance industry (in which more than 25% of the value of the Fund's total assets will, except for temporary defensive positions, be invested) or U.S. Government Securities; (ii) borrow money except from banks for emergency or temporary purposes in an amount not exceeding 5% of the value of the total assets of the Fund, except that the Fund may engage in reverse repurchase agreements and dollar rolls in an amount up to 50% of the Fund's net assets; and (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

________________________________________________________________

                     MANAGEMENT OF THE FUND
________________________________________________________________


Adviser

    Alliance Capital Management L.P., a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund subject to the general supervision and control of the Trustees. The employees of the Adviser principally responsible for the Fund's investment program are Patricia J. Young, a Senior Vice President of ACMC, and Paul A. Ullman, a Vice President of ACMC. Ms. Young has been associated with the Adviser since March 1992; prior thereto, she was a managing director and portfolio manager for Hyperion Capital Management, Inc. since March 1991 and a managing director with Fischer, Francis, Trees & Watts since prior to 1991. Mr. Ullman has been associated with the Adviser since March 1992; prior thereto, he was a Vice President at Salomon Brothers, Inc.
since prior to 1991.

    The Adviser is a leading international investment manager, supervising client accounts with assets as of September 30, 1995 totaling more than $140 billion (of which approximately $47 billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 51 registered investment companies managed by the Adviser comprising 107 separate investment portfolios currently have over two million shareholders. As of September 30, 1995, the Adviser was retained as an investment manager for 29 of the Fortune 100 companies.

    ACMC, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States which is a wholly-owned subsidiary of The Equitable Companies Incorporated, a holding company which is controlled by AXA, a French insurance holding group. Certain information concerning the ownership and control of Equitable by AXA is set forth in the Fund's Statement of Additional Information.

    The Advisory Agreement between the Fund and the Adviser provides that the Adviser will furnish advice and recommendations with respect to the Fund and will provide persons satisfactory to the Fund's Trustees to act as officers and employees of the Fund. Such officers and employees, as well as certain Trustees of the Fund, may be employees of the Adviser or its affiliates. For the services rendered by the Adviser under the Advisory Agreement, the Fund pays a fee at an annual rate of .45 of 1% of the average daily value of the net assets of the Fund. The fee is accrued daily and paid monthly.

Expenses of the Fund

    In addition to the payments to the Adviser under the Advisory Agreement described above, the Fund pays certain other costs including (i) custody, transfer and dividend-disbursing expenses;
(ii) fees of Trustees who are not affiliated with the Adviser;
(iii) legal and auditing expenses; (iv) clerical, accounting and other office costs; (v) costs of printing the Fund's prospectuses and shareholder reports; (vi) cost of maintaining the Fund's existence; (vii) interest charges, taxes, brokerage fees and commissions; (viii) costs of stationery and supplies; and (ix) expenses and fees related to registration and filing with the Commission and with state regulatory authorities.

    The Advisory Agreement further provides that the Adviser will reimburse the Fund for the net expenses (exclusive of interest, taxes, brokerage, distribution services fees and extraordinary expenses, all to the extent permitted by applicable state securities laws and regulations) which in any year exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. The Fund believes that presently the most restrictive expense ratio limitation imposed by any state in which the Fund's shares have been qualified for sale is 2.5% of the first $30 million of the Fund's average net assets, 2% of the next $70 million of its average net assets and 1.5% of its average net assets in excess of $100 million.

Distribution Services Agreement

    Rule 12b-1 adopted by the Commission under the 1940 Act permits an investment company to directly or indirectly pay expenses associated with the distribution of its shares in accordance with a duly adopted and approved plan. The Fund has entered into a Distribution Services Agreement (the "Agreement") with the Principal Underwriter which includes a plan adopted pursuant to Rule 12b-1 (the "Plan"). Pursuant to the Plan, the Fund pays to the Principal Underwriter distribution services fee payments in an amount not to exceed an annual rate of .15 of 1% of the Fund's aggregate average daily net assets, to reimburse the Principal Underwriter for certain expenses. The Agreement provides that a portion of the distribution services fee would constitute a service fee that the Principal Underwriter will use for personal service and/or the maintenance of shareholder accounts.

    Under the Agreement, the Fund would not be obligated to pay any distribution expense in excess of such distribution services fee, and any distribution expenses accrued by the Principal Underwriter in one fiscal year of the Fund would not be paid from distribution services fees received from the Fund in subsequent fiscal years. Thus, if the Agreement were terminated no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter. Distribution services fees would be accrued daily and paid monthly, and would be charged as expenses of the Fund as accrued. The Agreement would also provide that the Principal Underwriter would act as distributor of the Fund's shares and permit the Adviser to use its own resources to finance the distribution of shares of the Fund.

    The Agreement would provide that the Principal Underwriter will use the distribution services fee received from the Fund in its entirety for payments (i) to compensate broker-dealers or other persons for providing distribution assistance, (ii) to otherwise promote the sale of shares of the Portfolio such as by paying for the preparation, printing and distribution of prospectuses for other than current shareholders and sales literature or other promotional activities, and (iii) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund's shareholders. Substantially all distribution services fees received from the Fund are paid to broker-dealers and other financial intermediaries for their distribution assistance and to banks and other depository institutions for administrative services provided to the Fund, with any remaining amounts being used to partially defray other expenses incurred by the Principal Underwriter in distributing Fund shares. Distribution services fees received from the Fund would not be used to pay any interest expense, carrying charges or other financing costs or allocation of overhead of the Principal Underwriter. The administrative and accounting services provided by banks and other depository institutions may include, but are not limited to, establishing and maintaining shareholder accounts, sub-accounting, processing of purchase and redemption orders, sending confirmations of transactions, forwarding financial reports and other communications to shareholders and responding to shareholder inquiries regarding the Fund.

    The Agreement is in compliance with rules of the National Association of Securities Dealers, Inc. that became effective July 7, 1993 and limit the annual asset-based sales charges and service fees that a mutual fund may impose on a class of shares to .75% and .25%, respectively, of average annual net assets. The rules also limit the aggregate of all sales charges (front-end, deferred and asset-based) imposed by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares, plus interest at the prime rate plus 1% per annum.

    As interpreted by courts and administrative agencies, the Glass-Steagall Act and other applicable laws and regulations limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Fund's management, based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the shareholder servicing and account maintenance and other services described in the Agreement. The State of Texas requires that shares of the Fund may be sold in that state only by dealers or other financial institutions that are registered there as broker-dealers.

________________________________________________________________

                PURCHASE AND REDEMPTION OF SHARES
________________________________________________________________

Purchase of Shares

    Shares of the Fund are eligible for purchase by Federal savings associations, national banks and other institutional investors. Shares of the Fund are offered on a continuous basis at net asset value, without any sales or other charge, directly by the Fund and by Alliance Fund Distributors, Inc., the Fund's distributor (the "Distributor"), acting as agent for the Fund.

The minimum for initial investments in the Fund is $1,000,000, except that investment management clients of the Adviser or its affiliates may invest in any amount. The Fund may, in its discretion, waive the minimum for initial investments. There is no minimum for subsequent investments.

    In order to make an initial investment in the Fund, an investor must establish an account with the Fund by completing the subscription application found at the back of this Prospectus. Purchases may be made by wiring Federal funds to the Fund, as described below. Purchases may also be made by check
(except that a check drawn on a foreign bank will not be accepted).

    Orders for shares of the Fund received by the Fund or by the Distributor prior to the close of regular trading on New York Stock Exchange (the "Exchange") (currently 4:00 p.m. New York time) on a Fund business day as defined below are priced at the net asset value of shares of the Fund computed as of the close of regular trading on the Exchange on that day. If orders are received after the close of regular trading on the Exchange on a Fund business day, such orders are priced as of the close of regular trading on the Exchange on the next succeeding Fund business day. A Fund business day is any weekday, exclusive of national holidays on which the Exchange is closed and Good Friday. Requests for purchases by wire must be communicated to the Distributor prior to 3:00 p.m. New York time on a Fund business day for purchase orders to receive the applicable public offering price determined as of the close of regular trading on the Exchange on that day. The Fund reserves the right to reject any subscription in its sole discretion or to suspend the sale of its shares to the public in response to market conditions or for other reasons.

    Full and fractional shares are credited to a subscriber's account in the amount of its subscription. As a convenience to the subscriber, and to avoid unnecessary expense to the Fund, certificates representing shares of the Fund are not issued except upon written request of the shareholder. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

Redemption

    The Fund redeems shares at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. There is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption.

    To redeem shares of the Fund for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an institution that is an "eligible guarantor" as defined by Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended. Requests for redemption of shares of the Fund for which no share certificates have been issued can also be made by telephone by a shareholder who has completed the appropriate portion of the subscription application. Requests for redemption to be sent by wire via Federal funds to the shareholder's designated bank account identified on the subscription application must be received prior to 4:00 p.m. New York time on a Fund business day. Redemption proceeds will normally be wired on the next Fund business day but may be made within seven days after receipt of a properly executed redemption request.

    To redeem shares represented by share certificates, the investor should forward the appropriate share certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each share certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

General

    The Fund reserves the right to close out an account that through redemption has remained below $1,000,000 after at least 60 days' written notice to the shareholder unless the balance in such account is increased to at least that amount during such period. In the case of a redemption of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

    The net asset value per share for purchases and redemptions of shares of the Fund is determined in accordance with the Fund's Agreement and Declaration of Trust and By-Laws at the next close of regular trading on the Exchange following receipt of a purchase order or redemption order for shares of the Fund, on any Fund business day on which such an order is received and trading in the types of securities in which the Fund invests might materially affect the value of its shares. The net asset value per share of the Fund is calculated by adding the market value of all securities held in the Fund and other assets, subtracting the Fund's liabilities incurred or accrued, and dividing by the number of shares of the Fund that are outstanding.

________________________________________________________________

               DIVIDENDS, DISTRIBUTIONS AND TAXES
________________________________________________________________

    The Fund declares dividends equal to all or substantially all of its net investment income on each Fund business day. The Fund declares dividends for Saturdays, Sundays and holidays on the previous business day. The Fund pays dividends at approximately the close of business on the last business day of each month. Capital gains realized by the Fund, if any, are distributed annually.

    Until the Trustees otherwise determine, each income dividend and capital gains distribution, if any, declared by the Fund on the outstanding shares of the Fund will, at the election of each shareholder, be paid in cash or reinvested in additional full and fractional shares of the Fund. An election to receive dividends and distributions in cash or shares is made at the time the shares are initially purchased and may be changed by written notification to the Fund at least 30 days prior to the record date for a particular dividend or distribution. There is no charge in connection with the reinvestment of dividends or capital gains distributions.

    Under current federal income tax law, dividends or capital gains declared and payable by the Fund to its shareholders of record as of a specified date during October, November or December of a year will be taxable to such shareholders for the year declared, and not for the year in which the shareholders actually receive the dividend, provided that the dividend is paid during January of the following year.

    The Fund intends to qualify to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Qualification as a regulated investment company and the satisfaction of certain distribution requirements contained in the Code relieves the Fund of United States federal income and excise taxes on the portion of its investment company taxable income and net capital gain distributed to its shareholders. In order to qualify as a regulated investment company for any taxable year, the Fund must, among other things,

(i) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of securities or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such securities, and (ii) derive less than 30% of its gross income from the sale or other disposition of securities, or certain options, futures, or forward contracts, held for less than three months. These requirements will limit the Fund's ability to write and purchase options, to purchase and sell futures contracts, to purchase and sell forward contracts, and to enter into interest rate swaps and to purchase or sell interest rate caps and floors.

    For federal income tax purposes, dividends of net ordinary income and distributions of any net realized short-term capital gain, whether paid in cash or reinvested in shares of the Fund, are taxable to shareholders as ordinary income. Since the Fund expects to derive substantially all of its gross income (exclusive of capital gains) from sources other than dividends, it is expected that none of the Fund's dividends or distributions will qualify for the dividends-received deduction for corporations. Distributions of net realized long-term capital gains, whether paid in cash or reinvested in shares of the Fund, are taxable to shareholders as long-term capital gains, irrespective of the length of time the shareholder has held his or her Fund shares. If a shareholder held shares for six months or less and during that period received a distribution taxable to such shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

    Shareholders will be advised annually as to the tax status of dividends and capital gains distributions. Distributions on shares of the Fund may be subject to state and local taxes.

________________________________________________________________

                       GENERAL INFORMATION
________________________________________________________________

Portfolio Transactions

    Subject to the general supervision of the Trustees of the Fund, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Fund. Portfolio transactions for the Fund occur primarily with issuers, underwriters or major dealers acting as principals. The transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter; transactions with dealers normally reflect the spread between bid and asked prices. Premiums are paid with respect to options purchased by the Fund, and brokerage commissions are payable with respect to transactions in exchange-traded futures contracts.

    The Fund has no obligation to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one dealer, the Adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Fund. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best execution, the Fund may consider sales of its shares as a factor in the selection of dealers to execute portfolio transactions for the Fund.
Portfolio securities will not be purchased from or sold to Donaldson, Lufkin & Jenrette Securities Corporation, an affiliate of the Adviser, or any other subsidiary or affiliate of Equitable.

Capitalization

    Fiduciary Management Associates ("FMA"), which is a diversified, open-end management investment company, was organized as a Delaware corporation on May 12, 1969 under the name "Fiduciary Growth Associates, Incorporated." As of
March 12, 1986, FMA was reorganized under its current name as a business trust under the laws of Massachusetts. FMA has an unlimited number of authorized shares of beneficial interest, par value $.01 per share, which may, without shareholder approval, be divided into an unlimited number of series. Such shares are currently divided into three series, one underlying each portfolio of FMA. Shares of each portfolio are normally entitled to one vote for all purposes. Generally, shares of each portfolio would vote as a single series on matters that affected all portfolios in substantially the same manner, such as the election of Trustees. Massachusetts law does not require annual meetings of shareholders and it is anticipated that shareholder meetings will be held only when required by Federal law. Shareholders have available certain procedures for the removal of Trustees. Shares of each portfolio are freely transferable, are entitled to dividends as determined by the Trustees and, in liquidation of the Fund, are entitled to receive the net assets of that portfolio. Shareholders have no pre-emptive rights.

Distributor

    Alliance Fund Distributors, Inc. ("AFD"), 1345 Avenue of the Americas, New York, New York, 10105, the Fund's distributor, is an indirect wholly-owned subsidiary of the Adviser. The Adviser may, from time to time and from its own resources, make payments for distribution services to AFD; the latter may in turn pay part or all of such compensation to brokers (which may include Donaldson, Lufkin and Jenrette Securities Corporation) or other persons for their distribution assistance.

Custodian

    State Street Bank and Trust Company, 225 Franklin Street,
Boston, Massachusetts 02110, acts as custodian for the securities and cash of the Fund, but plays no part in deciding on the purchase or sale of securities.

Registrar, Transfer Agent and Dividend-Disbursing Agent

    Alliance Fund Services, Inc. ("AFS"), an indirect wholly-owned subsidiary of the Adviser, located at 500 Plaza
Drive, Secaucus, New Jersey 07094, acts as the Fund's registrar, transfer agent and dividend-disbursing agent.



Performance Information

    From time to time the Fund advertises its "yield" and the "total return." The Fund's yield for any 30-day (or one-month) period is computed by dividing the net investment income per share earned during such period by the net asset value per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis. The Fund may also advertise in sales literature an "actual distribution rate" which is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share.

    Advertisements of the Fund's total return disclose its average annual compounded total return for the period since inception. The Fund's total return for such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when paid.

Additional Information

    Shareholder inquiries may be directed to the shareholder's broker or to AFS at the address or telephone number listed on the cover of this Prospectus. This Prospectus and the Fund's Statement of Additional Information, which has been incorporated by reference herein, do not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act of 1933, as amended. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the office of the Commission in Washington, D.C.

          ALLIANCE ARM FUND FOR FINANCIAL INSTITUTIONS

                    SUBSCRIPTION APPLICATION
                    (SEE INSTRUCTIONS BELOW)

 1. NAME (IMPORTANT: Please Print)
-----------------------------------------------------
-----------------------------------------------------

Indicate name of corporation, other organization or fiduciary capacity; if trustee, include date of trust instrument
                         Tax Ident. No.

 2. ADDRESS
----------------------------
----------------------------------------------------------------
                             street
city state zip
----------------------------
area code telephone

 3. INITIAL INVESTMENT

We hereby subscribe for the largest number of full and fractional shares of the Alliance ARM Fund for Financial Institutions that may be purchased with Federal funds or the enclosed check or draft payable to Alliance ARM Fund for Financial Institutions for $_______. Such Federal funds, check or draft is to be allocated to the purchase of the largest possible number of full and fractional shares of the Portfolio.

 4. TELEPHONE TRANSACTIONS

You can call (800) 221-5672 to purchase or redeem shares for your account. Purchase and redemption requests will be processed via
Federal funds to and from your bank account.

Instructions:

- Review the information in the Prospectus about telephone transaction services.

- Check the box next to the telephone transaction service(s) you desire.

Purchases

- Payment by wire transfer.  If payment is to be made by wire, provide wire instructions below:
Agent Bank:
----------------------------------------------------------------

ABA or CHIPS Number:
----------------------------------------------------------------
Account Number at Agent Bank:
----------------------------------------------------------------
Reference:
----------------------------------------------------------------
Contact at Agent Bank:
 Name:
----------------------------------------------------------------
 Phone Number:
----------------------------------------------------------------
 Fax Number:
----------------------------------------------------------------
If payment is to be wired outside the United States, please complete the following information for the U.S. correspondent bank of the bank listed above: U.S. Correspondent Bank:
----------------------------------------------------------------
ABA or CHIPS Number:
----------------------------------------------------------------
Acct. Number at Correspondent Bank:
----------------------------------------------------------------
Reference:
----------------------------------------------------------------
Contact at Correspondent Bank:
----------------------------------------------------------------
 Name:
----------------------------------------------------------------
 Phone Number:
----------------------------------------------------------------
 Fax Number:
----------------------------------------------------------------

Redemptions

- I hereby authorize Alliance Fund Services, Inc. to effect the redemption of Fund shares from my account according to my telephone instructions, and to send the proceeds to the bank account I have selected above.*

 5. DISTRIBUTION OPTIONS

                        Income Dividends
--------------------------
Elect

- reinvest dividends one

- pay dividends in cash

                   Capital Gains Distributions
----------------------------------------------------------------

Elect

- reinvest capital gains one

- pay capital gains in cash

If no election is made, dividends and capital gains will be automatically reinvested in additional shares at net asset value.

 6. SIGNATURE AND TAXPAYER IDENTIFICATION NUMBER CERTIFICATION

We certify under penalty of perjury that the taxpayer identification number shown in Part 1 of this form is correct and that we have not been notified that this account is subject to backup withholding.

We are of legal age and capacity and have received and read the
Prospectus and agree to its terms.
------------------------
-------
-------
                      Authorized Signature
                              Title
                              date
------------------------
-------
-------
Acceptance Date:
                      Authorized Signature
                              Title
                              date
------
* You must designate the same bank account to support all wire transfer options you select.

            INSTRUCTIONS FOR SUBSCRIPTION APPLICATION


OPENING YOUR ACCOUNT

Complete the application and mail it to:


Alliance ARM Fund for Financial Institutions
1345 Avenue of the Americas
New York, NY 10105

    If purchasing with a check, please enclose with your subscription application your check payable to Alliance ARM Fund for Financial Institutions in the amount of your investment. The
Fund will not accept checks drawn on banks outside the United
States.

MINIMUM INVESTMENTS



    Except as provided in the Prospectus, the minimum initial investment is $1,000,000 in the Fund, except that investment management clients of the Adviser or its affiliates may invest in any amount. There is no minimum for subsequent investments.

REDEMPTIONS

    Shares can be redeemed in any amount and at any time by the methods described in the Prospectus. In the case of redemptions of shares recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to fifteen calendar days following the purchase date.

    Certain legal documents will be required from corporations or other organizations, executors and trustees, or if redemption is requested by anyone other than the shareholder of record. If you have any questions concerning a redemption, call (800) 221-5672.

SIGNATURES-Be Sure to Sign the Application

    If shares are registered in the name of:

    -a corporation or other organization, an authorized officer should sign (please indicate corporate office or title).

    -a trustee or other fiduciary, the fiduciary or fiduciaries should sign (please indicate capacity).





                               35
00250061.AD2

ARM PRO 2/96

This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

                        Table Of Contents
                                                            Page

----------------------------------------------------------------
Expense Information
Description of the Fund
Management of the Fund
Purchase and Redemption of Shares
Dividends, Distributions and Taxes
General Information
Subscription Application

                             Adviser
                Alliance Capital Management L.P.
                   1345 Avenue of the Americas
                    New York, New York 10105

                            Alliance
----------------------------------------------------------------
                          ARM Fund For
----------------------------------------------------------------
                            Financial
----------------------------------------------------------------
                          Institutions
----------------------------------------------------------------

Prospectus and
Application
February 1, 1996


Goal: High current income with low volatility through investment in securities of high quality.














00250061.AD2

(LOGO)                            FIDUCIARY MANAGEMENT ASSOCIATES

P.O Box 1520, Secaucus, New Jersey  07096-1520
Toll Free (800) 221-5672


               STATEMENT OF ADDITIONAL INFORMATION
                        February 1, 1996



This Statement of Additional Information for the Growth and Short-Term Global Income Portfolios is not a prospectus, but supplements, and should be read in conjunction with the Fund's current Prospectus for the Growth and Short-Term Global Income Portfolios. A copy of the Prospectus may be obtained by contacting Alliance Fund Services, Inc. at the address or telephone number shown above.

                        TABLE OF CONTENTS

                                                             Page

Investment Policies and Restrictions . . . . . . . . . . .

Management of the Fund . . . . . . . . . . . . . . . . . .

Purchase and Redemption of Shares  . . . . . . . . . . . .

Net Asset Value  . . . . . . . . . . . . . . . . . . . . .

Dividends, Distributions and Taxes . . . . . . . . . . . .

Portfolio Transactions . . . . . . . . . . . . . . . . . .

General Information  . . . . . . . . . . . . . . . . . . .

Report of Independent Auditors and Financial Statements . .

Appendix A (Description of Obligations Issued or
           Guaranteed by U.S Government Agencies
           or Instrumentalities). . . . . . . . . . . . .     A-1

Appendix B (Bond and Commercial Paper Ratings) . . . . . .    B-1

Appendix C (Futures Contracts and Options on Futures
           Contracts and Foreign Currencies). . . . . . .     C-1


(R): This registered service mark used under license from the owner, Alliance Capital Management L.P.

              INVESTMENT POLICIES AND RESTRICTIONS


         The following investment policies and restrictions supplement, and should be read in conjunction with the information regarding the investment objectives, policies and restrictions of each pool of assets of the Fund (collectively, the "Portfolios") set forth in the Prospectus of Fiduciary Management Associates (the "Fund").

         Whenever any investment policy or restriction states a minimum or maximum percentage of a Portfolio's assets which may be invested in any security or other asset, it is intended that such minimum or maximum percentage limitation be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease in percentage beyond the specified limitations resulting from a change in values or net assets will not be considered a violation of such percentage limitation.

Investment Policies of the Growth Portfolio

         General. In seeking to attain its objective of capital growth, the Growth Portfolio will make investments based upon their potential for capital appreciation. Therefore, current income will be incidental to the objective of capital growth. There obviously can be no assurance that the Fund's investment objective will be achieved, and the nature of the Fund's investment objective and policies may involve a somewhat greater degree of short-term risk than would be present in a more conservative investment approach.

         There is also no assurance that the Portfolio will at any particular time engage in all or any of the investment activities in which it is authorized to engage. In the opinion of the Fund's management, however, the ability to engage in such a broad range of activities provides an opportunity which is deemed to be desirable in order to achieve the Portfolio's investment objective. The Portfolio does not intend to concentrate its investments in any one industry, but has reserved the right to invest up to 25% of its assets in a particular industry.

         The Portfolio may invest in both listed and unlisted domestic and foreign securities, and in restricted securities, and in other assets having no ready market, but not more than 10% of the Portfolio's total assets may be invested in all such restricted or not readily marketable assets at any one time.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or pursuant to Rule 144 or 144A promulgated under such Act. Where registration is required, the Portfolio may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities and other not readily marketable assets will be valued in such manner as the Trustees of the Fund in good faith deem appropriate to reflect their fair market value.

Investment Restrictions of the Growth Portfolio

         The following restrictions, which supplement those set forth in the Prospectus, may not be changed as to the Growth Portfolio without the approval of a majority of the outstanding voting securities of that Portfolio which means the vote of (i) 67% or more of the shares of that Portfolio represented at a meeting at which more than 50% of the outstanding shares of that Portfolio are represented or (ii) more than 50% of the outstanding shares of that Portfolio, whichever is less.
Whenever any investment restriction states a maximum percentage of the Fund's assets which may be invested in any security or other asset, it is intended that such maximum percentage limitation be determined immediately after and as a result of the Fund's acquisition of such securities or other assets. Accordingly, any later increase or decrease in percentage beyond the specified limitation resulting from a change in values or net assets will not be considered a violation.

         The Growth Portfolio may not:

         1. Make loans of its funds or assets to any other person, which shall not be considered as including the purchase of a portion of an issue of publicly-distributed debt securities; except that the Portfolio may purchase non-publicly distributed securities subject to the limitations applicable to restricted or not readily marketable securities;

         2. Purchase the securities of any other investment company or investment trust, except by purchase in the open market where to the best information of the Fund no commission or profit to a sponsor or dealer (other than the customary broker's commission) results from such purchase, and such purchase does not result in the securities of any such issuer exceeding 5% of the value of the Portfolio's assets, except when such purchase is part of a merger, consolidation or acquisition of assets;

         3. Act as underwriter of securities of other issuer's, except that, to the extent consistent with its investment objective and policies, the Portfolio may acquire restricted or not readily marketable securities under circumstances where, if sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933;

         4. Invest in the securities of any issuer, other than securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, which shall have a record of less than three years of continuous operations (including the operation of any predecessor) if such purchase at the time thereof would cause more than 10% of the value of the total assets of the Portfolio to be invested in the securities of such issuer or issuers;

         5. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings, provided however, that this limitation does not apply to deposits made in connection with the entering into and holding of futures contracts;

         6. Invest more than 10% of the value of its total assets in the aggregate in illiquid investments;

         7.   Make short sales of securities;

         8. Purchase or sell real estate, commodities or commodity contracts;

         9. Participate on a joint or a joint and several basis in any securities trading account; or

         10. Invest in companies for the purpose of exercising control.

Investment Policies of the Short-Term Global Income Portfolio

U.S. Government Securities. For a description of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, see Appendix A.

Certificates of Deposit and Bankers' Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptance can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts. For a description of commercial paper ratings, see Appendix B.

Illiquid Securities. The Portfolio has adopted the following investment policy which may be changed by the vote of the Trustees.

         The Portfolio will not invest in illiquid securities if immediately after such investment more than 10% of the Portfolio's total assets (taken at market value) would be invested in such securities. In addition, the Portfolio will not maintain more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restriction on resale, (b) options purchased by the Portfolio over-the-counter and the cover for options written by the Portfolio over-the-counter and (c) repurchase agreements not terminable within seven days.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         During the coming year, the Portfolio may invest up to 5% of its total assets in restricted securities issued under
Section 4(2) of the Securities Act, which exempts from registration "transactions by an issuer not involving any public offering." Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer and only to institutional investors; they cannot be resold to the general public without registration.

         Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Alliance Capital Management L.P. (the "Adviser") anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD.

         The Adviser, acting under the supervision of the Trustees of the Fund, will monitor the liquidity of restricted securities held by the Portfolio that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and; (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Futures Contracts and Options on Futures Contracts. The successful use of such instruments draws upon the Adviser's special skills and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

         The Trustees have adopted the requirement that futures contracts and options on futures contracts only be used as a hedge and not for speculation. In addition to this requirement, the Trustees have also adopted two percentage restrictions on the use of futures contracts. The first restriction is that the Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Portfolio and premiums paid on options on futures contracts would exceed 5% of the market value of the total assets of the Portfolio. The second restriction is that the aggregate market value of the outstanding futures contracts purchased by the Portfolio not exceed 50% of the market value of the total assets of the Portfolio. Neither of these restrictions will be changed by the Trustees without considering the policies and concerns of the various applicable federal and state regulatory agencies.

         For additional information on the use, risks and costs of futures contracts and options on futures contracts, see
Appendix C.

Options on Foreign Currencies. For additional information on the use, risks and costs of options on foreign currencies, see
Appendix C.

Forward Foreign Currency Exchange Contracts. The Portfolio may purchase or sell forward foreign currency exchange contracts. While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event the Portfolio's ability to utilize forward contracts in the manner set forth in the Prospectus may be restricted. Forward contracts will reduce the potential gain from a positive change in the relationship between the U.S. Dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. Dollar equivalent value of the prices of or rates of return on the Portfolio's foreign currency-denominated portfolio securities and the use of such techniques will subject the Portfolio to certain risks.

         The matching of the increase in value of a forward contract and the decline in the U.S Dollar equivalent value of the foreign currency-denominated asset that is the subject of the hedge generally will not be precise. In addition, the Portfolio may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Portfolio's ability to use such contracts to hedge or cross-hedge its assets. Also, with regard to the Portfolio's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. Dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio's assets that are the subject of such cross-hedges are denominated.

Repurchase Agreements. The Portfolio may enter into "repurchase agreements" pertaining to U.S. Government Securities with member banks of the Federal Reserve System as "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. The Portfolio requires continual maintenance of collateral held by the Portfolio's custodian in an amount equal to, or in excess of, the market value of the securities which are the subject of the agreement. In the event that a vendor defaulted on its repurchase obligation, the Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor became bankrupt, the Portfolio might be delayed in selling the collateral.

Investment Restrictions of the Short-Term Global Income Portfolio

         The following restrictions, which supplement those set forth in the Prospectus, may not be changed as to the Short-Term Global Income Portfolio without the approval of a majority of the outstanding voting securities of that Portfolio, which means the vote of (i) 67% or more of the shares of that Portfolio represented at a meeting at which more than 50% of the outstanding shares of that Portfolio are represented, or (ii) more than 50% of the outstanding shares of that Portfolio, whichever is less. Whenever any investment restriction states a maximum percentage of the Fund's assets which may be invested in any security or other asset, it is intended that such maximum percentage limitation be determined immediately after and as a result of the Fund's acquisition of such securities or other assets. Accordingly, any later increase or decrease in percentage beyond the specified limitation resulting from a change in values or net assets will not be considered a violation.

         The Portfolio may not:

         1. Make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies; (ii) the lending of portfolio securities;
         or (iii) the use of repurchase agreements;

         2. Participate on a joint or joint and several basis in any securities trading account;

         3. Invest in companies for the purpose of exercising control;

         4. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box"), and unless not more than 10% of the Portfolio's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Portfolio's present intention to make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes);

         5. Purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Portfolio would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company or more than 5% of the value of the Portfolio's total assets would be invested in securities of any one or more closed-end investment companies;

         6. (i) Purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein; (ii) purchase or sell commodities or commodity contracts (except currencies, futures contracts on currencies and related options, forward contracts or contracts for the future acquisition or delivery of fixed-income securities and related options, futures contracts and options on futures contracts and other similar contracts); (iii) invest in interests in oil, gas, or other mineral exploration or development programs; (iv) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (v) act as an underwriter of securities, except that the Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act; or

         7. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.



                     MANAGEMENT OF THE FUND



Adviser

         Alliance Capital Management L.P., a New York Stock Exchange listed company with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory contract (the "Investment Advisory Contract") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision and control of the Fund's Trustees.

         The Adviser is a leading international investment manager supervising client accounts with assets as of September 30, 1995 of more than $140 billion (of which more than $47 billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds and included, as of September 30, 1995, 29 of the FORTUNE 100 Companies. As of that date, the Adviser and its subsidiaries employed approximately 1,350 employees who operated out of domestic offices and the overseas offices of subsidiaries in Bombay, Istanbul, London, Sydney, Tokyo, Toronto, Bahrain, Luxembourg and Singapore. The 51 registered investment companies comprising 107 separate investment portfolios managed by the Adviser currently have more than two million shareholders.

         Alliance Capital Management Corporation ("ACMC"),* the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated ("ECI"), a holding company controlled by AXA, a French insurance holding company. As of June 30, 1995, ACMC, Inc. and Equitable Capital Management Corporation ("ECMC"), each a wholly-owned direct or indirect subsidiary of Equitable, together with Equitable, owned in the aggregate approximately 59% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in the Adviser ("Units"). As of June 30, 1995, approximately 33% and 8% of the Units were owned by the public and employees of the Adviser and its subsidiaries, respectively, including employees of the Adviser who serve as Trustees of the Fund.

         AXA owns approximately 60% of the outstanding voting shares of common stock of ECI. AXA is the holding company for an international group of insurance and related financial services companies. AXA's insurance operations are comprised of activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically with activities in France, the United States, the United Kingdom, Canada and other countries, principally in Europe. AXA is also engaged in asset management, investment banking and brokerage, *For purposes of this Statement of Additional Information, ACMC refers to Alliance Capital Management Corporation, the sole general partner of the Adviser, and to the predecessor general partner of the Adviser of the same name.

real estate and other financial services activities in the United States and Europe. Based on information provided by AXA, as of January 1, 1995, 42.3% of the issued shares (representing 54.7% of the voting power) of AXA were owned by Midi Participations, a French corporation that is a holding company. The voting shares of Midi Participations are in turn owned 60% by Finaxa, a French corporation that is a holding company, and 40% by subsidiaries of Assicurazioni Generali S.p.A., an Italian corporation ("Generali") (one of which, Belgica Insurance Holding S.A., a Belgian corporation, owned 34.1%). As of January 1, 1995, 62.1% of the issued shares (representing 75.7% of the voting power) of Finaxa were owned by five French mutual insurance companies (the "Mutuelles AXA") (one of which, AXA Assurances I.A.R.D. Mutuelle, owned 31.8% of the issued shares) (representing 39.0% of the voting power), and 26.5% of the issued shares (representing 16.6% of the voting power) of Finaxa were owned by Banque Paribas, a French bank ("Paribas"). Including the shares owned by Midi Participations, as of January 1, 1995, the Mutuelles AXA directly or indirectly owned 51.3% of the issued shares (representing 65.8% of the voting power) of AXA. In addition, certain subsidiaries of AXA own 0.4% of the shares of AXA which are not entitled to be voted. Acting as a group, the Mutuelles AXA control AXA, Midi Participations and Finaxa.

         For the services rendered by the Adviser under the Advisory Agreement, the Fund pays as follows: (i) for the Growth Portfolio, quarterly on the first business day of July, October, January and April in each year of .1875 of 1% (approximately .75 of 1% on an annualized basis) of the Portfolio's net assets; (ii) for the Short-Term Global Income Portfolio, at an annual rate of
 .45 of 1% of the average daily value of the Portfolio's net assets. For the fiscal years ended September 30, 1993, 1994 and 1995, respectively, the Adviser received from the Growth Portfolio, which was then the Fund's only operating Portfolio, advisory fees of $1,014,249, $901,222 and $833,866 respectively.

         The Advisory Agreement became effective on July 22, 1992. The Advisory Agreement continues in effect for successive twelve month periods computed from each October 1 with respect to each Portfolio provided that such continuance is specifically approved at least annually by the Trustees or by a majority vote of the holders of the outstanding voting securities of such Portfolio, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons. Most recently, the continuance of the Advisory Agreement until September 30, 1996 was approved by a vote cast in person of the Trustees, including a majority of the Trustees who are not parties to the Advisory Agreement or interested persons, at a meeting called for that purpose and held on July 21, 1995. The Agreement may be terminated with respect to any Portfolio at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities of such Portfolio, or by a vote of a majority of the Trustees on sixty days' written notice to the Adviser, or by the Adviser with respect to any Portfolio on sixty days' written notice to the Fund. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

         The Adviser pays from its own funds all advertising and promotional expenses except that the Fund pays for printing of prospectuses and other reports to existing shareholders and all expenses and fees related to proxy solicitation and registrations and filings with the Securities and Exchange Commission and with state regulatory authorities. The Fund pays all other expenses incurred in its organization and operation, as described in the Prospectus. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or its affiliates and, in such event, the services will be provided to the Fund at cost and the payments therefor must be specifically approved by the Fund's Trustees.

         The Advisory Agreement provides that the Adviser will reimburse each Portfolio for its net expenses (exclusive of interest, taxes, brokerage, distribution services fees and extraordinary expenses, to the extent permitted by applicable state securities laws and regulations) which in any year exceed the limits prescribed by any state in which the Portfolio's shares are qualified for sale. The Fund may not qualify its shares for sale in every state. The Fund believes that presently the most restrictive expense ratio limitation imposed by any state is 2.5% of the first $30 million of average net assets, 2% of the next $70 million and 1.5% of average net assets in excess of $100 million. To determine whether payment is due a Portfolio, the expenses of the Portfolio are annualized on a monthly basis. Payment of the advisory fee will be reduced or postponed, if necessary with any adjustments made after the end of the year.

         Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of the particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the Adviser (including the Fund) are purchasing the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

Transfer Agency Agreement

         Alliance Fund Services, Inc., an indirect wholly-owned subsidiary of the Adviser, receives a transfer agency fee per account holder of the Fund, plus reimbursement for out-of-pocket expenses. For the fiscal year ended September 30, 1995, the Fund paid Alliance Fund Services, Inc. $18,016 for transfer agency services.

Trustees and Officers

         The Trustees and officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Each such Trustee and officer is also a trustee, director or officer of other registered investment companies sponsored by the Adviser. Unless otherwise specified, the address of each of the following persons is 1345 Avenue of the Americas, New York, New York 10105.

Trustees

         JOHN D. CARIFA,**
50, - Chairman of the Trustees, is the President and Chief
Operating Officer and a Director of ACMC, with which he has been associated since prior to 1991.

         RUTH BLOCK, 65, - was formerly Executive Vice President and Chief Insurance Officer of Equitable. She is a Director of Ecolab Incorporated (specialty chemicals) and Amoco Corporation (oil and gas). Her address is Box 4653, Stamford, Connecticut, 06903.

         DAVID H. DIEVLER, 66, was formerly a Senior Vice President of ACMC, with which he was associated since prior to 1991 through 1994. He is currently an independent consultant. His address is P.O. Box 167, Spring Lake, New Jersey, 07762.

         JOHN H. DOBKIN, 53, has been the President of Historic
Hudson Valley (historic preservation) since prior to 1991.  From
1987 to 1992, he was a Director of ACMC.  His address is 105 West
55th Street, New York, New York 10019.


**An "interested person" of the Fund as defined in the investment
  Company Act of 1940.

         WILLIAM H. FOULK, JR., 63, is an investment Advisor and
Independent Consultant.  He was formerly Senior Manager of
Barrett Associates, Inc., a registered investment adviser, since prior to 1991. His address is 2 Hekma Road, Greenwich,
Connecticut 06831.

         DR. JAMES M. HESTER, 71, is President of the Harry Frank Guggenheim Foundation and a Director of Union Carbide Corporation, with which he has been associated since prior to 1991. He was formerly President of New York University, the New York Botanical Garden and Rector of the United Nations University. His address is 45 East 89th Street, New York, New York 10128.

         CLIFFORD L. MICHEL, 56, is a partner in the law firm of Cahill Gordon & Reindel, with which he has been associated since prior to 1991. He is Chief Executive Officer of Wenonah Development Company (investments) and Director of Placer Dome, Inc., and Faber-Castell Corporation (writing products). His address is 80 Pine Street, New York, New York 10005.

         DONALD J. ROBINSON, 61, was formerly a partner at Orrick, Herrington & Sutcliffe and is currently of counsel to that firm. His address is 599 Lexington Avenue, 26th Floor, New
York, New York 10022.

Officers

         JOHN D. CARIFA, Chairman, see Biography above.

         ALDEN M. STEWART, President, 49, has been an Executive
Vice President of ACMC since July 1993. Prior thereto he was associated with ECMC.

         THOMAS J. BARDONG, Vice President, 50, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1991.

         RANDALL E. HAASE, Vice President, 31, has been a Vice
President of ACMC since July, 1993. Prior thereto he was associated with ECMC.

         TIMOTHY D. RICE, Vice President, 28, is a Vice President of ACMC with which he has been associated since prior to 1991.

         PATRICIA J. YOUNG, Vice President, 40, is a Senior Vice President of ACMC, with which she has been associated since March 1992. Previously, she was a Managing Director and Portfolio Manager for Hyperion Capital since March 1991. Prior thereto, she was a Managing Director with Fischer, Francis, Trees & Watts since prior to 1991.

         PAUL A. ULLMAN, Vice President, 37, is a Vice President of ACMC, with which he has been associated since March 1992.
Previously, he was a Director and Portfolio Manager at Hyperion
Capital since prior to 1991.

         EDMUND P. BERGAN, JR., Secretary, 45, is a Senior Vice
President and the General Counsel of Alliance Fund Distributors,
Inc. ("AFD") with which he has been associated since prior to 1991.

         DOMENICK PUGLIESE, Assistant Secretary, 34, is a Vice President and Associate General Counsel of AFD, with which he has been associated since May 1995. Previously, he was Vice President and Counsel of Concord Holding Corporation since 1994, Vice President and Associate General Counsel of Prudential Securities since 1991 and an associate with Battle Fowler since prior to 1991.

         MARK D. GERSTEN, Treasurer and Chief Financial Officer,
44, is a Senior Vice President of Alliance Fund Services, Inc.
("AFS"), with which he has been associated since prior to 1991.

         PATRICK J. FARRELL, Controller, 35, is a Vice President of AFS, with which he has been associated since prior to 1991.

         The aggregate compensation paid by the Fund to each of the Trustees during its fiscal year ended September 30, 1995, the aggregate compensation paid to each of the Trustees during calendar year 1995 by all of the funds to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of registered investment companies in the Alliance Fund Complex with respect to which each of the Trustees serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Trustees is a director or trustee of one or more other registered investment companies in the Alliance Fund Complex.

                                        Total                Total Number of Funds in
                                        Compensation         the Alliance Fund Complex,
                       Aggregate        From the Alliance    Including the Fund, as to
Name of Director       Compensation     Fund Complex,        which the Director is
of the Fund            from the Fund    Including the Fund   a Trustee or Director

John D. Carifa              $-0-           $-0-                        50
Ruth Block                  $5,000         $159,000                    37
David H. Dievler            $5,000         $179,200                    43
John H. Dobkin              $5,000         $117,200                    30
William H. Foulk, Jr.       $5,000         $143,500                    30
Dr. James M. Hester         $5,000         $156,000                    38
Clifford L. Michel          $5,000         $131,500                    37
Donald J. Robinson          $-0-           $24,000                     9


         As of January 12, 1996, the Trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.

































                               17






                PURCHASE AND REDEMPTION OF SHARES



General

         Shares of the Fund are offered at net asset value, without any sales or other charge, on a continuous basis directly by the Fund and Alliance Fund Distributors, Inc., the Fund's
Distributor, acting as agent for the Fund. The minimum for initial investments in a Portfolio is $5,000,000, except that investment management clients of the Adviser or its affiliates may invest in any amount. There is no minimum for subsequent investments.

         Shares of the Portfolio may be purchased only by institutional investors, which for this purpose are persons other than (i) individuals, sole proprietors or professional corporations or (ii) individual retirement plans of the types commonly referred to as Keogh or H.R. 10 plans.

         The net asset value per share of shares of each Portfolio is computed in accordance with the Fund's Agreement and Declaration of Trust and By-Laws, at the next close of regular trading on the New York Stock Exchange (the "Exchange")
(currently 4:00 p.m. New York time) following receipt of a purchase or redemption for shares of that Portfolio, on each Fund business day on which such an order is received and trading in the types of securities in which such Portfolio invests might materially affect the value of its shares. A Fund business day is any weekday exclusive of national holidays on which the Exchange is closed and Good Friday. Net asset value per share of each Portfolio is calculated by adding the market value of all securities held in such Portfolio and other assets, subtracting such Portfolio's liabilities incurred or accrued, and dividing by the number of shares of that Portfolio outstanding.

         The subscriber should use the subscription application found in the back of the Prospectus for its initial investment and enclose with the subscription application a check in the amount of its subscription. Shareholders wishing to purchase additional shares of the Fund should send a check payable to the Fund directly at the address listed on the cover of the Prospectus or this Statement of Additional Information.

         Orders for shares of a Portfolio received by the Fund or by Alliance Fund Distributors, Inc. prior to the close of business of the Exchange on each day the Exchange is open for trading are priced at the net asset value of shares of that


                               18




Portfolio computed as of the close of regular trading on the Exchange on that day. If orders are received after the close of regular trading on the Exchange or on a day on which it is not open for trading, such orders are priced as of the close of regular trading on the Exchange on the next succeeding date on which the Exchange is open for trading. The Fund reserves the right to reject any subscription in its sole discretion or to suspend the sale of its shares to the public in response to market conditions or for other reasons.

         Full and fractional shares are credited to a subscriber's account in the amount of his subscription. As a convenience to the subscriber, and to avoid unnecessary expense to the Fund, certificates representing shares of each of the Portfolios are not issued except upon written request of the shareholder or his authorized selected dealer or selected agent.
This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No share certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

Redemption

         Subject only to the limitations described below, the Fund's Agreement and Declaration of Trust requires that the Fund redeem the shares of each Portfolio as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. There is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption.

         To redeem shares of the Fund for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an institution that is an "eligible guarantor" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

         To redeem shares represented by share certificates, the investor should forward the appropriate share certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed.
The stock assignment form on the reverse side of each share certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or alternatively, a stock power signed in the same manner may be attached to the


                               19




certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.
         The right of redemption shall be exercisable by a tender made by surrendering the appropriate share certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares be represented thereby or a specified portion thereof be redeemed.
The stock assignment form on the reverse side of each share certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to each share certificate or where tender is made by mail, separately mailed to the Fund. All signatures must be guaranteed in the manner described above.

         The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange
Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Securities and Exchange Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practical for the Fund fairly to determine the value of its net assets, or for such other periods as the Securities and Exchange
Commission may by order permit for the protection of security holders of the Fund. Payment of the redemption price will be made in cash.

General

         The Fund reserves the right to close out an account in a Portfolio that through redemption has dropped below $1,000,000 after at least 60 days' written notice to the shareholder unless the balance in such account is increased to at least that amount during such period. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.









                               20






                         NET ASSET VALUE



         The net asset value of each share of beneficial interest of each Portfolio on which the subscription and redemption prices are based is determined by the market value of the securities and other assets owned by that Portfolio less its liabilities. The net asset value of each share of each Portfolio is computed in accordance with the Agreement and Declaration of Trust and By-Laws of the Fund as of the next close of regular trading on the Exchange following receipt of a purchase or redemption order
(and on such other days as the Trustees of the Fund deems necessary in order to comply with Rule 22c-1 under the Investment
Company Act of 1940) by dividing the value, as of such closing, of the net assets of the Portfolio (i.e., the value of the assets of the Portfolio less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares of beneficial interest of such Portfolio then outstanding at such closing. For purposes of this computation, readily marketable portfolio securities listed on the Exchange are valued at the last sale price reflected on the consolidated tape at the close of regular trading on the Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid and asked prices are quoted on such day, then the security is valued by such method as the Trustees of the Fund shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the Exchange but listed on other national securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations,
Inc. ("NASDAQ") National List ("List") are valued in like manner.
Portfolio securities traded on more than one national securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

         Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by the principal market makers. Any security for which the primary market is on an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day.
Options will be valued at market value or fair value if no market exists. Futures contracts will be valued in a like manner, except


                               21




that open futures contracts sales will be valued using the closing settlement price or, in the absence of such a price, the most recently quoted asked price. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trustees of the Fund. However, readily marketable fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair market value of such securities.
The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. U.S. Government
Securities and other debt instruments having 60 days or less remaining until maturity are stated at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original, term to maturity exceeded 60 days (unless in either case the Trustees determine that this method does not represent fair value).

         All other assets of the Fund, including restricted and not readily marketable securities, are valued in such manner as the Trustees of the Fund in good faith deem appropriate to reflect their fair market value.

         For purposes of determining a Portfolio's net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. Dollars at the mean of the bid and asked prices of such currencies against the U.S. Dollar last quoted by a major bank which is a regular participant in the institutional foreign exchange markets or on the basis of a pricing service which takes into account the quotes provided by a number of such major banks.



               DIVIDENDS, DISTRIBUTIONS AND TAXES



         The Growth Portfolio qualified for the fiscal year ended
September 30, 1995 and intends to qualify in the future for tax treatment as a "regulated investment company" under the Internal
Revenue Code of 1986, as amended (the "Code"). Qualification relieves each Portfolio of Federal income tax liability on that part of its net ordinary income and net realized capital gains which it pays out to its shareholders. Such qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements a Portfolio must meet to qualify for such treatment. The


                               22




information set forth in the Prospectus and the following discussion relate solely to the U.S. Federal income taxes on dividends and distributions by a Portfolio and assumes that each Portfolio qualifies as a regulated investment company. Investors should consult their own counsel for further details, including their possible entitlement to foreign tax credits that might be "passed through" to them under the rules described below, and the application of state and local tax laws to his or her particular situation.

         Each Portfolio intends to declare and distribute dividends in the amounts and at the times necessary to avoid the application of the 4% Federal excise tax imposed on certain undistributed income of regulated investment companies. A
Portfolio will be required to pay the 4% excise tax to the extent it does not distribute to its shareholders during any calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the twelve months ended October 31 of such year, and any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by a Portfolio that is subject to corporate income tax will be considered to have been distributed by the Portfolio by year-end. Certain distributions of the Portfolio which are paid in January of a given year but are declared in the prior October, November or December to shareholders of record as of a specified date during such a month may be treated as having been distributed in December and will be taxable to shareholders as if received in December.

         Dividends of net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income. The amount of dividends and distributions paid by a Portfolio that is eligible for the dividends-received deduction for corporations is limited to the amount of qualifying dividends actually received by the Portfolio. A corporation's dividends-received deduction will be disallowed unless the corporation holds shares in the Fund at least 46 days. Furthermore, provisions of the tax law disallow the dividends-received deduction to the extent a corporation's investment in shares of the Fund is financed with indebtedness.
In view of the Growth Portfolio's investment policies, it is expected that dividends from domestic corporations will be a significant part of the investment income of the Portfolio and, accordingly, that a significant part of the dividends and distributions by that Portfolio will be eligible for the dividends-received deduction; however, this is largely dependent on the Portfolio's investment activities, and accordingly cannot be predicted with certainty. Since the Short-Term Global Income
Portfolio expects to derive substantially all of its gross income
(exclusive of capital gains) from sources other than dividends,


                               23




it is expected that none of such Portfolio's dividends or distributions will qualify for the dividends-received deduction for corporations.

         The excess of net long-term capital gains over the net short-term capital losses realized and distributed by a Portfolio to its shareholders will be taxable to the shareholders as long-term capital gains, irrespective of the length of time a shareholder may have held his Portfolio shares.Any dividend or distribution received by a shareholder on shares of a portfolio will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution.
Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to the shareholder as described above. If a shareholder has held shares in the Portfolio for six months or less and during that period has received a distribution taxable to the shareholder as a long-term capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution.

         Dividends and distributions are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of a Portfolio.

         A Portfolio generally will be required to withhold tax at the rate of 31% with respect to distributions of net ordinary income and net realized capital gains payable to a noncorporate shareholder unless the shareholder certifies on his subscription application that the social security or taxpayer identification number provided is correct and that the shareholder has not been notified by the Internal Revenue Service that he is subject to backup withholding.

         Currency Fluctuations - "Section 988" Gains or Losses.
Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses,


                               24




increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Because section 988 losses reduce the amount of ordinary dividends the Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his Fund shares. To the extent that such distributions exceed such shareholder's basis, each distribution will be treated as a gain from the sale of shares.

         Options, Futures and Forward Contracts. Certain listed options, regulated futures contracts, and forward foreign currency contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year.
Gain or loss realized by the Fund on section 1256 contracts other than forward foreign currency contracts will be considered 60% long-term and 40% short-term capital gain or loss. Gain or loss realized by the Fund on forward foreign currency contracts will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

         The Treasury Department has the authority to issue regulations that would permit or require the Fund either to integrate a foreign currency hedging transaction with the investment that is hedged and treat the two as a single transaction, or otherwise to treat the hedging transaction in a manner that is consistent with the hedged investment. The regulations issued under this authority generally should not apply to the type of hedging transactions in which the Fund intends to engage.

         With respect to equity options or options traded over-the-counter or on certain foreign exchanges, gain or loss realized by the Fund upon the lapse or sale of such options held by the Fund will be either long-term or short-term capital gain or loss depending upon the Fund's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by the Fund will be treated as short-term capital gain or loss. In general, if the


                               25




Fund exercises an option, or an option that the Fund has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

         Gain or loss realized by the Fund on the lapse or sale of put and call options on foreign currencies which are traded over- the-counter or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by the Fund upon termination of an option written by the Fund) from the amount received, if any, for or with respect to the option (including any amount received by the Fund upon termination of an option held by the Fund). In general, if the Fund exercises such an option on a foreign currency, or such an option that the Fund has written is exercised, gain or loss on the option will be recognized in the same manner as if the Fund had sold the option (or paid another person to assume the Fund's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded over-the-counter or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

         Tax Straddles. Any option, futures contract, currency swap, forward foreign currency contract, or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i)loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii)the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv)losses


                               26




recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v)the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. The Treasury Department is authorized to issue regulations providing for the proper treatment of a mixed straddle where at least one position is ordinary and at least one position is capital. No such regulations have yet been issued.
Various elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund all of the offsetting positions of which consist of section 1256 contracts.

Foreign Income Taxes. Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle a Portfolio to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Portfolio's assets to be invested within various countries is not known.

         If more than 50% of the value of a Portfolio's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Portfolio may elect to "pass through" to the Portfolio's shareholders the amount of foreign income taxes paid by the Portfolio. Pursuant to such election, shareholders would be required to: (i) include in gross income, even though not actually received, their respective pro-rata shares of foreign taxes paid by a Portfolio; (ii) treat their pro rata share of such foreign taxes as having been paid by them; and (iii) either deduct their pro-rata share of such foreign taxes in computing their taxable income, or use it as a foreign tax credit against United States federal income taxes
(but not both). No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions. In addition, certain individual shareholders may be subject to rules which limit or reduce their ability to fully deduct their pro rata share of the foreign taxes paid by the Portfolio.

Taxation of Foreign Shareholders. The foregoing discussion relates only to U.S. Federal income tax law as it affects shareholders who are U.S. residents or U.S. corporations. The effects of Federal income tax law on shareholders who are non-resident aliens or foreign corporations may be substantially different. Foreign investors should consult their counsel for further information as to the U.S. tax consequences of receipt of income from the Portfolio.



                               27






                     PORTFOLIO TRANSACTIONS



         Neither the Fund nor the Adviser has entered into agreements or understandings with any brokers or dealers regarding the placement of securities transactions because of research or statistical services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Fund. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

         The investment information provided to the Adviser is of the type described in Section 28(e)(3) of the Securities Exchange
Act of 1934 and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research and statistical services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client accounts but not all such services may be utilized by the Adviser in connection with the Fund.

         The Fund will deal in some instances in equity securities which are not listed on a national stock exchange but are traded in the over-the-counter market. In addition, most transactions for the Short-Term Global Income Portfolio are executed in the over-the-counter market. Where transactions are executed in the over-the-counter market, the Fund will seek to deal with the primary market makers, but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Fund will attempt to negotiate best execution.

         The Fund may from time to time place orders for the purchase or sale of securities with Donaldson, Lufkin & Jenrette
Securities Corporation ("DLJ"), an affiliate of the Adviser, and with brokers which may have their transactions cleared or settled, or both, by the Pershing Division of DLJ. With respect to orders placed with DLJ for execution on a national securities exchange, commissions received must conform to Section
17(e)(2)(A) of the Investment Company Act of 1940 and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such


                               28




registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

         During the fiscal years ended September 30, 1993, 1994 and 1995, the Growth Portfolio (which was then the Fund's only
Portfolio with assets to invest) incurred brokerage commissions amounting in the aggregate to $318,525, $410,203, and $470,250.
During the fiscal years ended September 30, 1993, 1994 and 1995, brokerage commissions amounting in the aggregate to $2,965, $5,625 and $6,616, respectively, were paid to DLJ and brokerage commissions amounting in the aggregate to $5,302, $-0- and $-0-, respectively, were paid to brokers utilizing the Pershing
Division of DLJ. During the fiscal year ended September 30, 1995, the brokerage commissions paid to DLJ constituted 1.41% of the Growth Portfolio's aggregate brokerage commissions and the brokerage commissions paid to brokers utilizing the Pershing
Division of DLJ constituted -0-% of the Growth Portfolio's aggregate brokerage commissions. During the fiscal year ended
September 30, 1995, of the Growth Portfolio's aggregate dollar amount of brokerage transactions involving the payment of commissions, .46% were effected through DLJ and -0-% were effected through brokers utilizing the Pershing Division of DLJ.

         During the fiscal year ended September 30, 1995, transactions in portfolio securities of the Growth Portfolio aggregating $338,047,611 with associated brokerage commissions of approximately $470,250 were allocated to persons or firms supplying research services to the Growth Portfolio or the Adviser.

         For the fiscal years ended September 30, 1994 and 1995, the annual portfolio turnover rates of securities of the Growth
Portfolio, which was then the Fund's only Portfolio in operation, were 116% and 159%, respectively.




                       GENERAL INFORMATION



Capitalization

         All shares of the Fund when duly issued will be fully paid and non-assessable. The Trustees are authorized to reclassify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to


                               29




establish one or more additional Portfolios with different investment objectives, policies or restrictions, may create additional series of shares. Any issuance of shares of such additional series would be governed by the Investment Company Act of 1940, as amended, and the laws of the Commonwealth of Massachusetts.

         Certain procedures for the removal by shareholders of the Trustees of the Fund, similar to those set forth in Section l6(c) of the Investment Company Act of l940, are available to shareholders of the Fund.

         At January 12, 1996 there were 4,636,675 shares of the Growth Portfolio outstanding. Set forth below is certain information as to all persons who owned of record or beneficially
5% or more of the Growth Portfolio's outstanding shares at January 12, 1996.

                                       No. of                % of
         Name and Address              Shares               Class

         Kane & Co.                      237,245                5
         A/C Hoffman-La Roche P93176
         Chase Manhattan Bank NA
         ATTN: Kathleen O'Conner
         Chase Manhatten Metrotech
         Mew York, NY  11245

         Ortho & Company Trust Dept    2,982,628               64
         Ford General Retirement Plan
         C/O Comercia Bank
         Mutual Funds Unit/MC 3446
         P.O. Box 75000
         Detroit, MI  48275-3446

         General Mills A/C# TKO2         289,063                6
         State Street Bank & Trust
         ATTN: Philip Daukas
         Master Trust Division W6C
         P.O. Box 1992
         Boston, Mass.  02105-1992

         3M Co.                          643,552               13
         c/o Boston Safe Deposit & Trust
         Attn:  Hannah Buxbaum, Admin
         ITD Division 5th Floor
         31 St. James Avenue
         Park Square Building
         Boston, MA 02116




                               30




         Each of the foregoing shareholders, as well as certain additional shareholders of the Fund, are discretionary managed accounts of the Fund's Adviser, which thereby exercised investment discretion at January 12, 1996 with respect to an aggregate of 4,306,109 shares, representing approximately 93% of all outstanding shares as of that date.

Counsel and Independent Auditors

         Legal matters in connection with the issuance of the shares of beneficial interest offered hereby are passed upon by Seward & Kissel, One Battery Park Plaza, New York, New York l0004.

         Ernst & Young LLP, 787 Seventh Avenue, New York, New
York l0019, has been appointed as independent auditors for the Fund.

Performance Information

         From time to time, the Fund advertises the "yield" of the Short-Term Global Income Portfolio and the "total return" of each Portfolio. The Short-Term Global Income Portfolio's yield for any 30-day (or one-month) period is computed by dividing the net investment income per share earned during such period by the net asset value per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Securities and Exchange Commission which provides for compounding on a semi-annual basis. Such
Portfolio may also advertise in items of sales literature an "actual distribution rate" which is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share.

         Advertisements of each Portfolio's average annual compounded total return for recent one, five and ten year periods, in the case of the Growth Portfolio, and in the case of the Short-Term Global Income Portfolio, the period since inception. A Portfolio's total return for each such period is computed, through the use of a formula prescribed by the Securities and Exchange Commission, by finding the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of a Portfolio are assumed to have been reinvested when paid.

         The Growth Portfolio's average annual compounded total return for the year ended September 30, 1995 was 30.90%, for the



                               31




five years ended September 30, 1995 was 15.40% and for the ten years ended September 30, 1995 was 12.60%.

         A Portfolio's total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities held by a Portfolio and the Portfolio's expenses. An investor's principal invested in a Portfolio is not fixed and will fluctuate in response to prevailing market conditions.

         Advertisements quoting performance rankings of a Portfolio as measured by financial publications or by independent organizations such as Lipper Analytical Services, Inc., and advertisements presenting the historical record of payments of income dividends by a Portfolio may also from time to time be sent to investors or placed in newspapers, magazines or other media on behalf of the Fund.

Additional Information

         This Statement of Additional Information does not contain all the information set forth in the Registration
Statement filed by the Fund with the Securities and Exchange
Commission under the Securities Act of l933. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.


























                               32





PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1995           FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
_______________________________________________________________________________

COMPANY                                          SHARES        VALUE
----------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-90.1%
CONSUMER PRODUCTS & SERVICES-26.4%
AIRLINES-4.5%
Alaska Air Group, Inc.*                         135,400    $ 2,115,625
America West Airlines, Inc.*                     76,000      1,178,000
Mesa Airlines, Inc.*                            106,900      1,089,044
USAir Group, Inc.*                              116,400      1,338,600
                                                             5,721,269

APPAREL-2.3%
Jones Apparel Group, Inc.*                       29,000      1,033,125
Nautica Enterprises, Inc.*                       57,625      1,973,656
                                                             3,006,781

BROADCASTING & CABLE-2.8%
Cablevision Systems Corp. Cl.A*                  17,500      1,043,437
CD Radio, Inc.*                                  87,900        357,094
Infinity Broadcasting Corp. Cl.A*                57,500      1,883,125
Valuevision International, Inc.*                 58,900        346,038
                                                             3,629,694

COSMETICS-1.0%
Jean Phillippe Fragrances, Inc.*                124,000      1,302,000

ENTERTAINMENT & LEISURE-1.0%
Heritage Media Corp.*                            40,500      1,220,063

REAL ESTATE-0.5%
Summit Properties, Inc.                          35,200        664,400

RESTAURANTS & LODGING-4.3%
HFS, Inc.*                                       34,000      1,780,750
Host Marriott Corp.*                            150,400      1,861,200
La Quinta Inns, Inc.                             42,300      1,184,400
Red Lion Hotels, Inc.*                           33,700        707,700
                                                             5,534,050

RETAILING-9.2%
Bed Bath & Beyond, Inc.*                         56,000      1,708,000
Corporate Express, Inc.*                         51,800      1,262,625
Industrie Natuzzi S.p.A. (ADR)(a)                57,900      2,062,687
Musicland Stores, Inc.*                          85,500        726,750
Nine West Group, Inc.*                          109,200      4,968,600
Staples, Inc.*                                   36,600      1,033,950
                                                            11,762,612

OTHER-0.8%
Robert Mondavi Corp. Cl.A*                       38,000        969,000
                                                            33,809,869

TECHNOLOGY-25.1%
COMMUNICATIONS EQUIPMENT-4.1%
Ascend Communications, Inc*                       8,000        640,000
Dionex Corp.*                                    24,900      1,301,025
Orion Network Systems, Inc.*                    166,667      2,000,004
Scientific-Atlanta, Inc.                         39,000        658,125
Stratacom, Inc.*                                 11,000        607,750
                                                             5,206,904

COMPUTER PERIPHERALS-2.7%
Komag, Inc.*                                     23,500      1,536,312
Lam Research Corp.*                              10,500        627,375
Quantum Corp.*                                   32,700        715,313
Read-Rite Corp.*                                 15,500        565,750
                                                             3,444,750

COMPUTER SOFTWARE & SERVICES-6.4%
Cadence Design Systems, Inc.*                    22,000        863,500
Checkfree Corp.*                                 10,100        202,000
Computer Management Sciences, Inc.*               2,600         44,200
Hummingbird Communications, Ltd.*                27,900      1,039,275
Informix Corp.*                                  92,600      3,009,500
Intersolv, Inc.*                                 44,200        889,525


4



                             FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
_______________________________________________________________________________

COMPANY                                          SHARES        VALUE
----------------------------------------------------------------------
Mentor Graphics Corp.*                           38,600    $   805,775
Symantec Corp.*                                  33,700      1,011,000
Wang Labs, Inc.*                                 23,700        376,238
                                                             8,241,013

ELECTRONICS-0.7%
Kemet Corp.*                                     27,600        945,300

TELECOMMUNICATIONS-11.2%
Adtran, Inc.*                                    16,400        569,900
Glenayre Technologies, Inc.*                      9,450        680,400
Millicom International Cellular, S.A.*           87,900      2,823,788
Ortel Corp.*                                     58,200        814,800
Telephone and Data Systems, Inc.                102,100      4,288,200
Tellabs, Inc.*                                   14,900        627,662
United States Cellular Corp.*                    81,600      2,978,400
Vanguard Cellular Systems, Inc.*                 59,800      1,532,375
                                                            14,315,525
                                                            32,153,492


HEALTH CARE-14.3%
BIOTECHNOLOGY-1.3%
Centocor, Inc.*                                  44,900        488,288
Cephalon, Inc.*                                  26,950        741,125
MedImmune, Inc.*                                 42,600        473,925
                                                             1,703,338

DRUGS, HOSPITAL SUPPLIES & MEDICAL SERVICES-13.0%
Apria Healthcare Group, Inc.*                    59,060      1,461,735
Community Health Systems, Inc.*                  68,100      2,749,537
Healthwise of America, Inc.*                    109,800      3,074,400
Manor Care, Inc.                                 25,600        870,400
Medcath, Inc.*                                   79,200      1,465,200
Physician Reliance Network, Inc.*                67,300      2,490,100
Sun Healthcare Group, Inc.*                     166,000     $2,137,250
Surgical Care Affiliates, Inc.                   66,500      1,546,125
Ventritex, Inc.*                                 40,200        864,300
                                                            16,659,047
                                                            18,362,385


ENERGY-11.3%
OIL & GAS SERVICES-9.7%
Arethusa, Ltd.                                   83,400      1,720,125
BJ Services Co.*                                 37,500        946,875
Global Marine, Inc.*                            370,900      2,642,662
Noble Drilling Corp.*                           197,400      1,529,850
Reading & Bates Corp.*                          317,100      3,805,200
Rowan Cos., Inc.*                               235,700      1,767,750
                                                            12,412,462

OTHER-1.6%
Diamond Shamrock, Inc.                           81,100      1,997,088
                                                            14,409,550


BASIC INDUSTRIES-6.3%
AIR FREIGHT-1.0%
Pittston Services Group                          47,900      1,299,288

ELECTRONICS-1.4%
AVX Corp.                                        49,000      1,641,500
Zycon Corp.*                                     15,400        188,650
                                                             1,830,150

ENVIRONMENTAL CONTROL-1.3%
USA Waste Services, Inc.*                        83,400      1,626,300

MACHINERY-0.8%
JLG Industries, Inc.                             21,700        976,500

SURFACE TRANSPORTATION & SHIPPING-1.8%
Xtra Corp.                                       52,500      2,329,687
                                                             8,061,925


FINANCIAL SERVICES-6.0%
BANKING-1.0%
First USA, Inc.                                  24,000      1,302,000

INSURANCE-4.4%
National Re Corp.                                44,700      1,581,262
PXRE Corp.                                       22,200        604,950


5



PORTFOLIO OF INVESTMENTS
(CONTINUED)                  FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
_______________________________________________________________________________

COMPANY                                          SHARES        VALUE
----------------------------------------------------------------------
Roosevelt Financial Group, Inc.                  48,300    $   851,288
Twentieth Century Industries, Inc.*             171,500      2,636,812
                                                             5,674,312

OTHER-0.6%
Union Acceptance Corp.*                          39,200        735,000
                                                             7,711,312


RESTRICTED SECURITIES & PRIVATE PLACEMENTS-0.7%
Menlo Ventures III, A Limited
  Partnership*(b)                             1,000,000        285,000
Oak Investment Partners III*(b)               2,000,000        420,000
Oscco II, A Limited Partnership*(b)             750,000         75,750
RCS II, A Limited Partnership*(b)             1,000,000         73,200
                                                               853,950


                                               PRINCIPAL
                                                 AMOUNT
COMPANY                                           (000)        VALUE
----------------------------------------------------------------------
Total Common Stocks & Other Investments
  (cost $97,174,247)                                      $115,362,483

CORPORATE BONDS-0.6%
COMMUNICATION & EQUIPMENT-0.6%
  Intelcom Group, Inc. 8.00%,9/17/98(b)(c)
  (cost $908,620)                               $   922        790,326

SHORT-TERM DEBT SECURITIES-10.2%
Federal Home Loan Mortgage Corp.
  6.30%, 10/02/95
  (amortized cost $13,097,707)                   13,100     13,097,707

TOTAL INVESTMENTS-100.9%
  (cost $111,180,574)                                      129,250,516
Other assets less liabilities-(0.9%)                        (1,115,598)

NET ASSETS-100%                                           $128,134,918


*    Non-income producing security.
(a)  Country of origin-Italy.
(b)  Illiquid security, valued at fair value (see Notes A & D).
(c)  Interest on this bond is paid-in-kind.
     Glossary:
     ADR - American Depository Receipt.
     See notes to financial statements.


6



STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1995           FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $111,180,574)          $129,250,516
  Cash                                                                   60,498
  Receivable for investment securities sold                             323,250
  Receivable for shares of beneficial interest sold                     153,387
  Dividends and interest receivable                                      20,917
  Total assets                                                      129,808,568

LIABILITIES
  Payable for investment securities purchased                         1,334,941
  Advisory fee payable                                                  240,253
  Accrued expenses                                                       98,456
  Total liabilities                                                   1,673,650

NET ASSETS (equivalent to $32.90 per share, based on 3,
  895,232 shares of beneficial interest outstanding)               $128,134,918

COMPOSITION OF NET ASSETS
  Shares of beneficial interest, at par                                 $38,952
  Additional paid-in capital                                         89,230,462
  Accumulated undistributed net realized gain                        20,795,562
  Net unrealized appreciation of investments                         18,069,942
                                                                   $128,134,918

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE                 $32.90


See notes to financial statements.


7



STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1995
FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                              $464,409
  Dividends (net of foreign taxes withheld of $1,106)    452,155      $916,564

EXPENSES
  Advisory fee                                           833,866
  Administrative                                         117,759
  Custodian                                               77,339
  Audit and legal                                         74,803
  Trustees' fees                                          33,500
  Transfer agency                                         22,086
  Printing                                                11,846
  Registration                                             6,830
  Miscellaneous                                           19,627
  Total expenses                                                     1,197,656
  Net investment loss                                                 (281,092)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments                                  20,853,916
  Net change in unrealized appreciation of investments               9,662,236
  Net gain on investments                                           30,516,152

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $30,235,060



STATEMENTS OF CHANGES IN NET ASSETS
_______________________________________________________________________________

                                                     YEAR ENDED    YEAR ENDED
                                                      SEP. 30,       SEP. 30,
                                                        1995           1994
                                                   -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment loss                              $   (281,092)  $   (534,084)
  Net realized gain on investments                   20,853,916     15,291,318
  Net change in unrealized appreciation of
    investments                                       9,662,236    (20,782,350)
  Net increase (decrease) in net assets
    from operations                                  30,235,060     (6,025,116)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain on investments                  (15,581,382)      (971,941)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
  Net increase (decrease)                             7,046,188    (25,499,920)
  Total increase (decrease)                          21,699,866    (32,496,977)

NET ASSETS
  Beginning of year                                 106,435,052    138,932,029
  End of year                                      $128,134,918   $106,435,052


See notes to financial statements.


8



NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1995           FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Fiduciary Management Associates - Growth Portfolio (the 'Fund') is registered under the Investment Company Act of 1940, as a diversified, open-end investment company. The Fund was organized as a Massachusetts business trust on March 12, 1986. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on national securities exchanges are valued at the last reported sales price, or, if no sale occurred, at the mean of the bid and ask price at the regular close of the New York Stock Exchange. Over-the-counter securities not traded on national securities exchanges are valued at the mean of the closing bid and asked price. Securities which mature in 60 days or less are valued at amortized cost which approximates market value. Securities for which current market quotations are not readily available (including investments which are subject to limitations as to their sale) are valued at their fair value as determined in good faith by the Board of Trustees. In determining fair value, consideration is given to cost, operating, and other financial data.

2. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. INVESTMENT INCOME AND SECURITY TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Security transactions are accounted for on the date securities are purchased or sold. Security gains and losses are determined on the identified cost basis.

4. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.

5. RECLASSIFICATION OF NET ASSETS
As the Fund may not utilize net investment losses in future periods for tax purposes, the Fund reclassified net investment losses of $281,092 to additional paid-in capital at September 30, 1995. This reclassification had no effect on net assets.

NOTE B: ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance
Capital Management L.P. (the 'Adviser'), an advisory fee at a quarterly rate equal to .1875 of 1% (approximately .75 of 1% on an annual basis) of the net assets of the Fund valued on the last business day of the previous quarter. The
Adviser has agreed, under the terms of the Investment Advisory Agreement, to reimburse the Fund to the extent that its aggregate expenses (excluding interest, taxes, brokerage and extraordinary expenses) exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. The
Fund believes that the most restrictive expense limitation imposed by any state is 2.5% of the first $30 million of its average daily net assets, 2% of the next $70 million of its average daily net assets and 1.5% of its average daily net assets in excess of $100 million. No reimbursement was required for the year ended September 30, 1995. Pursuant to the advisory agreement, the Fund paid $117,759 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended
September 30, 1995.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $18,016 for the year ended
September 30, 1995.

Brokerage commissions paid on securities transactions for the year ended
September 30, 1995 amounted to $470,250, of which $6,616 was paid to affiliated brokers.


9



NOTES TO FINANCIAL STATEMENTS
(CONTINUED)                  FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
_______________________________________________________________________________

NOTE C: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments) aggregated $162,364,199 and $175,683,412, respectively, for the year ended
September 30, 1995. At September 30, 1995, the cost of securities for federal income tax purposes was $111,461,239. Accordingly, gross unrealized appreciation of investments was $23,396,722 and gross unrealized depreciation of investments was $5,607,445 resulting in net unrealized appreciation of $17,789,277.


NOTE D: ILLIQUID SECURITIES

                                                             DATE
                                               ACQUIRED      COST       VALUE
                                               --------  ----------  ----------
Intelcom Group, Inc., 8%, 9/17/98               9/16/93  $  908,620  $  790,326
Menlo Ventures III, A Limited Partnership       7/28/83     482,157     285,000
Oak Investment Partners III                     9/28/83   1,510,517     420,000
Oscco II, A Limited Partnership                 2/16/84     663,779      75,750
RCS II, A Limited Partnership                  12/29/82     147,462      73,200
                                                         ----------  ----------
                                                         $3,712,535  $1,644,276


The securities shown above are restricted as to sale and have been valued at fair value in accordance with procedures described in Note A.
The value of these securities at September 30, 1995 represents 1.28% of net assets.

NOTE E: SHARES OF BENEFICIAL INTEREST
There is an unlimited number of $0.01 par value shares of beneficial interest authorized. Transactions in shares were as follows:

                                    SHARES                     AMOUNT
                          ------------------------  ---------------------------
                          YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED
                            SEP. 30,      SEP. 30,      SEP. 30,       SEP. 30,
                              1995          1994          1995           1994
                          ----------  ------------  ------------  -------------
Shares sold                 673,646         2,099   $15,835,914   $     60,000
Shares issued in
reinvestment of
  distributions                  -0-       30,620            -0-       947,370
Shares redeemed            (332,821)     (918,537)   (8,789,726)   (26,507,290)
Net increase (decrease)     340,825      (885,818)  $ 7,046,188   $(25,499,920)


10



FINANCIAL HIGHLIGHTS         FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
YEAR


                                                                                  YEAR ENDED SEPTEMBER 30,
                                                              ---------------------------------------------------------
                                                                  1995        1994        1993        1992        1991
                                                              ----------  ----------  ----------  ----------  ----------
Net asset value, beginning of year                              $29.94      $31.29      $27.41      $30.93      $23.09

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                                      (.07)       (.20)       (.10)       (.07)        .07
Net realized and unrealized gain (loss) on investments            7.51        (.93)       7.29       (2.24)       8.28
Net increase (decrease) in net asset value from operations        7.44       (1.13)       7.19       (2.31)       8.35

LESS: DISTRIBUTIONS
Dividends from net investment income                                -0-         -0-         -0-       (.07)       (.10)
Distributions from net realized gains                            (4.48)       (.22)      (3.31)      (1.14)       (.41)
Total dividends and distributions                                (4.48)       (.22)      (3.31)      (1.21)       (.51)
Net asset value, end of year                                    $32.90      $29.94      $31.29      $27.41      $30.93

TOTAL RETURN
Total investment return based on net asset value (a)             30.94%      (3.63)%     27.79%      (7.52)%     37.03%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                       $128,135    $106,435    $138,932    $129,188    $182,538
Ratio of expenses to average net assets                           1.11%        .98%        .97%        .92%        .96%
Ratio of net investment income (loss) to average net assets       (.26)%      (.42)%      (.31)%      (.19)%.       25%
Portfolio turnover rate                                            159%        116%        100%        122%        102%


(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.


11



REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS         FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES FIDUCIARY MANAGEMENT
ASSOCIATES-GROWTH PORTFOLIO

We have audited the accompanying statement of assets and liabilities of Fiduciary Management Associates-Growth Portfolio (the sole portfolio of Fiduciary Management Associates), including the portfolio of investments, as of September 30 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fiduciary Management Associates-Growth Portfolio at September 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

New York, New York
November 3, 1995

                           APPENDIX A

                   DESCRIPTION OF OBLIGATIONS
             ISSUED OR GUARANTEED BY U.S. GOVERNMENT
                  AGENCIES OR INSTRUMENTALITIES

         Federal Farm Credit System Notes and Bonds--are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. Government. These bonds are not guaranteed by the U.S. Government.

         Maritime Administration Bonds--are bonds issued and provided by the Department of Transportation of the U.S.
Government and are guaranteed by the U.S. Government.

         FHA Debentures--are debentures issued by the Federal Housing Administration of the U.S. Government and are guaranteed by the U.S. Government.

         GNMA Certificates--are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration.

         FHLMC Bonds--are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation.

         FNMA Bonds--are bonds issued and guaranteed by the Federal National Mortgage Association.

         Federal Home Loan Bank Notes and Bonds--are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. Government.

         Student Loan Marketing Association ("Sallie Mae") Notes and Bonds--are notes and bonds issued by the Student Loan
Marketing Association.

         Although this list includes a description of the primary types of U.S. Government agency or instrumentality obligations in which the Fund intends to invest, the Fund may invest in obligations of U.S. Government agencies or instrumentalities other than those listed above.

                           APPENDIX B

                BOND AND COMMERCIAL PAPER RATINGS


Standard & Poor's Bond Ratings

         A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than a debt of a higher rated category.

         The ratings from "AA" and "A" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Bond Ratings

         Excerpts from Moody's description of its corporate bond ratings: Aaa - judged to be the best quality, carry the smallest degree of investment risk; Aa - judged to be of high quality by all standards; A - possess many favorable investment attributes and are to be considered as higher medium grade obligations; Baa
- considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.

Fitch Investors Service Bond Ratings

         AAA. Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

         AA. Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien--in many cases directly following an AAA security--or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to ratings by the lesser financial power of the enterprise and more local type of market.

         A. A securities are strong investments and in many cases of highly active market, but are not so heavily protected as the two upper classes or possibly are of similar security but less quickly salable. As a class they are more sensitive in standing and market to material changes in current earnings of the company. With favoring conditions such securities are likely to work into a high rating, but in occasional instances changes cause the rating to be lowered.

Standard & Poor's Commercial Paper Ratings

         A is the highest commercial paper rating category utilized by S&P, which uses the number 1+, l, 2 and 3 to denote relative strength within its A classification. Commercial paper issues rated A by S&P have the following characteristics:
Liquidity ratios are better than industry average. Long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well- established industry and has superior management.

Moody's Commercial Paper Ratings

         Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:
Leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short- term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Fitch-1, Fitch-2, Duff 1 and Duff 2 Commercial Paper Ratings

         Commercial paper rated "Fitch-1" is considered to be the highest grade paper and is regarded as having the strongest degree of assurance for timely payment. "Fitch-2" is considered very good grade paper and reflects an assurance of timely payment only slightly less in degree than the strangest issue.

         Commercial paper issues rated "Duff 1" by Duff & Phelps, Inc. have the following characteristics: very high certainty of timely payment, excellent liquidity factors supported by strong fundamental protection factors, and risk factors which are very small. Issues rated "Duff 2" have a good certainty of timely payment, sound liquidity factors and company fundamentals, small risk factors, and good access to capital markets.

                           APPENDIX C

            FUTURES CONTRACTS AND OPTIONS ON FUTURES
                CONTRACTS AND FOREIGN CURRENCIES

Futures Contracts

         The Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices including any index of U.S. Government Securities, foreign government securities or corporate debt securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Portfolio will enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. The Portfolio may also enter into futures contracts which are based on bonds issued by entities other than the U.S. government.

         At the same time a futures contract is purchased or sold, the Portfolio must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial, deposit would be approximately 1 1/2%-5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contracts value.

         At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

         Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Portfolio will incur brokerage fees when it purchases or sells futures contracts.

         The purpose of the acquisition or sale of a futures contract, in the case of the portfolio, which holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currency. For example, if interest rates were expected to increase, the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Portfolio to maintain a defensive position without having to sell its portfolio securities.

         Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. To the extent the Portfolio enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash, cash equivalents or high quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

         The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.

         In addition, futures contracts entail risks. Although the Fund believes, that use of such contracts will benefit the Portfolio, if the Adviser's investment judgment about the general direction of interest rates is incorrect, the Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if the Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts

         The Portfolio intends to purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Portfolio may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

         The amount of risk the Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Options on Foreign Currencies

         The Portfolio may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated the Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         The Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, where the Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

         The Portfolio intends to write covered call options on foreign currencies. A call option written on a foreign currency by the Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash, U.S. Government Securities and other high quality liquid debt securities in a segregated account with its Custodian.

         The Portfolio also intends to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio collateralizes the option by maintaining in a segregated account with the Custodian, cash or U.S. government securities or other high quality liquid debt securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.


Additional Risks of Options on Futures Contracts, Forward
Contracts and Options on Foreign Currencies

         Unlike transactions entered into by the Portfolio in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market- makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

         In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data, on which to make trading decisions, (iii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.



















































                               C-8
00250061.AD2

(LOGO)                       ALLIANCE ARM FUND FOR FINANCIAL
                                INSTITUTIONS


P.O. Box 1520, Secaucus, New Jersey  07096-1520
Toll Free (800) 221-5672
For Literature: Toll Free (800) 227-4618

_________________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION

                        February 1, 1996

_________________________________________________________________

This Statement of Additional Information is not a prospectus and should be read in conjunction with the current Prospectus for the Alliance ARM Fund for Financial Institutions Portfolio of Fiduciary Management Associates dated February 1, 1996. Copies of such Prospectuses may be obtained by contacting Alliance Fund Services, Inc. at the address or telephone number shown above.

                        TABLE OF CONTENTS

                                                             Page

Investment Objective, Policies and Restrictions

Management of the Fund

Purchase and Redemption of Shares

Net Asset Value

Dividends, Distributions and Taxes

General Information

Appendix A (Bond and Commercial Paper Ratings)                A-1

Appendix B (Futures Contracts and Options on Futures
     Contracts)                                               B-1


________________________

R: This registered service mark used under license from the owner, Alliance Capital Management L.P.

_________________________________________________________________

         INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS
_________________________________________________________________

         Alliance ARM Fund for Financial Institutions (the "ARM Fund") seeks the highest level of current income, consistent with low volatility of net asset value, that is available from a portfolio of adjustable rate mortgage securities of the highest quality. The ARM Fund's investment portfolio is structured to achieve an effective duration of one year or less.

         The ARM Fund invests primarily in "securities backed by or representing an interest in mortgages on domestic residential housing or manufactured housing" meeting the definition of such assets for purposes of the qualified thrift lender ("QTL") test under the current regulations of the Office of Thrift Supervision of the Department of the Treasury ("OTS Regulations"). Pending any revisions of the current OTS Regulations, the ARM Fund expects that absent extraordinary market developments, at least 65% of its assets will qualify for QTL purposes for savings associations, although actual percentages may be higher. In addition, the ARM Fund will not purchase any securities having a risk-based weighting in excess of 20% under the current risk-based capital regulations established by the OTS. Furthermore, the ARM Fund's risk-based weighting for banks, under current Federal regulations of the appropriate regulatory agencies, will not exceed 50%. In addition, the ARM Fund does not intend to invest in securities defined as "high risk" under guidelines issued by the Federal Financial Institutions Examination Council.

         Alliance Capital Management L.P., the ARM Fund's investment adviser, (the "Adviser") will monitor continuously the ratings of securities held by the ARM Fund and the creditworthiness of their issuers. For a description of the ratings used by Standard & Poor's Ratings Services and Moody's
Investors Service, Inc., see Appendix A.



         The following investment policies and restrictions of the ARM Fund supplement, and should be read in conjunction with, the information regarding the investment objective, policies and
restrictions set forth in its Prospectus.   The following
investment policies and restrictions do not apply to the other portfolios of Fiduciary Management Associates (the "Fund"), and information regarding these portfolios is set forth in a separate Prospectus and Statement of Additional Information. Except as otherwise noted, the investment policies of the ARM Fund are not designated "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), and may be changed by the Fund's Trustees without the approval of a majority of the outstanding voting securities, as defined under "Investment Restrictions", below. However, the ARM Fund will not change its investment policies without contemporaneous written notice to the shareholders.

Pass-Through Mortgage-Related Securities--General. Pass-through mortgage-related securities ("pass-through securities") represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The cash flow from the mortgages is "passed through" to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, pass-through securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments adversely impact yields for pass-through securities purchased at a premium (i.e., a price in excess of the principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. The ARM Fund may purchase pass-through securities at a premium or at a discount.

         Since the inception of the pass-through security in 1970, the market for these securities has expanded considerably. The size of the primary issuance market and active participation in the secondary market by securities dealers and many types of investors makes government and government-related pass-through pools highly liquid. Private conventional pools of mortgages (pooled by commercial banks, savings and loans institutions and others, with no relationship with government and government-related entities) have also achieved broad market acceptance and consequently an active secondary market has emerged. However, the market for conventional pools is smaller and less liquid than the market for the government and government-related mortgage pools. The ARM Fund may purchase some pass-through securities through private placement, in which case only a limited secondary market exists, and the security may be considered illiquid and therefore subject to the investment policy for illiquid securities described below.

Government Agency Pass-Through Mortgage-Related Securities. Mortgages backing the mortgage-related securities issued or guaranteed by the United States Government that the ARM Fund may invest in include, among others, conventional thirty-year fixed-rate mortgages, graduated payment mortgages, fifteen-year mortgages and adjustable rate mortgages. All of these mortgages can be used to create pass-through securities. Principal and interest payments on the mortgage-related securities are guaranteed by the United States Government to the extent described below. Such guarantees do not extend to the value or yield of the mortgage-related securities themselves or of the shares of common stock of the ARM Fund.

         The principal governmental (i.e., backed by the full faith and credit of the United States Government) guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). Government-related (i.e., not backed by the full faith and credit of the United States Government) guarantors include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC").

GNMA Certificates. Certificates of GNMA ("GNMA Certificates") are mortgage-related securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the ARM Fund may purchase are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagors actually makes mortgage payments when due.

         The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration. The GNMA guarantee is backed by the full faith and credit of the United States Government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

         Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the ARM Fund has purchased the certificates above par in the secondary market.

FNMA Certificates. FNMA was established in 1938 to create a secondary market in mortgages insured by FHA. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the United States Government.

FHLMC Securities. FHLMC was created in 1970 through enactment of Title III of the Emergency Home Finance Act of 1970. Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages.

         FHLMC issues two types of pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FHLMC guarantees timely monthly payment of interest on PCs and the ultimate (or, in some cases, timely) payment of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. The FHLMC guarantee is not backed by the full faith and credit of the United States Government.

Private Pass-Through Securities. The ARM Fund may invest in private pass-through securities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may also be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the ARM Fund's investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. The ARM Fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers the Adviser determines that the securities meet the ARM Fund's investment quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The ARM Fund will not purchase mortgage-related securities or any other assets which in the Adviser's opinion are illiquid if, as a result, more than 15% of the value of its net assets (taken at market value) will be illiquid.

Direct Investment in Mortgages. The ARM Fund may invest up to 10% of the value of its total assets directly in mortgages securing residential real estate (i.e., the ARM Fund becomes the mortgagee). Such investments are not "mortgage-related securities" as described above. They are normally available from lending institutions which group together a number of mortgages for resale (usually from 10 to 50 mortgages) and which act as servicing agent for the purchaser with respect to, among other things, the receipt of principal and interest payments. (Such investments are also referred to as "whole loans.") The vendor of such mortgages receives a fee from the ARM Fund for acting as servicing agent. The vendor does not provide any insurance or guarantees covering the repayment of principal or interest on the mortgages. Unlike pass-through securities, whole loans constitute direct investments in mortgages inasmuch as the ARM Fund, rather than a financial intermediary, become the mortgagee with respect to such loans purchased by the ARM Fund. At present, such investments are considered to be illiquid by the Adviser. The ARM Fund will invest in such mortgages only if the Adviser has determined through an examination of the mortgage loans and their originators (which may include an examination of such factors as percentage of family income dedicated to loan service and relationship between loan value and market value) that the purchase of the mortgages should not present a significant risk of loss to the ARM Fund. The ARM Fund has no present intention of making any direct investments in mortgages.

"Zero Coupon" Treasury Securities. Each Portfolio may invest in "zero coupon" Treasury securities issued by the United States Government. Currently the only U.S. Treasury security issued without coupons is the Treasury bill. Although the U.S. Treasury does not itself issue Treasury notes and bonds without coupons, under the U.S. Treasury STRIPS program interest and principal payments on certain long-term Treasury securities may be maintained separately in the Federal Reserve Book Entry System and may be separately traded and owned.

         In the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The ARM Fund may invest in these receipts or certificates. The staff of the Securities and Exchange Commission (the "Commission") has indicated that, in its view, these receipts or certificates should be considered as securities issued by the bank or brokerage firm.

         Zero coupon Treasury securities do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Current federal tax law requires that a holder (such as the ARM Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the ARM Fund receives no interest payment in cash on the security during the year. For a further discussion of the tax treatment of "zero coupon" Treasury securities, see "Taxation--`Zero Coupon' Treasury Securities," below.

Futures Contracts and Options on Futures Contracts. The ARM Fund may enter into futures contracts and options on futures contracts. The successful use of such instruments draws upon the Adviser's special skills and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate movements correctly. Should interest rates move in an unexpected manner, the ARM Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses.

         The Trustees of the ARM Fund have adopted the requirement that futures contracts and options on futures contracts only be used by the ARM Fund as a hedge and not for speculation. In addition to this requirement, the Trustees have also adopted two percentage restrictions on the use of futures contracts. The first restriction is that the ARM Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the ARM Fund and premiums paid on options on futures contracts would exceed 5% of the market value of the total assets of the ARM Fund. The second restriction is that the aggregate market value of the outstanding futures contracts purchased by the ARM Fund not exceed 50% of the market value of the total assets of the ARM Fund. Neither of these restrictions will be changed by the ARM Fund's Trustees without considering the policies and concerns of the various applicable federal and state regulatory agencies.

         For additional information on the use, risks and costs of futures contracts and options on futures contracts, see
Appendix B.

Repurchase Agreements. The ARM Fund may invest in repurchase agreements pertaining to the types of securities in which it invests. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. The ARM Fund requires continual maintenance of collateral held by its custodian in an amount equal to, or in excess of, the market value of the securities which are the subject of the agreement. In the event that a vendor defaulted on its repurchase obligation, the ARM Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor became bankrupt, the ARM Fund might be delayed in, or prevented from, selling the collateral. Repurchase agreements may be entered into with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in United States Government securities.

Illiquid Securities. The ARM Fund has adopted the following investment policy which may be changed by the vote of the Trustees of the ARM Fund.

         The ARM Fund will not maintain more than 15% of its net assets (taken at net value) in illiquid securities. For this purpose, illiquid securities include, among others,
         (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restriction on resale, (ii) options purchased by the ARM Fund over- the-counter and the cover for options written by the ARM Fund over-the-counter and (iii) repurchase agreements not terminable within seven days.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         The ARM Fund may invest in restricted securities issued under Section 4(2) of the Securities Act, which exempts from registration "transactions by an issuer not involving any public offering." Section 4(2) instruments are restricted in the sense that they cannot be resold to the general public without registration.

         Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

         The Adviser, acting under the supervision of the Trustees of the ARM Fund, will monitor the liquidity of restricted securities in the ARM Fund's investment portfolio that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, inter alia, the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers;
(iii) dealer undertakings to make a market in the security; and
(iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

         The Government Portfolio has adopted an investment policy, which may be changed by vote of the Trustees of the Fund, that prohibits it from investing in illiquid securities.

Portfolio Turnover. Since the ARM Fund may engage in active short-term trading, the rate of portfolio turnover of the ARM
Fund may be higher than that of many other investment companies.

Investment Restrictions

         The following restrictions, which supplement those set forth in the ARM Fund's Prospectus, may not be changed without a vote of a majority of the outstanding voting securities of the the ARM Fund, which means the affirmative vote of the holders of
(i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or
(ii) more than 50% of the outstanding shares, whichever is greater. Whenever any investment restriction states a maximum percentage of the ARM Fund's assets which may be invested in any security or other asset, it is intended that such maximum percentage limitation be determined immediately after and as a result of the ARM Fund's acquisition of such securities or other assets. Accordingly, any later increase or decrease in percentage beyond the specified limitation resulting from a change in values or net assets will not be considered a violation.

         The ARM Fund (unless otherwise indicated) may not:

     1. Make loans except through (i) the purchase of debt obligations in accordance with its investment objective and policies; (ii) the lending of portfolio securities; and
     (iii) the use of repurchase agreements;

     2. Participate on a joint or joint and several basis in any securities trading account;

     3. Invest in companies for the purpose of exercising control;

     4. Make short sales of securities or maintain a short position, unless at all times when a short position is open the ARM Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box"), and not more than 10% of the ARM Fund's net assets (taken at market value) is held as collateral for such sales at any one time (it is the ARM Fund's present intention to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes);

     5. Purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the ARM Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company or more than 5% of the value of the ARM Fund's total assets would be invested in securities of any one or more closed-end investment companies; and

     6. (i) Purchase or sell real estate (other than mortgage-related securities), except that the ARM Fund may invest in whole loans and purchase and sell securities of companies which deal in real estate or interests therein;
     (ii) purchase or sell commodities or commodities contracts, futures contracts, options on futures contracts and interest rate transactions; (iii) invest in interests in oil, gas or other mineral exploration or development programs;
     (iv) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (v) act as an underwriter of securities, except that the ARM Fund may acquire restricted securities under circumstances in which, if such securities are sold, the Arm Fund may be deemed to be an underwriter for purposes of the Securities Act.

_________________________________________________________________

                     MANAGEMENT OF THE FUND
_________________________________________________________________

Adviser

         Alliance Capital Management L.P., a New York Stock Exchange listed company with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory contract (the "Investment Advisory Contract") to provide investment advice and, in general, to conduct the management and investment program of the ARM Fund under the supervision and control of the ARM Fund's Trustees.

         The Adviser is a leading international investment manager supervising client accounts with assets as of September 30, 1995 of more than $140 billion (of which more than $47 billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds and included, as of September 30, 1995, 29 of the FORTUNE 100 Companies. As of that date, the Adviser and its subsidiaries employed approximately 1,350 employees who operated out of domestic offices and the overseas offices of subsidiaries in Bombay, Istanbul, London, Sydney, Tokyo, Toronto, Bahrain, Luxembourg and Singapore. The 51 registered investment companies comprising 107 separate investment portfolios managed by the Adviser currently have more than two million shareholders.

         Alliance Capital Management Corporation ("ACMC")*, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The


________________________
* For purposes of this Statement of Additional Information, ACMC refers to Alliance Capital Management Corporation, the sole general partner of the Adviser, and to the predecessor general partner of the Adviser of the same name.

Equitable Companies Incorporated ("ECI"), a holding company controlled by AXA, a French insurance holding company. As of June 30, 1995, ACMC, Inc. and Equitable Capital Management Corporation ("ECMC"), each a wholly-owned direct or indirect subsidiary of Equitable, together with Equitable, owned in the aggregate approximately 59% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in the Adviser ("Units"). As of June 30, 1995, approximately 33% and 8% of the Units were owned by the public and employees of the Adviser and its subsidiaries, respectively, including employees of the Adviser who serve as Trustees of the ARM Fund.

         AXA owns approximately 60% of the outstanding voting shares of common stock of ECI. AXA is the holding company for an international group of insurance and related financial services companies. AXA's insurance operations are comprised of activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically with activities in France, the United States, the United Kingdom, Canada and other countries, principally in Europe. AXA is also engaged in asset management, investment banking and brokerage, real estate and other financial services activities in the United States and Europe. Based on information provided by AXA, as of January 1, 1995, 42.3% of the issued shares (representing 54.7% of the voting power) of AXA were owned by Midi Participations, a French corporation that is a holding company. The voting shares of Midi Participations are in turn owned 60% by Finaxa, a French corporation that is a holding company, and 40% by subsidiaries of Assicurazioni Generali S.p.A., an Italian corporation ("Generali") (one of which, Belgica Insurance Holding S.A., a Belgian corporation, owned 34.1%). As of January 1, 1995, 62.1% of the issued shares (representing 75.7% of the voting power) of Finaxa were owned by five French mutual insurance companies (the "Mutuelles AXA") (one of which, AXA Assurances I.A.R.D. Mutuelle, owned 31.8% of the issued shares) (representing 39.0% of the voting power), and 26.5% of the issued shares (representing 16.6% of the voting power) of Finaxa were owned by Banque Paribas, a French bank ("Paribas"). Including the shares owned by Midi Participations, as of January 1, 1995, the Mutuelles AXA directly or indirectly owned 51.3% of the issued shares (representing 65.8% of the voting power) of AXA. In addition, certain subsidiaries of AXA own 0.4% of the shares of AXA which are not entitled to be voted. Acting as a group, the Mutuelles AXA control AXA, Midi Participations and Finaxa.

         Certain other clients of the Adviser may have investment objectives and policies similar to those of the ARM Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the ARM Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being sold, there may be an adverse effect on price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the ARM Fund. When two or more of the clients of the Adviser (including the ARM Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

         Under the Advisory Agreement, the Adviser provides investment advisory services and order placement facilities for each of the Fund's portfolios, including the ARM Fund, and pays all compensation of Trustees and officers of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish each of the Fund's portfolios, without charge, management supervision and assistance and office facilities and provides persons satisfactory to the Fund's Trustees to serve as the Fund's officers. For the services rendered by the Adviser under the Advisory Agreement, the ARM Fund pays a fee payable to the Adviser at an annual rate of .45 of 1% of the average daily value of its net assets.

         The Advisory Agreement will remain in effect for successive twelve-month periods computed from each October 1 with respect to each Portfolio provided that such continuance is specifically approved at least annually by the Trustees or by a majority vote of the holders of the outstanding voting securities of the ARM Fund, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party as defined by the 1940 Act. The Advisory Agreement may be terminated with respect to the ARM Fund at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities of the ARM Fund, or by a vote of a majority of the Trustees on 60 days' written notice to the Adviser, or by the Adviser with respect to the ARM Fund on 60 days' written notice and will terminate automatically upon its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

         The ARM Fund pays for printing of prospectuses and other reports to existing shareholders and all expenses and fees related to proxy solicitation and registrations and filings with the Commission and with state regulatory authorities. The ARM Fund pays all other expenses incurred in its organization and operation, as described in its Prospectus. As to the obtaining of services other than those specifically provided to the ARM

Fund by the Adviser, the ARM Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or its affiliates and, in such event, the services will be provided to the ARM Fund at cost and the payments therefor must be specifically approved by the ARM Fund's Trustees.

         The Advisory Agreement provides that the Adviser will reimburse the ARM Fund for its net expenses (exclusive of interest, taxes, brokerage, distribution services fees and extraordinary expenses, to the extent permitted by applicable state securities laws and regulations) which in any year exceed the limits prescribed by any state in which the ARM Fund's shares are qualified for sale. The ARM Fund may not qualify its shares for sale in every state. The ARM Fund believes that presently the most restrictive expense ratio limitation imposed by any state is 2.5% of the first $30 million of average net assets, 2% of the next $70 million and 1.5% of average net assets in excess of $100 million.

Transfer Agency Agreement

         Alliance Fund Services, Inc., an indirect wholly-owned subsidiary of the Adviser, receives a transfer agency fee per account holder of the ARM Fund, plus reimbursement for out-of-pocket expenses.

Trustees and Officers

         The Trustees and officers of the ARM Fund, their ages and their principal occupations during the past five years are set forth below. Each such Trustee and officer is also a trustee, director or officer of other registered investment companies sponsored by the Adviser. Unless otherwise specified, the address of each of the following persons is 1345 Avenue of the Americas, New York, New York 10105.

Trustees

         JOHN D. CARIFA**, 50, - Chairman of the Trustees, is the
President and Chief Operating Officer and a Director of ACMC, with which he has been associated since prior to 1991.


_______________________________
** An "interested person" of the Fund as defined in the investment Company Act of 1940.

          RUTH BLOCK, 65, - was formerly Executive Vice President and Chief Insurance Officer of Equitable. She is a Director of Ecolab Incorporated (specialty chemicals) and Amoco Corporation (oil and gas). Her address is Box 4653, Stamford, Connecticut, 06903.

          DAVID H. DIEVLER, 66, was formerly a Senior Vice President of ACMC, with which he was associated since prior to 1991 through 1994. He is currently an independent consultant. His address is P.O. Box 167, Spring Lake, New Jersey, 07762.

          JOHN H. DOBKIN, 53, has been the President of Historic
Hudson Valley (historic preservation) since prior to 1991.  From
1987 to 1992, he was a Director of ACMC.  His address is 105 West
55th Street, New York, New York 10019.

          WILLIAM H. FOULK, JR., 63, is an investment Advisor and
Independent Consultant.  He was formerly Senior Manager of
Barrett Associates, Inc., a registered investment adviser, since prior to 1991. His address is 2 Hekma Road, Greenwich,
Connecticut 06831.

          DR. JAMES M. HESTER, 71, is President of the Harry Frank Guggenheim Foundation and a Director of Union Carbide Corporation, with which he has been associated since prior to 1991. He was formerly President of New York University, the New York Botanical Garden and Rector of the United Nations University. His address is 45 East 89th Street, New York, New York 10128.

          CLIFFORD L. MICHEL, 56, is a partner in the law firm of Cahill Gordon & Reindel, with which he has been associated since prior to 1991. He is Chief Executive Officer of Wenonah Development Company (investments) and Director of Placer Dome, Inc., and Faber-Castell Corporation (writing products). His address is 80 Pine Street, New York, New York 10005.

          DONALD J. ROBINSON, 61, was formerly a partner at Orrick, Herrington & Sutcliffe and is currently of counsel to that firm. His address is 599 Lexington Avenue, 26th Floor, New
York, New York 10022.

Officers

          JOHN D. CARIFA, Chairman, see Biography above.

          ALDEN M. STEWART, President, 49, has been an Executive
Vice President of ACMC since July 1993. Prior thereto he was associated with ECMC.

          THOMAS J. BARDONG, Vice President, 50, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1990.

          RANDALL E. HAASE, Vice President, 31, has been a Vice
President of ACMC since July, 1993. Prior thereto he was associated with ECMC.

          TIMOTHY D. RICE, Vice President, 28, is a Vice
President of ACMC, with which he has been associated since prior to 1991.

          PATRICIA J. YOUNG, Vice President, 40, is a Senior Vice President of ACMC, with which she has been associated since March 1992. Previously, she was a Managing Director and Portfolio Manager for Hyperion Capital since March 1991. Prior thereto, she was a Managing Director with Fischer, Francis, Trees & Watts since prior to 1991.

          PAUL A. ULLMAN, Vice President, 37, is a Vice President of ACMC, with which he has been associated since March 1992.
Previously, he was a Director and Portfolio Manager at Hyperion
Capital since prior to 1991.

          EDMUND P. BERGAN, JR., Secretary, 45, is a Senior Vice
President and the General Counsel of Alliance Fund Distributors,
Inc. ("AFD"), with which he has been associated since prior to 1991.

          DOMENICK PUGLIESE, Assistant Secretary, 34, is a Vice President and Associate General Counsel of AFD, with which he has been associated since May 1995. Previously, he was Vice President and Counsel of Concord Holding Corporation since 1994, Vice President and Associate General Counsel of Prudential Securities since 1991 and an associate with Battle Fowler since prior to 1991.

          MARK D. GERSTEN, Treasurer and Chief Financial Officer,
44, is a Senior Vice President of Alliance Fund Services, Inc.
("AFS"), with which he has been associated since prior to 1991.

          PATRICK J. FARRELL, Controller, 35, is a Vice President of AFS, with which he has been associated since prior to 1991.

          The aggregate compensation paid by the Fund to each of the Trustees during its fiscal year ended September 30, 1995, the aggregate compensation paid to each of the Trustees during calendar year 1995 by all of the funds to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of registered investment companies in the Alliance Fund Complex with respect to which each of the Trustees serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Trustees is a director or trustee of one or more other registered investment companies in the Alliance Fund Complex.

                                                  Total Number
                                                  of Funds in
                                                  the Alliance
                                   Total          Fund Complex,
                                   Compensation   Including the
                                   From the       Fund, as to
                                   Alliance Fund  which the
                     Aggregate     Complex,       Director is a
Name of Director     Compensation  Including the  Director or
of the Fund          From the Fund Fund           Trustee

John D. Carifa          $-0-          $-0-              50
Ruth Block              $5,000        $159,000          37
David H. Dievler        $5,000        $179,200          43
John H. Dobkin          $5,000        $117,200          30
William H. Foulk, Jr.   $5,000        $143,500          31
Dr. James M. Hester     $5,000        $156,000          38
Clifford L. Michel      $5,000        $131,500          37
Donald J. Robinson      $-0-          $24,000           9


         As of January 12, 1996, the Trustees and officers of the Fund as a group owned less than 1% of the shares of the ARM Fund.


Distribution Services Agreement

         Rule 12b-1 adopted by the Securities and Exchange Commission under the Act permits an investment company to directly or indirectly pay expenses associated with the distribution of its shares in accordance with a duly adopted and approved plan. The ARM Fund has entered into a Distribution Services Agreement (the "Agreement") which includes a plan adopted pursuant to Rule 12b-1 (the "Plan"), with Alliance Fund Distributors, Inc. (the "Principal Underwriter"). Pursuant to the Plan, the ARM Fund makes distribution services fee payments to the Principal Underwriter in an amount not to exceed an annual rate of .15 and .10, respectively, of 1% of its aggregate average daily net assets, to reimburse the Principal Underwriter for certain expenses. The Agreement provides that the distribution services fees in an amount not to exceed .25% (the Portfolios currently pay less than .25%) of the aggregate average daily net assets of the ARM Fund constitutes a service fee that the

Principal Underwriter will use for personal service and/or the maintenance of shareholder accounts.

         Under the Agreement, the ARM Fund is not obligated to pay any distribution expense in excess of such distribution services fee, and any distribution expenses accrued by the Principal Underwriter in one fiscal year of the ARM Fund may not be paid from distribution services fees received from it in subsequent fiscal years. Thus, if the Agreement were terminated, no amounts (other than amounts accrued but not yet paid) would be owed by the ARM Fund to the Principal Underwriter. Distribution services fees are accrued daily and paid monthly, and are charged as expenses of the ARM Fund as accrued. The Agreement provides that the Adviser may use its own resources to finance the distribution of shares of the ARM Fund.

         The Agreement provides that the Principal Underwriter will use the distribution services fee received from the ARM Fund in its entirety for payments (i) to compensate broker-dealers or other persons for providing distribution assistance, (ii) to otherwise promote the sale of shares of the ARM Fund such as by paying for the preparation, printing and distribution of prospectuses for other than current shareholders and sales literature or other promotional activities, and (iii) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the ARM Fund's shareholders. Substantially all distribution services fees received from the ARM Fund are paid to broker-dealers and other financial intermediaries for their distribution assistance and to banks and other depository institutions for administrative services provided to the ARM Fund, with any remaining amounts being used to partially defray other expenses incurred by the Principal Underwriter in distributing ARM Fund shares. Distribution services fees received from the ARM Fund may not be used to pay any interest expense, carrying charges or other financing costs or allocation of overhead of the Principal Underwriter. The administrative and accounting services provided by banks and other depository institutions may include, but are not limited to, establishing and maintaining shareholder accounts, sub-accounting, processing of purchase and redemption orders, sending confirmations of transactions, forwarding financial reports and other communications to shareholders and responding to shareholder inquiries regarding the ARM Fund.

         The Agreement is in compliance with rules of the National Association of Securities Dealers, Inc. that became effective July 7, 1993 and limit the annual asset-based sales charges and service fees that a mutual fund may impose on a class of shares to .75% and .25%, respectively, of average annual net assets. The rules also limit the aggregate of all sales charges

(front-end, deferred and asset-based) imposed by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares, plus interest at the prime rate plus 1% per annum. As interpreted by courts and administrative agencies, the Glass-Steagall Act and other applicable laws and regulations limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the ARM Fund's management, based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the administrative and accounting services described above. The State of Texas requires that shares of the ARM Fund may be sold in that state only by dealers or other financial institutions that are registered there as broker-dealers.



                PURCHASE AND REDEMPTION OF SHARES


         The following information supplements that set forth in the ARM Fund's Prospectus under the headings "Purchase of Shares," "Redemption and Repurchase of Shares" and "Shareholder
Services."

Purchase of Shares

         Shares of the ARM Fund are offered at net asset value, without any sales or other charge, on a continuous basis directly by the Fund and Alliance Fund Distributors, Inc., the Fund's distributor (the "Distributor"), acting as agent for the ARM Fund. Shares of the ARM Fund may be purchased only by investment management clients of the Adviser or its affiliates and by institutional and corporate investors. The minimum for initial investments in the ARM Fund is $1,000,000, except that investment management clients of the Adviser or its affiliates may invest in any amount. The Fund may, in its discretion, waive the minimum for initial investments. There is no minimum for subsequent investments.

         The net asset value per share of shares of the ARM Fund is computed in accordance with the Fund's Agreement and Declaration of Trust and By-Laws, at the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. New York time) following receipt of a purchase or redemption for shares of the ARM Fund, on each Fund business day on which such an order is received and trading in the types of securities in which the ARM Fund invests might materially affect the value of its shares. A Fund business day is any weekday exclusive of national holidays on which the

Exchange is closed and Good Friday. Net asset value per share of the ARM Fund is calculated by adding the market value of all securities held in its portfolio and other assets, subtracting the Portfolio's liabilities incurred or accrued, and dividing by the number of shares of the Portfolio that are outstanding.

         The subscriber should use the subscription application found in the back of the ARM Fund's Prospectus for its initial investment. Purchases may be made by wiring Federal funds to the ARM Fund or by sending with the subscription application to the address listed on the cover of the ARM Fund's Prospectus or this Statement of Additional Information a check payable to the ARM Fund in the amount of the subscription.

         Orders for shares of the ARM Fund received by the ARM Fund or by the Distributor prior to the close of regular trading on the Exchange on a Fund business day are priced at the net asset value of shares of the ARM Fund computed as of the close of regular trading on the Exchange on that day. If orders are received after the close of regular trading on the Exchange on a Fund business day, such orders are priced as of the close of regular trading on the Exchange on the next succeeding Fund business day. Requests for purchases by wire must be communicated to the Distributor prior to 3:00 p.m. New York time on a Fund business day for purchase orders to receive the applicable public offering price determined as of the close of regular trading on the Exchange on that day. The Fund reserves the right to reject any subscription in its sole discretion or to suspend the sale of its shares to the public in response to market conditions or for other reasons.

         Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to the ARM Fund, certificates representing shares of the ARM Fund are not issued except upon written request of the shareholder. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No share certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the ARM Fund.

Redemption

         Subject only to the limitations described below, the Fund's Agreement and Declaration of Trust requires that the Fund redeem the shares of the ARM Fund at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. There is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption.

         To redeem shares of the ARM Fund for which no share certificates have been issued, the registered owner or owners can forward a letter to the ARM Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an institution that is an "eligible guarantor" as defined by Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

         Requests for redemption of shares of the ARM Fund for which no share certificates have been issued can also be made by telephone by a shareholder who has completed the appropriate portion of the subscription application. Requests for redemption to be sent by wire via Federal funds to the shareholder's designated bank account identified on the subscription application must be received prior to 4:00 p.m. New York time on a Fund business day. Redemption proceeds will normally be wired on the next Fund business day but may be made within seven days after receipt of a properly executed redemption request.

         To redeem shares represented by share certificates, the investor should forward the appropriate share certificate or certificates, endorsed in blank or with blank stock powers attached, to the ARM Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each share certificate surrendered to the ARM Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or alternatively, a stock power signed in the same manner may be attached to the certificate or certificates or, where tender is made by mail, separately mailed to the ARM Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

         The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the ARM Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practical for the ARM Fund fairly to determine the value of the net assets of the ARM Fund, or for such other periods as the Commission may by order permit for the protection of security holders of the ARM Fund.

         Payment of the redemption price may be made either in cash or in portfolio securities (selected in the discretion of the Trustees of the ARM Fund and taken at their value used in determining the redemption price), or partly in cash and partly in investment portfolio securities. However, payments will be made wholly in cash unless the Trustees believe that economic conditions exist which would make such a practice detrimental to the best interests of the ARM Fund. If payment for shares redeemed is made wholly or partly in investment portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The ARM Fund has filed a formal election with the Commission pursuant to which the ARM Fund will only effect a redemption in investment portfolio securities where the particular shareholder of record is redeeming more than $250,000 or 1% of the total net assets of the ARM Fund, whichever is less, during any 90-day period. In the opinion of the ARM Fund's management, however, the amount of a redemption request would have to be significantly greater than $250,000 or 1% of total net assets before a redemption wholly or partly in investment portfolio securities was made. If payment for shares redeemed is made wholly or partly in investment portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash.

General

         The ARM Fund reserves the right to close out an account in the ARM Fund that through redemption has dropped below $1,000,000 after at least 60 days' written notice to the shareholder unless the balance in such account is increased to at least that amount during such period. In the case of a redemption or repurchase of shares of the ARM Fund recently purchased by check, redemption proceeds will not be made available until the ARM Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.



                         NET ASSET VALUE


         Securities which are traded over-the-counter and on a national securities exchange will be valued according to the broadest and most representative market. However, fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. Securities not priced in this manner are valued at the most recent quoted bid price, or, when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Futures contracts and options on futures contracts will be valued in a like manner, except that open futures contracts sales will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted asked price. Portfolio instruments having less than 60 days remaining until maturity are valued at amortized cost, unless the Trustees determine that such cost does not represent fair value. Other assets and securities for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Trustees.



               DIVIDENDS, DISTRIBUTIONS AND TAXES


United States Federal Income Taxation
of Dividends and Distributions

         The ARM Fund intends for each taxable year to qualify to be taxed as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification relieves the ARM Fund of federal income tax liability on the part of its net ordinary income and net realized capital gains which it timely distributes to its shareholders. Such qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements the ARM Fund must meet to qualify to be taxed as a "regulated investment company."

         The information set forth in the Prospectus and the following discussion relates solely to the significant United States federal income taxes on dividends and distributions by the ARM Fund and assumes that it qualifies to be taxed as a regulated investment company. Investors should consult their own tax counsel with respect to the specific tax consequences of their being shareholders of the ARM Fund, including the effect and applicability of federal, state and local tax laws to their own particular situation and the possible effects of changes therein.

         The ARM Fund intends to declare and distribute dividends in the amounts and at the times necessary to avoid the application of the 4% federal excise tax imposed on certain undistributed income of regulated investment companies. The ARM Fund will be required to pay the 4% excise tax to the extent it does not distribute to its shareholders during any calendar year an amount equal to the sum of (i) 98% of its ordinary taxable income for the calendar year, (ii) 98% of its capital gain net income for the twelve months ended October 31 of such year, and
(iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by the ARM Fund that is subject to corporate income tax will be considered to have been distributed by the ARM Fund by year-end. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December but actually paid during the following January will be taxable to these shareholders for the year declared, and not for the subsequent calendar year in which the shareholders actually receive the dividend.

         Dividends of the ARM Fund's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income. Since the ARM Fund expects to derive substantially all of its gross income from sources other than dividends, it is expected that none of its dividends or distributions will qualify for the dividends-received deduction for corporations.

         The excess of net long-term capital gains over the net short-term capital losses realized and distributed by the ARM Fund to its shareholders will be taxable to the shareholders as long- term capital gains, irrespective of the length of time a shareholder may have held his or her shares. Any dividend or distribution received by a shareholder on shares of the ARM Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. If a shareholder has held shares in the ARM Fund for six months or less and during that period has received a distribution taxable to the shareholder as a long-term capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the dividend.

         Dividends and distributions are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the ARM Fund.

         The ARM Fund generally will be required to withhold tax at the rate of 31% with respect to distributions of net ordinary income and net realized capital gains payable to a noncorporate shareholder unless the shareholder certifies on his subscription application that the social security or taxpayer identification number provided is correct and that the shareholder has not been notified by the Internal Revenue Service that he is subject to backup withholding.


United States Federal Income Taxation of the ARM Fund

         The following discussion relates to certain significant United States federal income tax consequences to the Portfolios with respect to the determination of their "investment company taxable income" each year. This discussion assumes that each Portfolio will be taxed as a regulated investment company for each of its taxable years.

         Options, Futures and Forward Contracts. Certain listed options, regulated futures contracts, and forward foreign currency contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the ARM Fund on section 1256 contracts other than forward foreign currency contracts will be considered 60% long-term and 40% short-term capital gain or loss. Gain or loss realized by the ARM Fund on forward foreign currency contracts will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the ARM Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The ARM Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

         The Treasury Department has the authority to issue regulations that would permit or require the ARM Fund either to integrate a foreign currency hedging transaction with the investment that is hedged and treat the two as a single transaction, or otherwise to treat the hedging transaction in a manner that is consistent with the hedged investment. The regulations issued under this authority generally should not apply to the type of hedging transactions in which the ARM Fund intends to engage.

         With respect to equity options or options traded over-the-counter or on certain foreign exchanges, gain or loss realized by the ARM Fund upon the lapse or sale of such options held by the ARM Fund will be either long-term or short-term capital gain or loss depending upon the ARM Fund's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by the ARM Fund will be treated as short-term capital gain or loss. In general, if the ARM Fund exercises an option, or an option that the ARM Fund has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

         Gain or loss realized by the ARM Fund on the lapse or sale of put and call options on foreign currencies which are traded over- the-counter or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the ARM Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by the ARM Fund upon termination of an option written by the ARM Fund) from the amount received, if any, for or with respect to the option (including any amount received by the ARM Fund upon termination of an option held by the ARM Fund). In general, if the ARM Fund exercises such an option on a foreign currency, or such an option that the ARM Fund has written is exercised, gain or loss on the option will be recognized in the same manner as if the ARM Fund had sold the option (or paid another person to assume the ARM Fund's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded over- the-counter or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

         Tax Straddles. Any option, futures contract, currency swap, forward foreign currency contract, or other position entered into or held by the ARM Fund in conjunction with any other position held by the ARM Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of the ARM Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the ARM Fund has unrealized gains with respect to the other position in such straddle; (ii) the ARM Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss;
(iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. The Treasury Department is authorized to issue regulations providing for the proper treatment of a mixed straddle where at least one position is ordinary and at least one position is capital. No such regulations have yet been issued. Various elections are available to the ARM Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the ARM Fund all of the offsetting positions of which consist of section 1256 contracts.

         "Zero Coupon" Treasury Securities. The ARM Fund will receive net investment income in the form of interest by virtue of holding Treasury bills, notes and bonds, and will recognize interest attributable to it under the original issue discount rules of the Code from holding zero coupon Treasury securities. Current federal tax law requires that a holder (such as the ARM
Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the ARM Fund receives no interest payment in cash on the security during the year. Accordingly, the ARM Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the ARM Fund actually received. Such distributions will be made from the cash assets of the ARM Fund or by liquidation of portfolio securities, if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. The ARM Fund may realize a gain or loss from such sales. In the event the ARM Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions.

         Pass-Through Securities. Pass-through securities such as GNMA Certificates, FNMA Certificates, FHLMC Certificates, and privately issued mortgage-related securities generally are taxable as trusts for federal income tax purposes, with the certificate holders treated as the owners of the trust involved. As a result, payments of interest, principal and prepayments made on the underlying mortgage pool are taxed directly to certificate holders such as the ARM Fund. Payments of interest, principal and prepayments made on the underlying mortgage pool will therefore generally maintain their character when received by the ARM Fund.

         Stripped Mortgage-Related Securities. Certain classes of SMRS which are issued at a discount, the payments of which are subject to acceleration by reason of prepayments of the underlying asset pool (the "Mortgage Assets") securing such classes, are subject to special rules for determining the portion of the discount at which the class was issued which must be accrued as income each year. Under Code section 1272(a)(6), a principal-only class or a class which receives a portion of the interest and a portion of the principal from the underlying Mortgage Assets is subject to rules which require accrual of interest to be calculated and included in the income of a holder (such as the ARM Fund) based on the increase in the present value of the payments remaining on the class, taking into account payments includible in the class' stated redemption price at maturity which are received during the accrual period. For this purpose, the present value calculation is made at the beginning of each accrual period (i) using the yield to maturity determined for the class at the time of its issuance (determined on the basis of compounding at the close of each accrual period and properly adjusted for the length of the accrual period), calculated on the assumption that certain prepayments will occur, and (ii) taking into account any prepayments that have occurred before the close of the accrual period. Since interest included in the ARM Fund's income as a result of these rules will have been accrued and not actually paid, the ARM Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the ARM Fund actually received, with possible results as described above.

         Code section 1272(a)(6) does not apply to interest-only SMRS. Under proposed regulations governing contingent payment obligations such as interest-only classes, interest payments made prior to maturity on such a class would be treated as payments of interest to the extent that interest has been deemed to accrue on the class' issue price, and then as payments of principal. Interest payments made at maturity would be treated as payments of principal to the extent of the "outstanding principal balance" of the class, and then as payments of interest to the extent of any excess.

         Real Estate Mortgage Investment Conduits. Interests in REMICs are classified as either "regular" interests or "residual" interests. Regular interests in a REMIC are treated as debt instruments for federal income tax purposes to which the rules generally applicable to debt obligations apply. If regular interests in a REMIC are issued at a discount, the rules of Code section 1272(a)(6) as discussed above under "stripped mortgage-related securities" apply for determining the portion of the discount at which the interest was issued which must be accrued as income each year. The application of these rules may increase the amount of a the ARM Fund's net investment income available to be distributed to shareholders, potentially causing the ARM Fund to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the ARM Fund actually received, as discussed above.

         Under the Code, special rules apply with respect to the treatment of a portion of the the ARM Fund income from REMIC residual interests. (Such portion is referred to herein as "Excess Inclusion Income"). Excess Inclusion Income generally cannot be offset by net operating losses and, in addition, constitutes unrelated business taxable income to entities which are subject to the unrelated business income tax. The Code provides that a portion of Excess Inclusion Income attributable to REMIC residual interests held by regulated investment companies such as the ARM Fund shall, pursuant to regulations, be allocated to the shareholders of such regulated investment company in proportion to the dividends received by such shareholders. Accordingly, if a shareholder of the ARM Fund is a tax-exempt entity not subject to the unrelated business income tax and is allocated any amount of Excess Inclusion Income, the ARM Fund must pay a tax on the amount of Excess Inclusion Income allocated to such shareholder at the highest corporate rate. Any tax paid by the ARM Fund as a result of this requirement may be deducted by the ARM Fund from the gross income of the residual interest involved. A shareholder subject to the unrelated business income tax may be required to file a return and pay a tax on such Excess Inclusion Income even though a shareholder might not have been required to pay such tax or file such return absent the receipt of such Excess Inclusion Income. It is anticipated that only a small portion, if any, of the assets of the ARM Fund will be invested in REMIC residual interests. Accordingly, the amount of Excess Inclusion Income, if any, received by the ARM Fund and allocated to its shareholders should be quite small. Shareholders that are subject to the unrelated business income tax should consult their own tax advisor regarding the treatment of their income derived from the ARM Fund.

         Asset-Backed Securities. Asset-backed securities generally are treated in the same manner for federal income tax purposes as are mortgage-related securities. The particular securitization structure used will therefore determine the federal income tax treatment of any specific asset-backed security invested in by the ARM Fund. Asset-backed pass-through securities, for example, generally are taxable as trusts for federal income tax purposes, with the results described under Mortgage Pass-Through Securities above.

                       GENERAL INFORMATION



Capitalization

         All shares of the ARM Fund when duly issued will be fully paid and nonassessable. The Trustees are authorized to reclassify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional series of shares. Any issuance of shares of such additional series would be governed by the 1940 Act and the laws of the Commonwealth of Massachusetts.

         Certain procedures for the removal by shareholders of the Trustees of the Fund, similar to those set forth in
Section 16(c) of the 1940 Act, are available to shareholders of the Fund.

Counsel and Independent Auditors

         Legal matters in connection with the issuance of the shares of beneficial interest offered hereby are passed upon by Seward & Kissel, One Battery Park Plaza, New York, New York
10004.

         Ernst & Young LLP, 787 Seventh Avenue, New York, New
York 10019, has been appointed as independent auditors for the Fund.

Performance Information

         From time to time, the Fund may advertise the "yield" and the "total return" of the ARM Fund. The ARM Fund's yield for any 30-day (or one-month) period is computed by dividing the net investment income per share earned during such period by the net asset value per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis. The ARM Fund may also advertise in sales literature an "actual distribution rate" which is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share.

         Advertisements of the ARM Fund's total return disclose the ARM Fund's average annual compounded total return for its most recently completed one, five and ten-year periods (or the period since the ARM Fund's inception). The ARM Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested in the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the ARM Fund are assumed to have been reinvested when paid.

         The ARM Fund's total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities held by the ARM Fund and the ARM Fund's expenses. An investor's principal invested in the ARM Fund is not fixed and will fluctuate in response to prevailing market conditions.

Additional Information

         This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.



























                               32
00250061.AD2

                           APPENDIX A

                BOND AND COMMERCIAL PAPER RATINGS


Standard & Poor's Bond Ratings

         A Standard & Poor's Ratings Services ("S&P") corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than a debt of a higher rated category.

         The ratings of "AA" and "A" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Bond Ratings

         Excerpts from Moody's description of its corporate bond ratings: Aaa - judged to be the best quality, carry the smallest degree of investment risk; Aa - judged to be of high quality by all standards; A - possess many favorable investment attributes and are to be considered as higher medium grade obligations;
Baa - considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.

Standard & Poor's Commercial Paper Ratings

         A is the highest commercial paper rating category utilized by S&P, which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its A classification. Commercial paper issuers rated A by S&P have the following characteristics:
Liquidity ratios are better than industry average. Long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cashflow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

Moody's Commercial Paper Ratings

         Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: Leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.























                               A-2
00250061.AD2

                           APPENDIX B

                      FUTURES CONTRACTS AND
                  OPTIONS ON FUTURES CONTRACTS


Futures Contracts

         The ARM Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities, or contracts based on financial indices including any index of securities issued or guaranteed by the United States Government, its agencies or instrumentalities or corporate debt securities. Futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The ARM Fund will enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the United States Government, such as long-term U.S. Treasury bonds, Treasury notes, Government National Mortgage Association modified pass- through mortgage-related securities and three-month U.S. Treasury bills.

         At the same time a futures contract is purchased or sold, the ARM Fund must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the ARM Fund would provide or receive cash that reflects any decline or increase in the contract's value.

         At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

         Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the ARM Fund will incur brokerage fees when it purchases or sells futures contracts.

         The purpose of the acquisition or sale of a futures contract, which holds or intends to acquire fixed-income securities, is to attempt to protect the ARM Fund from fluctuations in interest rates without actually buying or selling fixed-income securities. For example, if interest rates were expected to increase, the ARM Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the ARM Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the ARM Fund would increase at approximately the same rate, thereby keeping the net asset value of the ARM Fund from declining as much as it otherwise would have. The ARM Fund could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the ARM Fund to maintain a defensive position without having to sell its investment portfolio securities.

         Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the ARM Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the ARM Fund could then buy debt securities on the cash market. To the extent the ARM Fund enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the ARM Fund's obligations with respect to such futures contracts will consist of cash, cash equivalents or high-quality liquid debt securities from its investment portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the ARM Fund with respect to such futures contracts.

         The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.

         In addition, futures contracts entail risks. Although the Fund believes that use of such contracts will benefit the ARM Fund, if the Adviser's investment judgment about the general direction of interest rates is incorrect, the ARM Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the ARM Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the ARM Fund will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the ARM Fund has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The ARM Fund may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts

         The ARM Fund intend to purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the ARM Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the ARM Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the ARM Fund's investment portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the ARM Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the ARM Fund intends to purchase. If a put or call option the ARM Fund has written is exercised, the ARM Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the ARM Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the ARM Fund may purchase a put option on a futures contract to hedge its investment portfolio against the risk of rising interest rates.

         The amount of risk the ARM Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.














                               B-4
00250061.AD2

                             PART C
                        OTHER INFORMATION

ITEM 24. Financial Statements and Exhibits

    (a)  Financial Statements - Growth Portfolio

         Included in the Prospectus: Financial Highlights

         Included in the Statement of Additional Information:

              Portfolio of Investments, September 30, 1995
              Statement of Assets and Liabilities, September 30,
              1995
              Statement of Operations, year ended September 30,
              1995
              Statement of Changes in Net Assets, years ended September 30, 1993 and September 30, 1995
              Notes to Financial Statements, September 30, 1995 Financial Highlights - for the years ended September 30, 1990 through September 30, 1995 Report of Independent Auditors - November 3, 1995

         Included in Part C of the Registration Statement

              All other schedules are either inapplicable or the required information is contained in the financial statements.

    (b)  Exhibits

         (1) Agreement and Declaration of Trust - Incorporated by reference to Exhibit 1 to Post-Effective Amendment
         No. 30 of Registrant's Registration Statement (File No.
         2-33889) on Form N-1A filed March 13, 1986.

         (2)  By-Laws - Incorporated by reference to Exhibit 2 to
         Post-Effective Amendment No. 30 of Registrant's
         Registration Statement (File No. 2-33889) on Form N-1A filed March 13, 1986.

         (3)  Not applicable.

         (4)  (a) Specimen of Share Certificate for the Growth
         Portfolio - Incorporated by reference to Exhibit 4 to
         Post-Effective Amendment No. 34 of Registrant's
         Registration Statement (File No. 2-33889) on Form N-1A filed January 29, 1988.

              (b) Specimen of Share Certificate for the
         Short-Term Global Income Portfolio - Incorporated by reference to Exhibit 4 to Post-Effective Amendment No.
         43 of Registrant's Registration Statement (File No.
         2-33889) on Form N-1A filed January 29, 1992.

         (5) Advisory Agreement between the Registrant and Alliance Capital Management L.P. - Incorporated by reference to Exhibit 5 to Post-Effective Amendment No. 50 of Registrant's Registration Statement (File No. 2-33889) on Form N-1A filed January 27, 1995.

         (6) Distribution Agreement between the Registrant and Alliance Fund Distributors, Inc. - Incorporated by reference to Exhibit 6 to Post-Effective Amendment No. 50 of Registrant's Registration Statement (File No. 2-33889) on Form N-1A filed January 27, 1995.

         (7)  Not applicable.

         (8) (a) Custodian Contract between the Registrant and State Street Bank and Trust Company - Incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 38 of Registrant's Registration Statement (File No. 2-33889) on Form N-1A filed January 30, 1990.

              (b) Custodian Contract between Registrant and Brown Brothers Harriman & Company - Incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 43 of Registrant's Registration Statement (File No. 2-33889) on Form N-1A filed January 29, 1992.

         (9) Transfer Agency Agreement between the Registrant and Alliance Fund Services, Inc. - Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 36 of Registrant's Registration Statement (File No. 2-33889) on Form N-1A filed January 30, 1989.

         (10) Not applicable.

         (11) Consent of Independent Auditors - included herewith.

         (12) Not applicable.

         (13) Not applicable

         (14) Not applicable.

         (15) Not applicable.

         (16) Schedule for computation of total return performance - Incorporated by reference to Exhibit 16 to

         Post-Effective Amendment No. 40 of Registrant's
         Registration Statement (File No. 2-33889) on Form N-1A filed January 10, 1991.

         (27) Financial Data Schedule - filed herewith.

ITEM 25. Persons Controlled by or under Common Control with
         Registrant.

         None.

ITEM 26. Number of Holders of Securities.

                                       Number of Record Holders
              Title of Class           (as of January 12, 1996)
              Shares of Beneficial        (Growth Portfolio)
              Interest par value $.01
              Growth Portfolio                   20

ITEM 27. Indemnification

         It is the Registrant's policy to indemnify its trustees and officers, employees and other agents as set forth in
         Article VIII and Article III of Registrant's Agreement and Declaration of Trust, filed as Exhibit 1 in response to Item 24 and Section 6 of the Distribution Services Agreement filed as Exhibit 6 in response to Item 24, all as set forth below. The liability of the Registrant's trustees and officers is dealt with in Article VIII of Registrant's Agreement and Declaration of Trust, as set forth below. The Adviser's liability for loss suffered by the Registrant or its shareholders is set forth in
         Section 4 in response to Item 24, as set forth below.

         Article VIII of Registrant's Agreement and Declaration of Trust reads as follows:

         "SECTION 8.1 Trustees, Shareholders, etc. Not Personally Liable; Notice. The Trustees and officers of the Trust, in incurring any debts, liabilities or obligations, or in limiting or omitting any other actions for or in connection with the Trust, are or shall be deemed to be acting as Trustees or officers of the Trust and not in their own capacities. No Shareholder shall be subject to any personal liability whatsoever in tort, contract or otherwise to any other Person or Persons in connection with the assets or the affairs of the Trust or of any Portfolio, and subject to
         Section 8.4 hereof, no Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever in tort, contract, or otherwise, to any other Person or Persons in connection with the assets or affairs of the Trust or of any Portfolio, save only that arising from his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or the discharge of his functions. The Trust (or if the matter relates only to a particular Portfolio, that Portfolio) shall be solely liable for any and all debts, claims, demands, judgments, decrees, liabilities or obligations of any and every kind, against or with respect to the Trust or such Portfolio in tort, contract or otherwise in connection with the assets or the affairs of the Trust or such Portfolio, and all Persons dealing with the Trust or any Portfolio shall be deemed to have agreed that resort shall be had solely to the Trust Property of the Trust or the Portfolio Assets of such Portfolio, as the case may be, for the payment or performance thereof.

         The Trustees shall use their best efforts to ensure that every note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officers or officer shall give notice that this Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts and shall recite to the effect that the same was executed or made by or on behalf of the Trust or by them as Trustees or Trustee or as officers or officer, and not individually, and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust, or the particular Portfolio in question, as the case may be, but the omission thereof shall not operate to bind any Trustees or Trustee or officers or officer or Shareholders or Shareholder individually, or to subject the Portfolio Assets of any Portfolio to the obligations of any other Portfolio.

         SECTION 8.2 Trustees' Good Faith Action; Expert Advice; No Bond or Surety. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. Subject to Section 8.4 hereof, a Trustee shall be liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. Subject to the foregoing, (i) the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, consultant, Investment Advisor, Administrator, Distributor or Principal

         Underwriter, Custodian or Transfer Agent, Dividend Disbursing Agent, Shareholder Servicing Agent or Accounting Agent of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee; (ii) the Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust and their duties as Trustees, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice; and (iii) in discharging their duties, the Trustees, when acting in good faith, shall be entitled to rely upon the books of account of the Trust and upon written reports made to the Trustees by any officer appointed by them, any independent public accountant, and (with respect to the subject matter of the contract involved) any officer, partner or responsible employee of a Contracting Party appointed by the Trustees pursuant to Section 5.2 hereof. The Trustees as such shall not be required to give any bond or surety or any other security for the performance of their duties.

         SECTION 8.3 Indemnification of Shareholders. If any Shareholder (or former Shareholder) of the Trust shall be charged or held to be personally liable for any obligation or liability of the Trust solely by reason of being or having been a Shareholder and not because of such Shareholder's acts or omissions or for some other reason, the Trust (upon proper and timely request by the Shareholder) shall assume the defense against such charge and satisfy any judgment thereon, and the Shareholder or former Shareholder (or the heirs, executors, administrators or other legal representatives thereof, or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled (but solely out of the assets of the Portfolio of which such Shareholder or former Shareholder is or was the holder of Shares) to be held harmless from and indemnified against all loss and expense arising from such liability.

         SECTION 8.4 Indemnification of Trustees, Officers, etc. Subject to the limitations set forth hereinafter in this
         Section 8.4, the Trust shall indemnify (from the assets of the Portfolio or Portfolios to which the conduct in question relates) each of its Trustees and officers (including Persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise [hereinafter, together with such Person's heirs, executors, administrators or personal representative, referred to as a "Covered Person"]) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (either and both of the conduct described in (i) and (ii) being referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Portfolio or Portfolios to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided, that the Covered Person shall have undertaken to repay the amounts so paid to such Portfolio or Portfolios if it is ultimately determined that indemnification of such expenses is not authorized under this Article VIII and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or
         (iii) a majority of a quorum of the disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

         SECTION 8.5 Compromise Payment. As to any matter disposed of by a compromise payment by any such Covered Person referred to in Section 8.4 hereof, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of a quorum of the disinterested Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Trustees pursuant to clause (i) or by independent legal counsel pursuant to clause (ii) shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with either of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

         SECTION 8.6 Indemnification Not Exclusive, etc. The right of indemnification provided by this Article VIII shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VIII, a "disinterested" Person is one against whom none of the actions, suits or other proceedings in question, and no other action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened. Nothing contained in this Article VIII shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other Persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such Person.

         SECTION 8.7 Liability of Third Persons Dealing with Trustees. No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

         Article III of Registrant's Agreement and Declaration of
         Trust reads, in pertinent part, as follows:

         "Without limiting the foregoing and to the extent not inconsistent with the 1940 Act or other applicable law, the Trustees shall have power and authority:

              (s) Indemnification. In addition to the mandatory indemnification provided for in Article VIII hereof and to the extent permitted by law, to indemnification with any Person with whom this Trust has dealings, including, without limitation, any independent contractor, to such extent as the Trustees shall determine."

         The Advisory Agreement between the Registrant and Alliance Capital Management L.P. provides that Alliance Capital Management L.P. will not be liable under such agreement for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect, or purport to protect, Alliance Capital Management L.P. against any liability to Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its obligations and duties thereunder.

         The Distribution Agreement between the Registrant and Alliance Fund Distributors, Inc. provides that the Registrant will indemnify, defend and hold Alliance Fund Distributors, Inc., and any person who controls it within the meaning of Section 15 of the Investment Company Act of 1940, free and harmless from and against any and all claims, demands, liabilities and expenses which Alliance Fund Distributors, Inc. or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in Registrant's Registration Statement or Prospectus and Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in or necessary to make the statements in either thereof any one of the foregoing not misleading, provided that nothing therein shall be so construed as to protect Alliance Fund Distributors, Inc. against any liability to Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its obligations and duties thereunder.

         The foregoing summaries are qualified by the entire text of Registrant's Agreement and Declaration of Trust, the Advisory Agreement between Registrant and Alliance Capital Management L.P. and the Distribution Services Agreement between Registrant and Alliance Fund Distributors, Inc.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

         In accordance with Release No. IC-11330 (September 2,
         1980), the Registrant will indemnify its trustees, officers, investment adviser and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the trustees who are neither "interested persons" of the Registrant as defined in section

         2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party trustees"), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its trustees, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance,
         (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or
         (3) a majority of a quorum of disinterested, non-party trustees of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

         The Registrant participates in a joint trustees/ directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by Alliance Capital Management L.P. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser.

Item 28. Business and Other Connections of Adviser.

         The descriptions of Alliance Capital Management L.P.
         under the captions "Management of the Fund" in the Prospectus and in the Statement of Additional
         Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

         The information as to the directors and executive officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.

Item 29. Principal Underwriters

         (a)  Alliance Fund Distributors, Inc., the Registrant's
              Principal Underwriter in connection with the sale of shares of the Registrant. Alliance Fund
              Distributors, Inc. also acts as Principal
              Underwriter or Distributor for the following investment companies:

                   ACM Institutional Reserves, Inc.
                   AFD Exchange Reserves
                   Alliance All-Asia Investment Fund, Inc.
                   Alliance Balanced Shares, Inc.
                   Alliance Bond Fund, Inc.
                   Alliance Capital Reserves
                   Alliance Counterpoint Fund
                   Alliance Developing Markets Fund, Inc.
                   Alliance Global Dollar Government Fund, Inc.
                   Alliance Global Small Cap Fund, Inc.
                   Alliance Global Strategic Income Trust, Inc.
                   Alliance Government Reserves
                   Alliance Growth and Income Fund, Inc.
                   Alliance Income Builder Fund, Inc.
                   Alliance International Fund
                   Alliance Money Market Fund
                   Alliance Mortgage Securities Income Fund, Inc. Alliance Mortgage Strategy Trust, Inc. Alliance Multi-Market Strategy Trust, Inc. Alliance Municipal Income Fund, Inc.
                   Alliance Municipal Income Fund II
                   Alliance Municipal Trust
                   Alliance New Europe Fund, Inc.
                   Alliance North American Government Income
                        Trust, Inc.
                   Alliance Premier Growth Fund, Inc.
                   Alliance Quasar Fund, Inc.
                   Alliance Short-Term Multi-Market Trust, Inc.
                   Alliance Technology Fund, Inc.
                   Alliance Utility Income Fund, Inc.
                   Alliance Variable Products Series Fund, Inc.
                   Alliance World Income Trust, Inc.
                   Alliance Worldwide Privatization Fund, Inc.
                   Fiduciary Management Associates
                   The Alliance Fund, Inc.
                   The Alliance Portfolios

              (b) The following are the Directors and Officers of Alliance Fund Distributors, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.

                         POSITIONS AND           POSITIONS AND
                         OFFICES WITH            OFFICES
NAME                     UNDERWRITER             WITH REGISTRANT

Michael J. Laughlin      Chairman

Robert L. Errico         President

Kimberly A. Baumgardner  Senior Vice President

Edmund P. Bergan, Jr.    Senior Vice President,  Secretary
                           General Counsel
                           and Secretary

Daniel J. Dart           Senior Vice President

Richard A. Davies        Senior Vice President,
                           Managing Director

Byron M. Davis           Senior Vice President

Geoffrey L. Hyde         Senior Vice President

Barbara J. Krumsiek      Senior Vice President

Stephen R. Laut          Senior Vice President

Daniel D. McGinley       Senior Vice President

Dusty W. Paschall        Senior Vice President

Antonios G. Poleondakis  Senior Vice President

Gregory K. Shannahan     Senior Vice President

 Joseph F. Sumanski      Senior Vice President

Peter J. Szabo           Senior Vice President

Nicholas K. Willett      Senior Vice President

Richard A. Winge         Senior Vice President

Benji A. Baer            Vice President

Warren W. Babcock III    Vice President

Kenneth F. Barkoff       Vice President

William P. Beanblossom   Vice President

Jack C. Bixler           Vice President

Casimir F. Bolanowski    Vice President

Kevin T. Cannon          Vice President

Leo H. Cook              Vice President

Richard W. Dabney        Vice President

Mark J. Dunbar           Vice President

Sohaila S. Farsheed      Vice President

Linda A. Finnerty        Vice President

William C. Fisher        Vice President

Robert M. Frank          Vice President

Gerard J. Friscia        Vice President &
                           Controller

Andrew L. Gangolf        Vice President

Mark D. Gersten          Vice President          Treasurer and
                                                 Chief Financial
                                                 Officer
Joseph W. Gibson         Vice President

Troy L. Glawe            Vice President

Herbert H. Goldman       Vice President

James E. Gunter          Vice President

Alan Halfenger           Vice President

George R. Hrabovsky      Vice President

Valerie J. Hugo          Vice President

Robert H. Joseph, Jr.    Vice President
                           and Treasurer

Richard D. Keppler       Vice President

Sheila F. Lamb           Vice President

Donna M. Lamback         Vice President

Thomas Leavitt, III      Vice President

James M. Liptrot         Vice President

James P. Luisi           Vice President

Christopher J. MacDonald Vice President

Maura A. McGrath         Vice President

Matthew P. Mintzer       Vice President

Joanna D. Murray         Vice President

Nicole Nolan-Koester     Vice President

Daniel J. Phillips       Vice President

Robert T. Pigozzi        Vice President

James J. Posch           Vice President

Robert E. Powers         Vice President

Domenick Pugliese        Vice President          Assistant
                                                 Secretary

Bruce W. Reitz           Vice President

Dennis A. Sanford        Vice President

Raymond S. Sclafani      Vice President

Richard J. Sidell        Vice President

J. William Strott, Jr.   Vice President

Richard E. Tambourine    Vice President

Joseph T. Tocyloski      Vice President

Neil S. Wood             Vice President

Emilie D. Wrapp          Vice President

Maria L. Carreras        Assistant Vice President

Sarah A. Chodera         Assistant Vice President

John W. Cronin           Assistant Vice President

Leon M. Fern             Assistant Vice President

William B. Hanigan       Assistant Vice President

Vicky M. Hayes           Assistant Vice President

Daniel M. Hazard         Assistant Vice President

John C. Hershock         Assistant Vice President

James J. Hill            Assistant Vice President

Kalen H. Holliday        Assistant Vice President

Thomas K. Intoccia       Assistant Vice President

Edward W. Kelly          Assistant Vice President

Patrick Look             Assistant Vice President &
                           Assistant Treasurer

Michael F. Mahoney       Assistant Vice President

Shawn P. McClain         Assistant Vice President

Thomas F. Monnerat       Assistant Vice President

Jeanette M. Nardella     Assistant Vice President

Carol H. Rappa           Assistant Vice President

Lisa Robinson-Cronin     Assistant Vice President

Karen C. Satterberg      Assistant Vice President

Robert M. Smith          Assistant Vice President

Mark R. Manley           Assistant Secretary

ITEM 30. Location of Accounts and Records.

         The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Fund Services, Inc., 500 Plaza Drive, Secaucus, New Jersey 07094 and at the offices of (i) State Street Bank and Trust Company, the Registrant's Custodian with respect to the Growth Portfolio and the South Africa-Free

         International Portfolio, 225 Franklin Street, Boston, Massachusetts 02110 and (ii) Brown Brothers Harriman & Co., the Registrant's Custodian with respect to the Short-Term Global Income Portfolio, 40 Water Street, Boston, Massachusetts 02109. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York, 10105.

ITEM 31. Management Services. Not applicable.

ITEM 32. Undertakings.

         (c) The Registrant undertakes to furnish each person to whom a Prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

         The Registrant undertakes to provide assistance to shareholders in communications concerning the removal of any Trustee of the Fund in accordance with Section 16 of the Investment Company Act of 1940.

                            SIGNATURE

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York, on the 31st day of January, 1996.



                                  FIDUCIARY MANAGEMENT ASSOCIATES



                                  By /s/ John D. Carifa
                                    _____________________________
                                         John D. Carifa
                                            Chairman


         Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature
                            Title

                            Date

(1) Principal Executive
    Officer

 /s/ John D. Carifa
______________________      Chairman             January 31, 1996
John D. Carifa

(2) Principal Financial and
    Accounting Officer

 /s/ Mark D. Gersten        Treasurer and
______________________      Chief Financial      January 31, 1996
Mark D. Gersten             Officer

(3) All of the Trustees

Ruth Block
John D. Carifa
David H. Dievler
John H. Dobkin
William H. Foulk, Jr.
Dr. James M. Hester
Clifford L. Michel
Donald J. Robinson


    /s/ Edmund P. Bergan, Jr.
by ______________________
   (Attorney-in-fact)                            January 31, 1996
   Edmund P. Bergan, Jr.

                        Index to Exhibits



(11)     Consent of Independent Auditors

(27)     Financial Data Schedule














































                              C-19
00250061.AD2